DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                                -----------------

                             DWS Strategic Value VIP

Until on or about the close of business on June 1, 2009 (the "Transition Date"), the name of the portfolio is DWS Dreman High Return Equity VIP.

Until on or about the Transition Date, "The Portfolio's Main Investment Strategy" section of the portfolio's prospectuses shall read as follows:

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.


May 1, 2009                                               [DWS INVESTMENTS LOGO]
VSSV-36XX                                                    Deutsche Bank Group

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Until on or about the Transition Date, the "Portfolio management" section of the portfolio's prospectuses shall read as follows:

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

  David N. Dreman                                                   E. Clifton Hoover, Jr.
  Chairman and Chief Investment Officer of Dreman Value             Co-Chief Investment Officer and Portfolio Manager.
  Management, L.L.C. and Lead Portfolio Manager.                     o Joined Dreman Value Management, L.L.C. in 2006
   o Began investment career in 1957.                                  as a Managing Director and Co-Chief Investment
   o Joined the portfolio team in 1998.                                Officer of Large Cap Value Strategy.
   o Founder, Dreman Value Management, L.L.C.                        o Prior to joining Dreman Value Management, L.L.C., Managing
                                                                       Director and a Portfolio Manager at NFJ Investment Group
  F. James Hutchinson                                                  since 1997; Vice President -- Corporate Finance at Credit
  President and Portfolio Manager.                                     Lyonnais, 1992-1997; Financial Analyst at Citibank,
   o Managing Director of Dreman Value Management, L.L.C.              1990-1992; and Credit Analyst/Corporate Loan Officer for
   o Joined Dreman Value Management, L.L.C. in 2000.                   RepublicBank (now Bank of America), 1985-1990.
   o Began investment career in 1986.                                o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2002.                              o Joined the portfolio team in 2006.
   o Prior to joining Dreman Value Management, L.L.C., 30 years      o MS, Texas Tech University.
     of experience in finance and trust/investment management
     with The Bank of New York.

Until on or about the Transition Date, the "Portfolio Subadvisors" section of the portfolio's prospectuses shall read as follows:

Subadvisor for DWS Dreman High Return Equity VIP

The subadvisor for DWS Dreman High Return Equity VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making the portfolio's investment decisions and buying and selling securities for the portfolio.








               Please Retain This Supplement for Future Reference


May 1, 2009
VSSV-36XX

                             DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                             ----------------------

                              DWS Money Market VIP

Important Information Regarding the Portfolio

The Portfolio listed above is participating in the U.S. Treasury Department's (the "Treasury") Temporary Guarantee Program for Money Market Funds (the "Program").

The Program is designed to protect the value of accounts in the Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Portfolio for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or
(ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Portfolio's net asset value per share falls below $0.995 -- which is commonly referred to as "breaking the buck" -- and the Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of February 28, 2009, ESF assets were approximately $49.4 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program had an initial three-month term after which the Treasury had the option to renew the Program up to September 18, 2009. The Program was initially in effect until December 18, 2008, was extended on November 24, 2008 until April 30, 2009, and was extended again on March 31, 2009 until September 18, 2009. The Board of the Portfolio listed above approved continued participation in the Program. The Treasury is not expected to extend the Program beyond September 18, 2009.

The Portfolio will bear the expense of participating in the Program. The expense born by a share class of the Portfolio is determined by the product of: (i) the total shares outstanding of that particular share class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value of the outstanding shares of the applicable share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee rate was equal to either 0.01% or 0.015%. For the Program extension from December 19, 2008 and ending on April 30, 2009, the Program participation fee rate was equal to either 0.015% or 0.022%. For continued coverage under the Program beginning on May 1, 2009 and ending on September 18, 2009, the Program participation fee rate is equal to either 0.015% or 0.023%.

Neither this prospectus supplement, the above-referenced prospectus, DWS Funds nor Deutsche Investment Management Americas Inc., the investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury. As of the date of this prospectus supplement, additional information about the Program, including the consequences of the Portfolio's triggering the Program guarantee, is available at http://www.ustreas.gov.

               Please Retain This Supplement for Future Reference


May 1, 2009                                               [DWS INVESTMENTS LOGO]
VSMONEY-3602                                                 Deutsche Bank Group

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Alternative Asset Allocation Plus VIP
 14      Other Policies and Risks
 14      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



17      Buying and Selling Shares
20      How the Portfolio Calculates Share Price
20      Distributions
20      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation. The portfolio seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The portfolio intends to allocate its assets among the following strategies and/or asset categories: market neutral, inflation-protection, floating rate securities, commodities, real estate, infrastructure and emerging markets.

Investments may be made in other DWS funds or directly in the securities and derivative investments in which such DWS funds could invest. The portfolio may also invest in securities of exchange traded funds ("ETFs") when a particular asset category or investment strategy is not available through a DWS fund. The portfolio's allocations among direct investments and other DWS funds may vary over time. At times, the entire portfolio may be invested in other DWS funds or directly in other investments. The portfolio may also be invested in some combination thereof. To the extent the portfolio directly invests in other investments rather than DWS funds, the allocated portions of the portfolio will be managed by the same advisor, subadvisor or sub-subadvisor, as applicable, as the corresponding DWS fund, following the same general investment strategies.

The portfolio may make allocations ranging from approximately 0% to 30% of its assets in a particular strategy or asset category. Based on portfolio management's assessment of market conditions, the portfolio will be rebalanced periodically to maintain the desired asset allocation among alternative asset categories and investment strategies. The portfolio's allocations among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. The portfolio intends to invest in the following DWS Funds or directly in such securities and derivative investments in which such DWS Funds can invest:

o DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the fund's Advisor believes are undervalued but have favorable prospects for appreciation.

o DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business in emerging markets). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following:
  The International Bank for Reconstruction and Development (i.e., the World
  Bank), the International Finance Corporation or the United Nations or its authorities.

DWS VARIABLE SERIES II - CLASS A SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   3

o DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

o DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1-3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund also employs the iGAP strategy (discussed below).

o DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

o DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations, and in derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs the iGAP strategy (discussed below).

o DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation.

o DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.

On an ongoing basis, the DWS funds in which the portfolio may invest will be evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the portfolio, alternate DWS funds may be added to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Alternatively, the portfolio may invest in certain ETFs if the desired exposure is not available by investing in DWS funds.

In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global equities, bonds and currencies and over-the-counter


4   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
forward currency contracts, and is expected to have a low correlation with the portfolio's securities holdings. The iGAP strategy, with respect to the portfolio, will not be used until assets of the portfolio exceed $50 million; however, the portfolio may have indirect exposure to the iGAP strategy through other DWS funds.

While the portfolio and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the portfolio as part of the iGAP strategy, generally will be used to seek return and not be used for hedging purposes. Certain DWS funds in which the portfolio invests may also use the iGAP strategy.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use this strategy for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

The portfolio's allocations among the asset categories and investment strategies will change over time, causing corresponding changes in the portfolio's risk profile.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Advisor may favor an asset category or investment strategy that performs poorly relative to other asset categories or investment strategies. To the extent that alternative asset categories underperform the general stock market, the portfolio would perform poorly relative to a portfolio invested primarily in the general stock market.

UNDERLYING FUND INVESTMENT RISK. The portfolio invests in underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. To the extent the particular underlying funds in which the portfolio invests underperform their benchmarks and/or other funds investing in the same asset class, the portfolio would perform poorly relative to other asset allocation funds investing in alternative asset categories and investment strategies. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the portfolio's allocations among the underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the portfolio may increase or decrease.



INVESTMENT RISKS OF THE PORTFOLIO AND THE UNDERLYING FUNDS

DWS Alternative Asset Allocation Plus VIP may be subject to the risks discussed below either through its investment in the DWS funds or through its direct investment in other securities. Therefore, in the sections below, the term "portfolio" refers to DWS Alternative Asset Allocation Plus VIP and the underlying funds.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


DWS VARIABLE SERIES II - CLASS A SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   5

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

NON-DIVERSIFICATION RISK. This risk information applies to DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund and DWS RREEF Global Real Estate Securities Fund. The noted DWS funds are classified as non-diversified under the Investment Company Act of 1940, as amended. This means that these DWS funds may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if these DWS funds invested in a larger number of issuers.


6   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

COMMODITY RISK. The portfolio may invest in equity securities issued by companies in commodity-related industries and other securities related to such companies. Such investments are subject to the risks associated with concentration in securities of issuers in commodity-related industries. The stocks of companies in commodity-related industries may underperform the stock market as a whole. The stock prices of companies in commodity-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodity-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodity-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

TAX RISK. The treatment of commodity-linked notes, futures and certain other derivative instruments for purposes of the portfolio qualifying as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") is not certain. DWS Commodity Securities Fund has obtained private letter rulings from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodity-linked notes in which DWS Commodity Securities Fund invests constitute "qualifying income" under the Code. Generally, if the commodity-linked instruments in which the portfolio invests are not regarded as producing qualifying income, the portfolio may fail to qualify as a RIC. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions to shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders who are subject to current federal income taxation with respect to their investment in the portfolio as a dividend to the extent attributable to the portfolio's earnings and profits. In addition, if DWS Alternative Asset Allocation Plus VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the portfolio will be required to treat the portfolio (or if an underlying fund fails to qualify as a RIC, the portfolio's investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

COUNTERPARTY RISK. The portfolio will be subject to credit risk of the counterparty with respect to derivative contracts entered into by the portfolio or held by special purpose or structured vehicles in which the portfolio invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates


DWS VARIABLE SERIES II - CLASS A SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   7
decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities and may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a debt security.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio investments. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

CREDIT RISK. The portfolio will be subject to the risk that the creditworthiness of a debt security's issuer may decline, causing the value of the debt security to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the debt securities it has issued. In some cases, debt securities may decline in credit quality or go into default.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SENIOR LOANS RISK. Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers; but will consider, and may rely in part on, analyses performed by others. As a result, the portfolio is particularly dependent on the analytical abilities of the Advisor. In addition, Senior Loans involve certain special risks, including:

o CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the portfolio's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the portfolio's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

o CREDIT RISK. A portfolio purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the portfolio, a reduction in the value of the Senior Loan and a reduction in the portfolio's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The portfolio may principally invest in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances.

8   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. As interest rates decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the portfolio to reinvest in lower-yielding securities. The value of Senior Loans with adjustable interest rates will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a portfolio that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the portfolio's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the portfolio's value. Finally, a decrease in interest rates could adversely affect the income earned by the portfolio from its Senior Loans.

o LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the portfolio's estimate of its value. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the portfolio.

o MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on Senior Loans acquired by the portfolio, thus reducing portfolio returns. During periods of limited supply of Senior Loans, the portfolio's yield may be lower.

o PREPAYMENT RISK. If a Senior Loan in which the portfolio invests is paid off sooner than scheduled, and interest rates are falling, the portfolio may be forced to reinvest the payments at lower yields.

BORROWING/LEVERAGE RISK. Because the portfolio may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the portfolio did not borrow. Borrowing activities by the portfolio will amplify any increase or decrease in the net asset value of the portfolio. In addition, the interest which the portfolio pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the portfolio and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the portfolio compared with what it would have been without borrowing. When the portfolio borrows money it must comply with certain asset coverage requirements, which at times may require the portfolio to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

SHORT SALE RISK. Short sales involve the risk that the portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the portfolio previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the portfolio must pay to a lender of the security. In addition, because a loss incurred by the portfolio on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a loss incurred by the portfolio on a long position arises from decreases in the value of the security held by the portfolio and therefore is limited by the fact that a security's value cannot drop below zero.


DWS VARIABLE SERIES II - CLASS A SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   9

The portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

The use of short sales - in effect, leveraging the portfolio - could increase the exposure of the portfolio to the market, increase losses and increase the volatility of returns.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.



THE PORTFOLIO'S PERFORMANCE HISTORY

Since the portfolio is newly offered, past performance information is not available.

10   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the Advisor's contractual obligations to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses" in the table below). The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the other DWS funds and exchange-traded funds in which the portfolio is invested (see "Acquired Funds (Underlying Funds) Fees and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                           CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
________________________________________________________________________________________
Management Fee 1                                                      0.20%
Distribution/Service (12b-1) Fee                                      None
Acquired Funds (Underlying Funds) Fees and Expenses 2,3               1.35
Other Expenses 4                                                      0.33
TOTAL ANNUAL OPERATING EXPENSES                                       1.88
Less Expense Waiver/Reimbursement                                     0.32
NET ANNUAL FUND AND ACQUIRED FUNDS (UNDERLYING FUNDS)
OPERATING EXPENSES 5                                                  1.56

1 Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the iGAP strategy is implemented.

2 The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETFs in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio's assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invests.

3 "Acquired Funds (Underlying Funds) Fees and Expenses" includes the impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the "Total Annual Operating Expenses" would be 1.73%, without these dividends on short sales.

4 "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

5 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain "Total Annual Operating Expenses" at 0.21% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS
Class A shares          $159           $549


DWS VARIABLE SERIES II - CLASS A SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   11

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2009.
   o BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o Global Asset Allocation Portfolio Manager: New York.
   o Joined the portfolio in 2009.
   o BS, MS, Moscow State University; MBA, University of Chicago.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Global Asset Allocation Portfolio Manager: New York.
   o Joined the portfolio in 2009.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

Since the portfolio is newly offered, financial highlights information is not available.

12   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.56%                3.44%            $ 10,344.00          $   158.68
   2             10.25%                 1.83%                6.72%            $ 10,671.90          $   192.30
   3             15.76%                 1.83%               10.10%            $ 11,010.20          $   198.39
   4             21.55%                 1.83%               13.59%            $ 11,359.23          $   204.68
   5             27.63%                 1.83%               17.19%            $ 11,719.32          $   211.17
   6             34.01%                 1.83%               20.91%            $ 12,090.82          $   217.86
   7             40.71%                 1.83%               24.74%            $ 12,474.10          $   224.77
   8             47.75%                 1.83%               28.70%            $ 12,869.53          $   231.89
   9             55.13%                 1.83%               32.77%            $ 13,277.49          $   239.25
  10             62.89%                 1.83%               36.98%            $ 13,698.39          $   246.83
TOTAL                                                                                              $ 2,125.82


DWS VARIABLE SERIES II - CLASS A SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   13

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the portfolio and will select investments that it believes are best suited to meet the portfolio's investment objective.


14   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The Advisor receives a management fee from the portfolio. Below is the fee rate to be paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                                    FEE PAID
DWS Alternative Asset Allocation Plus VIP            0.20%*

* Based on estimated amounts for the current fiscal year. Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the iGAP strategy is implemented.


The portfolio pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, in the sum of: (i) 0.20% of the portfolio's average daily net assets invested in other DWS funds; and (ii) 1.20% of the portfolio's average daily net assets invested in all other assets not considered other DWS funds. For purposes of the management fee, "other DWS funds" means US-registered investment companies with the Advisor serving as investment advisor.

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreements is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



SUBADVISORS AND SUB-SUBADVISORS FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP

RREEF America L.L.C. ("RREEF"), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an indirect wholly owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Deutsche Investments Australia Limited ("DIAL"), is located at Level 16, 126 Phillip Street, Sydney NSW 200, Australia. DIAL is an indirect wholly owned subsidiary of Deutsche Bank AG. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

RREEF Global Advisers Limited ("RGAL"), is located at Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. RGAL is an indirect wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong"), is located at 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China. DeAM Hong Kong is an indirect wholly owned subsidiary of Deutsche Bank AG.

The subadvisors and sub-subadvisors provide investment advisory and management services to the portions of DWS Alternative Asset Allocation Plus VIP's portfolio allocated to direct investments in global real estate, global infrastructure (as described below). Each subadvisor and sub-subadvisor makes investment decisions, buy and sells securities for the portfolio and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to each subadvisor pursuant to an investment subadvisory agreement between the Advisor and the subadvisor. The sub-subadvisors are paid for their sub-subadvisory services by the subadvisor, from the subadvisor's subadvisory fee paid by the Advisor to the subadvisor.

RREEF provides subadvisory services in connection with direct investments in global real estate and global infrastructure securities. With respect to global real estate and global infrastructure securities, RGAL provides sub-subadvisory services related to European securities, DeAM Hong Kong provides sub-subadvisory services related to Asian securities and DIAL provides sub-subadvisory services related to Australian securities.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   15

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

18   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   19

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

FOR THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. To the extent that the portfolio or an underlying fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when the portfolio or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell portfolio shares. Price changes in the securities the portfolio or an underlying fund owns may ultimately affect the price of portfolio shares the next time the net asset value is calculated.)



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and net capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


20   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   21

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-AAA

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                               DWS BALANCED VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Balanced VIP
 14      Other Policies and Risks
 14      The Investment Advisor
 15      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



17      Buying and Selling Shares
20      How the Portfolio Calculates Share Price
20      Distributions
20      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio can invest in securities of any size and from any country. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. The portfolio may also invest in Exchange Traded Funds ("ETFs").

The Advisor allocates the portfolio's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds). The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a portfolio management team that specializes in a particular asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5
can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24      4.84       -27.33
  1999       2000       2001        2002       2003       2004      2005      2006        2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 10.72%, Q4 1999              WORST QUARTER: -15.19%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -5.08%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                          -27.33          -1.35          -0.18
Russell 1000 Index                           -37.60          -2.04          -1.09
Barclays Capital U.S. Aggregate
Index                                         5.24           4.65           5.63
Blended Index                                -25.12          1.17           2.61
Russell 2000 Index                           -33.79          -0.93          3.02
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38
MSCI EAFE Index                              -43.38          1.66           0.80
Credit Suisse High Yield Index               -26.17          -0.59          2.87
Merrill Lynch 3-Month US Treasury
Bill Index                                    2.06           3.25           3.45

Total returns would have been lower if operating expenses hadn't been reduced.

On April 1, 2009, the Blended Index replaced the Russell 2000 (Reg. TM) Index, Standard & Poor's (S&P) 500 Index, MSCI EAFE (Reg. TM) Index, Credit Suisse High Yield Index and Merrill Lynch 3-Month US Treasury Bill Index as one of the portfolio's benchmark indices because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and Merrill Lynch 3-Month US Treasury Bill Index (5%). The Advisor believes this blended benchmark more accurately reflects typical portfolio asset allocations and represents the overall investment process.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.36%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.25
TOTAL ANNUAL OPERATING EXPENSES 3               0.61

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.66%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $62           $195           $340           $762


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Asset Allocation Portfolio Manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o  Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio. Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 2001 and the portfolio in 2008.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o  Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o  BS, Carlson School of Management, University of Minnesota.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio Manager for Structured Finance: Louisville.
   o  Joined the portfolio in 2009.
   o  BS, University of Maryland; MBA William & Mary.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

Owen Fitzpatrick, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2009.
   o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of US Equity Strategy and manager of the US large cap core, value and growth portfolios and member of the US Investment Committee and head of the Equity Strategy Group.
   o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
   o  BA and MBA, Fordham University.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA, Bellarmine University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o  US and Global Fund Management: Frankfurt.
   o  Joined the portfolio in 2008.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 1998 and the portfolio in 2009.
   o Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o  MA, Oxford University.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The following individual has been named consultant to the portfolio's advisor:

Michael Sieghart, CFA
Managing Director of DWS Investment GmbH: Frankfurt and consultant to the
Advisor.
   o Joined DWS Investment GmbH: Frankfurt in 1997.
   o Senior fund manager of global and European equities: Frankfurt.
   o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006          2005         2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.81      $  24.46     $   22.75      $  22.37    $  21.32
-------------------------------------------------   --------      --------     ---------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .61           .74        .69c             .59         .47
_________________________________________________   ________      ________     _________      ________    ________
 Net realized and unrealized gain (loss)              ( 7.20)          .42          1.60           .34         .93
-------------------------------------------------   --------      --------     ---------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 6.59)         1.16          2.29           .93        1.40
-------------------------------------------------   --------      --------     ---------      --------    --------
Less distributions from:
 Net investment income                                (  .87)       (  .81)       (  .58)       (  .55)     (  .35)
_________________________________________________   ________      ________     _________      ________    ________
NET ASSET VALUE, END OF PERIOD                      $  17.35      $  24.81     $   24.46      $  22.75    $  22.37
-------------------------------------------------   --------      --------     ---------      --------    --------
Total Return (%)                                      (27.33)b     4.84b        10.24b,c       4.30b          6.64
_________________________________________________   ________      ________     _________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307           528           600           653         622
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses before expense reductions (%)          .64           .52           .55           .55         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses after expense reductions (%)           .62           .51           .51           .53         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of net investment income (%)                      2.83          3.00       2.99c            2.66        2.18
_________________________________________________   ________      ________     _________      ________    ________
Portfolio turnover rate (%)                              263           199           108           122         140
-------------------------------------------------   --------      --------     ---------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


12   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.61%                4.39%            $ 10,439.00           $  62.34
   2             10.25%                 0.61%                8.97%            $ 10,897.27           $  65.08
   3             15.76%                 0.61%               13.76%            $ 11,375.66           $  67.93
   4             21.55%                 0.61%               18.75%            $ 11,875.05           $  70.91
   5             27.63%                 0.61%               23.96%            $ 12,396.37           $  74.03
   6             34.01%                 0.61%               29.41%            $ 12,940.57           $  77.28
   7             40.71%                 0.61%               35.09%            $ 13,508.66           $  80.67
   8             47.75%                 0.61%               41.02%            $ 14,101.69           $  84.21
   9             55.13%                 0.61%               47.21%            $ 14,720.75           $  87.91
  10             62.89%                 0.61%               53.67%            $ 15,367.00           $  91.77
TOTAL                                                                                               $ 762.13


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   13

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME           FEE PAID
DWS Balanced VIP            0.39%*

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

14   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS BALANCED VIP
The subadvisor for DWS Balanced VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   15

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

18   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   19

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


20   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   21

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-BAL

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                               DWS BLUE CHIP VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Blue Chip VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BLUE CHIP VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the portfolio invests mainly in US common stocks, it could invest up to 20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when portfolio management believes its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BLUE CHIP
                                                               VIP   3
well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

4   DWS BLUE CHIP VIP                                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  25.24       -7.84      -15.81      -22.11     27.25      16.04      10.06      15.65      3.50     -38.49
  1999       2000        2001        2002       2003       2004       2005       2006       2007    2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.50%, Q4 1999              WORST QUARTER: -21.79%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.82%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                              1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A            -38.49          -1.23          -0.99
Russell 1000 Index             -37.60          -2.04          -1.09

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BLUE CHIP
                                                               VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                              CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
___________________________________________________________________________________
Management Fee 1                                         0.55%
Distribution/Service (12b-1) Fee                         None
Other Expenses 2                                         0.16
TOTAL ANNUAL OPERATING EXPENSES 3                        0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.78%. For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares       $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o  Joined the portfolio in 2003.
   o  BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2006.
   o  BA, University of Connecticut.

6   DWS BLUE CHIP VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BLUE CHIP
                                                               VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BLUE CHIP VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.65     $  16.17     $  14.88    $ 13.65     $ 11.84
-------------------------------------------------   --------     --------     --------    -------     -------
Income (loss) from investment operations:
 Net investment income a                                 .12          .17       .17c         .14         .13
_________________________________________________   ________     ________     ________    _______     _______
 Net realized and unrealized gain (loss)              ( 4.97)         .36         2.07      1.22        1.76
-------------------------------------------------   --------     --------     --------    -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.85)         .53         2.24      1.36        1.89
-------------------------------------------------   --------     --------     --------    -------     -------
Less distributions from:
 Net investment income                                (  .21)      (  .18)      (  .14)   (  .13)     (  .08)
_________________________________________________   ________     ________     ________    _______     _______
 Net realized gains                                   ( 2.34)      ( 1.87)      (  .81)        -           -
-------------------------------------------------   --------     --------     --------    -------     -------
 TOTAL DISTRIBUTIONS                                  ( 2.55)      ( 2.05)      (  .95)   (  .13)     (  .08)
-------------------------------------------------   --------     --------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD                      $   7.25     $  14.65     $  16.17    $ 14.88     $ 13.65
-------------------------------------------------   --------     --------     --------    -------     -------
Total Return (%)                                      (38.49)b       3.50      15.65c      10.06       16.04
_________________________________________________   ________     ________     ________    _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   106          242          314       294         283
_________________________________________________   ________     ________     ________    _______     _______
Ratio of expenses before expense reductions (%)          .76          .71          .71       .70         .70
_________________________________________________   ________     ________     ________    _______     _______
Ratio of expenses after expense reductions (%)           .76          .71          .71       .70         .70
_________________________________________________   ________     ________     ________    _______     _______
Ratio of net investment income (%)                      1.12         1.13       1.12c       1.00        1.08
_________________________________________________   ________     ________     ________    _______     _______
Portfolio turnover rate (%)                              127          275          226       288         249
-------------------------------------------------   --------     --------     --------    -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


8   DWS BLUE CHIP VIP                                DWS VARIABLE SERIES II -
                                                       CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BLUE CHIP VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BLUE CHIP
                                                               VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME           FEE PAID
DWS Blue Chip VIP          0.59%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-BC

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                           DWS CORE FIXED INCOME VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Core Fixed Income VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top four credit rating categories. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Portfolio management utilizes a core US fixed income strategy that seeks to add incremental returns to the Barclays Capital US Aggregate Index. In managing the portfolio, portfolio management uses a balanced "top-down" and "bottom-up" approach.

Portfolio management seeks pricing changes in a broad range of securities and sectors in order to achieve the portfolio's investment objective.

Company research is a very important part of the investment process. In selecting individual securities for investment, portfolio management:

o assigns a relative value, based on creditworthiness, cash flow and price, to each bond;

o determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. Portfolio management looks to exploit any inefficiencies between intrinsic value and market trading price;

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinates sector weightings to individual bonds that may add above-market value.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS CORE FIXED INCOME
                                                         VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


4   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS CORE FIXED INCOME
                                                         VIP   5

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -2.06       9.90      5.71      8.01      5.13      4.53      2.25      4.26     4.17       -19.33
  1999       2000      2001      2002      2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002              WORST QUARTER: -12.83%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 0.22%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -19.33          -1.31           1.92
Barclays Capital U.S. Aggregate
Index                                      5.24           4.65            5.63

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.17
TOTAL ANNUAL OPERATING EXPENSES 3               0.67

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.75%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $68           $214           $373           $835


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS CORE FIXED INCOME
                                                         VIP   7

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Kenneth R. Bowling, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.
   o  Head of Institutional Fixed Income Investments, Americas: Louisville.
   o  Joined the portfolio in 2009.
   o  BS and MEng from University of Louisville.

Jamie Guenther, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.
   o  Head of Institutional Credit: Louisville.
   o  Joined the portfolio in 2009.
   o  BBA from Western Michigan University.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Economics from University of Louisville.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for
      LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA from Bellarmine University.

David Vignolo, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
      (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.
   o  Credit Analyst for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
   o  Portfolio manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Finance/Economics from the University of Richmond.

8   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS CORE FIXED INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATE
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.82     $  11.86     $ 11.81    $  12.07    $  12.16
-------------------------------------------------   --------     --------     -------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .57          .56         .53         .47         .50
_________________________________________________   ________     ________     _______    ________    ________
 Net realized and unrealized gain (loss)              ( 2.72)      (  .08)     (  .05)     (  .21)        .05
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 2.15)         .48         .48         .26         .55
-------------------------------------------------   --------     --------     -------    --------    --------
Less distributions from:
 Net investment income                                (  .77)      (  .52)     (  .43)     (  .41)     (  .43)
_________________________________________________   ________     ________     _______    ________    ________
 Net realized gains                                        -            -      (  .00)*    (  .11)     (  .21)
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .77)      (  .52)     (  .43)     (  .52)     (  .64)
-------------------------------------------------   --------     --------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.90     $  11.82     $ 11.86    $  11.81    $  12.07
-------------------------------------------------   --------     --------     -------    --------    --------
Total Return (%)                                      (19.33)b       4.17        4.26        2.25        4.53
_________________________________________________   ________     ________     _______    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   110          186         277         252         210
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses before expense reductions (%)          .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses after expense reductions (%)           .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of net investment income (loss) (%)               5.36         4.78        4.56        3.96        4.18
_________________________________________________   ________     ________     _______    ________    ________
Portfolio turnover rate (%)                              215          209         198         241         176
-------------------------------------------------   --------     --------     -------    --------    --------

a   Based on average shares outstanding during the period.

b   Total returns would have been lower had certain expenses not been reduced.

*   Amount is less than $.005

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS CORE FIXED INCOME
                                                         VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.67%                4.33%            $ 10,433.00           $  68.45
   2             10.25%                 0.67%                8.85%            $ 10,884.75           $  71.41
   3             15.76%                 0.67%               13.56%            $ 11,356.06           $  74.51
   4             21.55%                 0.67%               18.48%            $ 11,847.78           $  77.73
   5             27.63%                 0.67%               23.61%            $ 12,360.78           $  81.10
   6             34.01%                 0.67%               28.96%            $ 12,896.01           $  84.61
   7             40.71%                 0.67%               34.54%            $ 13,454.40           $  88.27
   8             47.75%                 0.67%               40.37%            $ 14,036.98           $  92.10
   9             55.13%                 0.67%               46.45%            $ 14,644.78           $  96.08
  10             62.89%                 0.67%               52.79%            $ 15,278.90           $ 100.24
TOTAL                                                                                               $ 834.50


10   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                   FEE PAID
DWS Core Fixed Income VIP          0.54%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS A SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-CFI

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP
                 (formerly DWS International Select Equity VIP)




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Diversified International Equity VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, the portfolio may invest in Canada.

In choosing securities, portfolio management considers various countries and sectors. Portfolio management reviews the portfolio's allocation among countries and sectors periodically and may adjust the allocation based on current or expected market conditions or to manage risk consistent with the portfolio's investment objective.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities, warrants and exchange-traded funds ("ETFs").

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES         DWS DIVERSIFIED INTERNATIONAL
                                                EQUITY VIP   3

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


4   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


DWS VARIABLE SERIES II - CLASS A SHARES         DWS DIVERSIFIED INTERNATIONAL
                                                EQUITY VIP   5

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different objective and investment strategy than the portfolio or Scudder International Research Portfolio. Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different objective and investment strategy. Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  45.71       -20.49      -24.43      -13.48     29.83      18.25      14.51      25.56      16.71       -48.81
  1999        2000        2001        2002       2003       2004       2005       2006       2007        2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -27.50%, Q3 2008
2009 TOTAL RETURN AS OF MARCH 31: -12.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A              -48.81           0.31          -0.01
MSCI EAFE + EMF Index            -45.24           2.81          1.98
MSCI EAFE Index                  -43.38           1.66          0.80

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.65%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.34
TOTAL ANNUAL OPERATING EXPENSES 3               0.99

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.05%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $101           $315           $547         $1,213

PORTFOLIO MANAGEMENT

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2009.
   o BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of portfolio.

   o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.
   o Portfolio manager for GrOWE and Tax Managed Equity: New York.
   o Joined the portfolio in 2009.
   o BBA, Pace University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES         DWS DIVERSIFIED INTERNATIONAL
                                                EQUITY VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



YEARS ENDED DECEMBER 31,                                 2008           2007        2006         2005        2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   16.76       $  16.31     $  13.25    $  11.91    $  10.18
-------------------------------------------------    ---------       --------     --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                               .33d               .25       .24b           .20         .17
_________________________________________________    _________       ________     ________    ________    ________
 Net realized and unrealized gain (loss)                ( 6.67)          2.24         3.11        1.48        1.67
-------------------------------------------------    ---------       --------     --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       ( 6.34)          2.49         3.35        1.68        1.84
-------------------------------------------------    ---------       --------     --------    --------    --------
Less distributions from:
 Net investment income                                  (  .13)        (  .46)      (  .29)     (  .34)     (  .11)
_________________________________________________    _________       ________     ________    ________    ________
 Net realized gains                                     ( 4.07)        ( 1.58)           -           -           -
_________________________________________________    _________       ________     ________    ________    ________
 TOTAL DISTRIBUTIONS                                    ( 4.20)        ( 2.04)      (  .29)     (  .34)     (  .11)
-------------------------------------------------    ---------       --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD                       $    6.22       $  16.76     $  16.31    $  13.25    $  11.91
-------------------------------------------------    ---------       --------     --------    --------    --------
Total Return (%)                                        (48.81)c,e      16.71        25.56       14.51       18.25
_________________________________________________    _________       ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      91            236          223         196         184
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses before expense reductions (%)           1.02            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses after expense reductions (%)            1.01            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of net investment income (%)                    3.04d              1.53      1.65b          1.59        1.58
_________________________________________________    _________       ________     ________    ________    ________
Portfolio turnover rate (%)                                132            117          122          93          88
-------------------------------------------------    ---------       --------     --------    --------    --------

a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

c Total return would have been lower had certain expenses not been reimbursed.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.


8   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP         DWS VARIABLE SERIES II -
                                                       CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.99%                4.01%            $ 10,401.00          $   100.98
   2             10.25%                 0.99%                8.18%            $ 10,818.08          $   105.03
   3             15.76%                 0.99%               12.52%            $ 11,251.89          $   109.25
   4             21.55%                 0.99%               17.03%            $ 11,703.09          $   113.63
   5             27.63%                 0.99%               21.72%            $ 12,172.38          $   118.18
   6             34.01%                 0.99%               26.60%            $ 12,660.49          $   122.92
   7             40.71%                 0.99%               31.68%            $ 13,168.18          $   127.85
   8             47.75%                 0.99%               36.96%            $ 13,696.22          $   132.98
   9             55.13%                 0.99%               42.45%            $ 14,245.44          $   138.31
  10             62.89%                 0.99%               48.17%            $ 14,816.68          $   143.86
TOTAL                                                                                              $ 1,212.99


DWS VARIABLE SERIES II - CLASS A SHARES         DWS DIVERSIFIED INTERNATIONAL
                                                EQUITY VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                                  FEE PAID
DWS Diversified International Equity VIP          0.69%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-ISE

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                            DWS STRATEGIC VALUE VIP
                  (formerly DWS Dreman High Return Equity VIP)




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Strategic Value VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS STRATEGIC VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management believes are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio may invest up to 20% of net assets in foreign securities including US dollar-denominated American Depository Receipts.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES                    DWS STRATEGIC VALUE
                                                           VIP   3

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


4   DWS STRATEGIC VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

For the periods shown, Dreman Value Management, L.L.C. served as the portfolio's subadvisor and was primarily responsible for the day-to-day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -11.16      30.52       1.69      -18.03     32.04      13.95       7.92     18.74      -1.86     -45.98
   1999       2000       2001       2002       2003       2004       2005      2006       2007     2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.80%, Q2 2003               WORST QUARTER: -23.05%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -15.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                          -45.98          -4.99          -0.12
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                    DWS STRATEGIC VALUE
                                                           VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                        CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_____________________________________________________________________
Management Fee 1                                   0.64%
Distribution/Service (12b-1) Fee                   None
Other Expenses 2                                   0.13
TOTAL ANNUAL OPERATING EXPENSES 3, 4               0.77

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.78% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

4 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.82%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $79           $246           $428           $954


6   DWS STRATEGIC VALUE VIP                          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Volker Dosch
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1989 and the portfolio in 2009.
   o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds:
     Frankfurt.
   o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

Oliver Pfeil, PhD
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of
   St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.
   o Joined the portfolio in 2009.
   o Portfolio manager for US and global value equity: Frankfurt.
   o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2009.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                    DWS STRATEGIC VALUE
                                                           VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

For the periods shown, Dreman Value Management, L.L.C. served as the portfolio's subadvisor and was primarily responsible for the day-to-day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS STRATEGIC VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.40     $  15.02    $  13.41   $ 12.65     $ 11.29
-------------------------------------------------   --------     --------    --------   -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .22          .29         .27      .24         .23
_________________________________________________   ________     ________    ________   _______     _______
 Net realized and unrealized gain (loss)              ( 5.80)      (  .56)       2.21      .75        1.32
-------------------------------------------------   --------     --------    --------   -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 5.58)      (  .27)       2.48      .99        1.55
-------------------------------------------------   --------     --------    --------   -------     -------
Less distributions from:
 Net investment income                                (  .36)      (  .22)     (  .28)  (  .23)     (  .19)
_________________________________________________   ________     ________    ________   _______     _______
 Net realized gains                                   ( 2.25)      (  .13)     (  .59)       -           -
-------------------------------------------------   --------     --------    --------   -------     -------
 TOTAL DISTRIBUTIONS                                  ( 2.61)      (  .35)     (  .87)  (  .23)     (  .19)
-------------------------------------------------   --------     --------    --------   -------     -------
NET ASSET VALUE, END OF PERIOD                      $   6.21     $  14.40    $  15.02   $ 13.41     $ 12.65
-------------------------------------------------   --------     --------    --------   -------     -------
Total Return (%)                                      (45.98)b     ( 1.86)      18.74     7.92       13.95
_________________________________________________   ________     ________    ________   _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   308          792         992      785         747
_________________________________________________   ________     ________    ________   _______     _______
Ratio of expenses before expense reductions (%)          .81          .78         .77      .78         .78
_________________________________________________   ________     ________    ________   _______     _______
Ratio of expenses after expense reductions (%)           .80          .78         .77      .78         .78
_________________________________________________   ________     ________    ________   _______     _______
Ratio of net investment income (%)                      2.21         1.94        1.87     1.84        1.96
_________________________________________________   ________     ________    ________   _______     _______
Portfolio turnover rate (%)                               28           27          20       10           9
-------------------------------------------------   --------     --------    --------   -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS STRATEGIC VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS STRATEGIC VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.77%                4.23%            $ 10,423.00           $  78.63
   2             10.25%                 0.77%                8.64%            $ 10,863.89           $  81.95
   3             15.76%                 0.77%               13.23%            $ 11,323.44           $  85.42
   4             21.55%                 0.77%               18.02%            $ 11,802.42           $  89.03
   5             27.63%                 0.77%               23.02%            $ 12,301.66           $  92.80
   6             34.01%                 0.77%               28.22%            $ 12,822.02           $  96.73
   7             40.71%                 0.77%               33.64%            $ 13,364.39           $ 100.82
   8             47.75%                 0.77%               39.30%            $ 13,929.70           $ 105.08
   9             55.13%                 0.77%               45.19%            $ 14,518.93           $ 109.53
  10             62.89%                 0.77%               51.33%            $ 15,133.08           $ 114.16
TOTAL                                                                                               $ 954.15


DWS VARIABLE SERIES II - CLASS A SHARES                    DWS STRATEGIC VALUE
                                                           VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                 FEE PAID
DWS Strategic Value VIP          0.68%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-DHRE

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                      DWS DREMAN SMALL MID CAP VALUE VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Dreman Small Mid Cap Value VIP
 10      Other Policies and Risks
 10      The Investment Advisor
 11      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS DREMAN SMALL MID CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $231 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Value Index had a median market capitalization of $1.8 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

Portfolio management begins its stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. Portfolio management then seeks companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, portfolio management then completes its fundamental analysis and makes its buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   3

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


4   DWS DREMAN SMALL MID CAP VALUE VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.80      4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42
  1999      2000      2001        2002       2003       2004       2005       2006       2007      2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.84%, Q2 2003               WORST QUARTER: -20.14%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -16.29%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -33.42          3.58            6.57
Russell 2500 Value Index            -31.99          -0.15           5.72
Russell 2000 Value Index            -28.92          0.27            6.11

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   5

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.64%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.15
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.83%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


6   DWS DREMAN SMALL MID CAP VALUE VIP               DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the portfolio.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.
   o Over 20 years of investment industry experience.
   o MS, Texas Tech University.

Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management, L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.
   o Over 14 years of investment industry experience.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.12     $  22.93    $  19.98    $  20.05   $ 16.06
-------------------------------------------------   --------     --------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .13          .18         .15         .19      .17
_________________________________________________   ________     ________    ________    ________   _______
 Net realized and unrealized gain (loss)              ( 4.92)         .54        4.69        1.67     3.98
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.79)         .72        4.84        1.86     4.15
-------------------------------------------------   --------     --------    --------    --------   -------
Less distributions from:
 Net investment income                                (  .29)      (  .23)     (  .18)     (  .15)  (  .16)
_________________________________________________   ________     ________    ________    ________   _______
 Net realized gains                                   ( 7.11)      ( 3.30)     ( 1.71)     ( 1.78)       -
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL DISTRIBUTIONS                                  ( 7.40)      ( 3.53)     ( 1.89)     ( 1.93)  (  .16)
-------------------------------------------------   --------     --------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD                      $   7.93     $  20.12    $  22.93    $  19.98   $ 20.05
-------------------------------------------------   --------     --------    --------    --------   -------
Total Return (%)                                      (33.42)b       3.06       25.06       10.25    26.03
_________________________________________________   ________     ________    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   223          468         562         493      467
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses before expense reductions (%)          .83          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses after expense reductions (%)           .82          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of net investment income (%)                      1.13          .85         .71         .96      .96
_________________________________________________   ________     ________    ________    ________   _______
Portfolio turnover rate (%)                               49          110          52          61       73
-------------------------------------------------   --------     --------    --------    --------   -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS DREMAN SMALL MID CAP VALUE VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or the subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                            FEE PAID
DWS Dreman Small Mid Cap Value VIP          0.68%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP
The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making the portfolio's investment decisions and buying and selling securities for the portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-DSCV

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                            DWS GLOBAL THEMATIC VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Global Thematic VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS GLOBAL THEMATIC VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.



DERIVATIVES AND OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


4   DWS GLOBAL THEMATIC VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   5

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  26.70       -3.36      -15.48      -15.77     29.13      14.76      22.94      30.14      6.29       -47.75
  1999       2000        2001        2002       2003       2004       2005       2006       2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.36%, Q4 1999              WORST QUARTER: -24.65%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -8.71%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                              1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A            -47.75          0.39           1.39
MSCI World Index               -40.71          -0.51          -0.64

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS GLOBAL THEMATIC VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee 1                                  0.90%
Distribution/Service (12b-1) Fee                  None
Other Expenses 2                                  0.52
TOTAL ANNUAL OPERATING EXPENSES 3                 1.42
Less Expense Waiver/Reimbursement 4               0.17
NET ANNUAL OPERATING EXPENSES 4                   1.25

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.46%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.

4 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.07% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at ratios no higher than 1.25% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $127           $433           $760         $1,687


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   7

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS GLOBAL THEMATIC VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL THEMATIC VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008        2007         2006         2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  15.66    $  17.39     $  14.44    $ 11.78     $ 10.39
-------------------------------------------------  --------    --------     --------    -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .11         .14       .15c         .12         .04
_________________________________________________  ________    ________     ________    _______     _______
 Net realized and unrealized gain (loss)             ( 5.83)        .88         4.02      2.58        1.48
-------------------------------------------------  --------    --------     --------    -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                    ( 5.72)       1.02         4.17      2.70        1.52
-------------------------------------------------  --------    --------     --------    -------     -------
Less distributions from:
 Net investment income                               (  .19)     (  .11)      (  .09)   (  .04)     (  .13)
_________________________________________________  ________    ________     ________    _______     _______
 Net realized gains                                  ( 3.91)     ( 2.64)      ( 1.13)        -           -
-------------------------------------------------  --------    --------     --------    -------     -------
 TOTAL DISTRIBUTIONS                                 ( 4.10)     ( 2.75)      ( 1.22)   (  .04)     (  .13)
-------------------------------------------------  --------    --------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD                     $   5.84    $  15.66     $  17.39    $ 14.44     $ 11.78
-------------------------------------------------  --------    --------     --------    -------     -------
Total Return (%)b                                    (47.75)       6.29      30.14c      22.94       14.76
_________________________________________________  ________    ________     ________    _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   59         151          143        85          63
_________________________________________________  ________    ________     ________    _______     _______
Ratio of expenses before expense reductions (%)        1.47        1.44         1.38      1.41        1.44
_________________________________________________  ________    ________     ________    _______     _______
Ratio of expenses after expense reductions (%)         1.09        1.11         1.04      1.28        1.43
_________________________________________________  ________    ________     ________    _______     _______
Ratio of net investment income (%)                     1.09         .82       .92c         .98         .38
_________________________________________________  ________    ________     ________    _______     _______
Portfolio turnover rate (%)                             229         191          136        95          81
-------------------------------------------------  --------    --------     --------    -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL THEMATIC VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.25%                3.75%            $ 10,375.00          $   127.34
   2             10.25%                 1.42%                7.46%            $ 10,746.43          $   149.96
   3             15.76%                 1.42%               11.31%            $ 11,131.15          $   155.33
   4             21.55%                 1.42%               15.30%            $ 11,529.64          $   160.89
   5             27.63%                 1.42%               19.42%            $ 11,942.40          $   166.65
   6             34.01%                 1.42%               23.70%            $ 12,369.94          $   172.62
   7             40.71%                 1.42%               28.13%            $ 12,812.79          $   178.80
   8             47.75%                 1.42%               32.71%            $ 13,271.48          $   185.20
   9             55.13%                 1.42%               37.47%            $ 13,746.60          $   191.83
  10             62.89%                 1.42%               42.39%            $ 14,238.73          $   198.70
TOTAL                                                                                              $ 1,687.32


10   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                  FEE PAID
DWS Global Thematic VIP            0.58%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS A SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-GT

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                    DWS GOVERNMENT & AGENCY SECURITIES VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Government & Agency Securities VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


4   DWS GOVERNMENT & AGENCY SECURITIES VIP           DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16     5.95       4.93
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.75%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                   4.93           4.27           5.04
Barclays Capital GNMA Index           7.87           5.39           5.94

Total returns would have been lower if operating expenses hadn't been reduced.

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.45%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.18
TOTAL ANNUAL OPERATING EXPENSES 3               0.63

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.65% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $64           $202           $351           $786


6   DWS GOVERNMENT & AGENCY SECURITIES VIP           DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.38     $  12.28   $ 12.26      $  12.55    $  12.54
-------------------------------------------------   --------     --------   -------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .56          .58      .55            .51         .44
_________________________________________________   ________     ________   _______      ________    ________
 Net realized and unrealized gain (loss)                 .04          .12   (  .06)        (  .20)        .03
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .60          .70      .49            .31         .47
-------------------------------------------------   --------     --------   -------      --------    --------
Less distributions from:
 Net investment income                                (  .58)      (  .60)  (  .47)        (  .50)     (  .35)
_________________________________________________   ________     ________   _______      ________    ________
 Net realized gains                                        -            -        -         (  .10)     (  .11)
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL DISTRIBUTIONS                                  (  .58)      (  .60)  (  .47)        (  .60)     (  .46)
-------------------------------------------------   --------     --------   -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.40     $  12.38   $ 12.28      $  12.26    $  12.55
-------------------------------------------------   --------     --------   -------      --------    --------
Total Return (%)                                     4.93b        5.95b       4.16           2.57        3.75
_________________________________________________   ________     ________   _______      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   211          199      211            243         280
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses before expense reductions (%)          .66          .66      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses after expense reductions (%)           .65          .63      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of net investment income (loss) (%)               4.58         4.77     4.56           4.17        3.59
_________________________________________________   ________     ________   _______      ________    ________
Portfolio turnover rate (%)                              543          465      241            191         226
-------------------------------------------------   --------     --------   -------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS GOVERNMENT & AGENCY SECURITIES VIP           DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
   2             10.25%                 0.63%                8.93%            $ 10,893.10           $  67.19
   3             15.76%                 0.63%               13.69%            $ 11,369.13           $  70.13
   4             21.55%                 0.63%               18.66%            $ 11,865.96           $  73.19
   5             27.63%                 0.63%               23.84%            $ 12,384.50           $  76.39
   6             34.01%                 0.63%               29.26%            $ 12,295.70           $  79.73
   7             40.71%                 0.63%               34.91%            $ 13,490.55           $  83.21
   8             47.75%                 0.63%               40.80%            $ 14,080.09           $  86.85
   9             55.13%                 0.63%               46.95%            $ 14,695.39           $  90.64
  10             62.89%                 0.63%               53.38%            $ 15,337.58           $  94.60
TOTAL                                                                                               $ 786.31


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                                 FEE PAID
DWS Government & Agency Securities VIP            0.48%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-GAS

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                              DWS HIGH INCOME VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS High Income VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS HIGH INCOME
                                                             VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

4   DWS HIGH INCOME VIP                              DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS HIGH INCOME
                                                             VIP   5

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.15      -8.68      2.63      -0.30     24.62      12.42       3.89     10.47      0.96       -23.94
  1999      2000       2001      2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003              WORST QUARTER: -16.35%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.65%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -23.94          -0.19           1.66
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS HIGH INCOME VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.21
TOTAL ANNUAL OPERATING EXPENSES 3               0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.79%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS HIGH INCOME
                                                             VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.23    $  8.78    $  8.43
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .57         .63        .62        .68        .67
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.29)      ( .54)       .19      ( .38)       .31
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.72)        .09        .81        .30        .98
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .79)      ( .66)     ( .66)     ( .85)     ( .63)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.30     $  7.81    $  8.38    $  8.23    $  8.78
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (23.94)b       .96      10.47       3.89      12.42
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   154         248        322        344        393
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)          .80         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)           .79         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      8.42        7.84       7.73       8.27       8.11
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS HIGH INCOME VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS HIGH INCOME
                                                             VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME             FEE PAID
DWS High Income VIP          0.54%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-HI

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                            DWS LARGE CAP VALUE VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Large Cap Value VIP
  9      Other Policies and Risks
  9      The Investment Advisor
 10      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



12      Buying and Selling Shares
15      How the Portfolio Calculates Share Price
15      Distributions
15      Taxes

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS LARGE CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 1000 (Reg. TM) Value Index had a median market capitalization of $2.1 billion) and that portfolio management believes are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times the portfolio may emphasize certain sectors, even investing more than 25% of its portfolio in any one sector.

The portfolio may invest up to 20% of total assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given sector.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS LARGE CAP VALUE
                                                          VIP   3

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.


4   DWS LARGE CAP VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -10.21      16.13       1.87      -14.98     32.60      10.07       1.97     15.41      13.15      -36.40
   1999       2000       2001       2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.86%, Q2 2003              WORST QUARTER: -22.50%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.53%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -36.40          -1.39           1.10
Russell 1000 Value Index            -36.85          -0.79           1.36

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS LARGE CAP VALUE
                                                          VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee                                  0.65%
Distribution/Service (12b-1) Fee                None
Other expenses 1                                0.19
TOTAL ANNUAL OPERATING EXPENSES 2               0.84

1 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

2 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $86           $268           $466         $1,037

PORTFOLIO MANAGEMENT

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


6   DWS LARGE CAP VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS LARGE CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008          2007          2006         2005         2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  19.21      $   17.96      $  15.81     $  15.79    $  14.57
-------------------------------------------------   --------      ---------      --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .21            .26        .29c            .26         .27
_________________________________________________   ________      _________      ________     ________    ________
 Net realized and unrealized gain (loss)              ( 5.68)          1.98          2.12          .04        1.18
-------------------------------------------------   --------      ---------      --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 5.47)          2.24          2.41          .30        1.45
-------------------------------------------------   --------      ---------      --------     --------    --------
Less distributions from:
 Net investment income                                (  .34)        (  .32)       (  .26)      (  .28)     (  .23)
_________________________________________________   ________      _________      ________     ________    ________
 Net realized gains                                   ( 4.48)        (  .67)            -            -           -
_________________________________________________   ________      _________      ________     ________    ________
 TOTAL DISTRIBUTIONS                                  ( 4.82)        (  .99)       (  .26)      (  .28)     (  .23)
-------------------------------------------------   --------      ---------      --------     --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.92      $   19.21      $  17.96     $  15.81    $  15.79
-------------------------------------------------   --------      ---------      --------     --------    --------
Total Return (%)                                      (36.40)b     13.15b,d       15.41c       1.97b         10.07
_________________________________________________   ________      _________      ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   118            229           275          268         274
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses before expense reductions (%)          .87            .83           .83          .80         .80
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses after expense reductions (%)           .86            .82           .83          .80         .80
_________________________________________________   ________      _________      ________     ________    ________
Ratio of net investment income (loss) (%)               1.59           1.43       1.73c           1.64        1.84
_________________________________________________   ________      _________      ________     ________    ________
Portfolio turnover rate (%)                               97            103            76           64          40
-------------------------------------------------   --------      ---------      --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS LARGE CAP VALUE
                                                          VIP   7

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS LARGE CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.84%                4.16%            $ 10,416.00           $    85.75
   2             10.25%                 0.84%                8.49%            $ 10,849.31           $    89.31
   3             15.76%                 0.84%               13.01%            $ 11,300.64           $    93.03
   4             21.55%                 0.84%               17.71%            $ 11,770.74           $    96.90
   5             27.63%                 0.84%               22.60%            $ 12,260.41           $   100.93
   6             34.01%                 0.84%               27.70%            $ 12,770.44           $   105.13
   7             40.71%                 0.84%               33.02%            $ 13,301.69           $   109.50
   8             47.75%                 0.84%               38.55%            $ 13,855.04           $   114.06
   9             55.13%                 0.84%               44.31%            $ 14,431.41           $   118.80
  10             62.89%                 0.84%               50.32%            $ 15,031.76           $   123.75
TOTAL                                                                                               $ 1,037.16


8   DWS LARGE CAP VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or the subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor, makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                 FEE PAID
DWS Large Cap Value VIP          0.65%

DWS VARIABLE SERIES II - CLASS A SHARES                    OTHER POLICIES AND
                                                           RISKS   9

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS LARGE CAP VALUE VIP
The subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.


10   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   11

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


16   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-LCV

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                            DWS MID CAP GROWTH VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Mid Cap Growth VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS MID CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap(TM) Growth Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of $2.2 billion) or securities with equity characteristics that provide exposure to those companies. The portfolio's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of medium-sized growth-oriented US companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on undervalued stocks with fast growing earnings and superior near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MID CAP GROWTH
                                                          VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

4   DWS MID CAP GROWTH VIP                           DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MID CAP GROWTH
                                                          VIP   5

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -4.96       -21.76      -30.66     33.99       4.02     15.04      10.95      8.36       -50.04
  2000        2001        2002       2003       2004      2005       2006       2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.43%, Q4 2001              WORST QUARTER: -32.47%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -4.71%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                          -50.04          -6.41              -3.70
Russell Midcap Growth Index                  -44.32          -2.33              -1.00
Russell 3000 Growth Index                    -38.44          -3.33              -4.77
Standard & Poor's (S&P) 500 Index            -37.00          -2.19              -2.31

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 3000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 (Reg. TM) Index.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS MID CAP GROWTH VIP                           DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                        CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_____________________________________________________________________
Management Fee 1                                   0.66%
Distribution/Service (12b-1) Fee                   None
Other Expenses 2                                   0.42
TOTAL ANNUAL OPERATING EXPENSES 3, 4               1.08

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain expense of portfolio to the extent necessary to maintain the portfolio's total operating expenses at ratios no higher 1.10% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

4 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.32%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $110           $343           $595         $1,317


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MID CAP GROWTH
                                                          VIP   7

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2008.
   o Research analyst for US Micro, Small and Mid Cap Equity: New York.
   o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
   o BA, Columbia University; MBA, Stern School of Business, New York
     University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2009.
   o Over 14 years of investment industry experience.
   o BS, State University of New York at Fredonia.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS MID CAP GROWTH VIP                           DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different objective and investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS MID CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008        2007         2006        2005       2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.61    $  12.56      $ 11.32     $  9.84    $  9.46
-------------------------------------------------  --------    --------      -------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                       (  .02)     (  .05)      (  .06)c    (  .05)     ( .01)
_________________________________________________  ________    ________      _______     _______    _______
 Net realized and unrealized gain (loss)             ( 6.79)       1.10         1.30        1.53        .39
-------------------------------------------------  --------    --------      -------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                    ( 6.81)       1.05         1.24        1.48        .38
-------------------------------------------------  --------    --------      -------     -------    -------
NET ASSET VALUE, END OF PERIOD                     $   6.80    $  13.61      $ 12.56     $ 11.32    $  9.84
-------------------------------------------------  --------    --------      -------     -------    -------
Total Return (%)b                                    (50.04)       8.36      10.95c        15.04       4.02
_________________________________________________  ________    ________      _______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   18          51           53          57         53
_________________________________________________  ________    ________      _______     _______    _______
Ratio of expenses before expense reductions (%)        1.17        1.05         1.03        1.01       1.02
_________________________________________________  ________    ________      _______     _______    _______
Ratio of expenses after expense reductions (%)         1.02         .90          .93         .95        .95
_________________________________________________  ________    ________      _______     _______    _______
Ratio of net investment income (loss) (%)            (  .19)     (  .38)      (  .51)c    (  .45)     ( .11)
_________________________________________________  ________    ________      _______     _______    _______
Portfolio turnover rate (%)                              82          68           46         104        103
-------------------------------------------------  --------    --------      -------     -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MID CAP GROWTH
                                                          VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MID CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.08%                3.92%            $ 10,392.00          $   110.12
   2             10.25%                 1.08%                7.99%            $ 10,799.37          $   114.43
   3             15.76%                 1.08%               12.23%            $ 11,222.70          $   118.92
   4             21.55%                 1.08%               16.63%            $ 11,662.63          $   123.58
   5             27.63%                 1.08%               21.20%            $ 12,119.81          $   128.43
   6             34.01%                 1.08%               25.95%            $ 12,594.90          $   133.46
   7             40.71%                 1.08%               30.89%            $ 13,088.62          $   138.69
   8             47.75%                 1.08%               36.02%            $ 13,601.70          $   144.13
   9             55.13%                 1.08%               41.35%            $ 14,134.88          $   149.78
  10             62.89%                 1.08%               46.89%            $ 14,688.97          $   155.65
TOTAL                                                                                              $ 1,317.19


10   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                 FEE PAID
DWS Mid Cap Growth VIP            0.56%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS A SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-MCG

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                             DWS MONEY MARKET VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



3      DWS Money Market VIP
9      Other Policies and Risks
9      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



12      Buying and Selling Shares
15      How the Portfolio Calculates Share Price
15      Distributions
16      Taxes

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

Although the portfolio seeks to maintain a share price of $1.00 per share, it is possible to lose money by investing in the portfolio. All money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligation;

 - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are deemed by the Advisor to be of comparable quality.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest more than 25% of its total assets in obligations of banks and other financial institutions that meet the portfolio's eligibility requirements.


DWS VARIABLE SERIES II - CLASS A SHARES                    DWS MONEY MARKET
                                                           VIP   3

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, portfolio management screens potential securities and develop a list of those that the portfolio may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. Portfolio management may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

MONEY MARKET FUND RISK. An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the portfolio's $1.00 share price. The credit quality of the portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the portfolio's share price. The portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the portfolio may have a significant adverse effect on the share price of the portfolio.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To reduce such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

4   DWS MONEY MARKET VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

FOREIGN INVESTMENT RISK. The portfolio may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65     5.00      2.64
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2009 TOTAL RETURN AS OF MARCH 31: 0.23%

DWS VARIABLE SERIES II - CLASS A SHARES                    DWS MONEY MARKET
                                                           VIP   5

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                            1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A           2.64           3.19           3.26

7-day yield as of December 31, 2008: 1.59%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee 1                                  0.29%
Distribution/Service (12b-1) Fee                  None
Other Expenses 2                                  0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES 3                   0.44

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $45           $146           $256           $577

PORTFOLIO MANAGEMENT

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


6   DWS MONEY MARKET VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MONEY MARKET VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Income from investment operations:
 Net investment income                                  .026         .049         .046        .028        .009
_________________________________________________   ________     ________     ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .026         .049         .046        .028        .009
-------------------------------------------------   --------     --------     --------    --------    --------
Less distributions from:
 Net investment income                                ( .026)      ( .049)      ( .046)     ( .028)     ( .009)
_________________________________________________   ________     ________     ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Total Return (%)                                     2.64a        5.00a        4.65a         2.80         .91
_________________________________________________   ________     ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   398          355          294         235         241
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses before expense reductions (%)         .52          .46          .52         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses after expense reductions (%)          .50          .45          .51         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of net investment income (%)                     2.56         4.88         4.58        2.77         .88
-------------------------------------------------   --------     --------     --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                    DWS MONEY MARKET
                                                           VIP   7

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MONEY MARKET VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.46%                9.33%            $ 10,930.70           $  49.19
   3             15.76%                 0.46%               14.29%            $ 11,426.96           $  51.42
   4             21.55%                 0.46%               19.48%            $ 11,945.74           $  53.76
   5             27.63%                 0.46%               24.90%            $ 12,488.08           $  56.20
   6             34.01%                 0.46%               30.58%            $ 13,055.04           $  58.75
   7             40.71%                 0.46%               36.50%            $ 13,647.73           $  61.42
   8             47.75%                 0.46%               42.70%            $ 14,915.08           $  64.20
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.12
  10             62.89%                 0.46%               55.95%            $ 15,592.22           $  70.17
TOTAL                                                                                               $ 577.23


8   DWS MONEY MARKET VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME               FEE PAID
DWS Money Market VIP            0.30%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS A SHARES                    OTHER POLICIES AND
                                                           RISKS   9

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


10   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   11

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


16   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-MM

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                           DWS SMALL CAP GROWTH VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Small Cap Growth VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $257 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   3
in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

4   DWS SMALL CAP GROWTH VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who are looking to add the growth potential of small companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   5

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  34.56       -10.71      -28.91      -33.36     32.94      11.02       7.07      5.27     6.20       -49.50
  1999        2000        2001        2002       2003       2004       2005      2006      2007       2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -32.48%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -11.04%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  -49.50          -7.67          -6.55
Russell 2000 Growth Index            -38.54          -2.35          -0.76

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS SMALL CAP GROWTH VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.55%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.24
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   7

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2008.
   o Research analyst for US Micro, Small and Mid Cap Equity: New York.
   o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
   o BA, Columbia University; MBA, Stern School of Business, New York
     University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2009.
   o Over 14 years of investment industry experience.
   o BS, State University of New York at Fredonia.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS SMALL CAP GROWTH VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006         2005         2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.07      $  14.19      $ 13.48      $  12.59    $  11.34
-------------------------------------------------   --------      --------      -------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)       (  .01)      (  .04)d      (  .06)     (  .05)
_________________________________________________   ________      ________      _______      ________    ________
 Net realized and unrealized gain (loss)              ( 7.45)          .89          .75           .95        1.30
-------------------------------------------------   --------      --------      -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 7.46)          .88          .71           .89        1.25
-------------------------------------------------   --------      --------      -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.61      $  15.07      $ 14.19      $  13.48    $  12.59
-------------------------------------------------   --------      --------      -------      --------    --------
Total Return (%)                                      (49.50)b     6.20b       5.27b,d        7.07c         11.02
_________________________________________________   ________      ________     ________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    69           174          208           243         210
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses before expense reductions (%)          .88           .75          .73           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses after expense reductions (%)           .85           .72          .72           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of net investment income (loss) (%)             (  .04)       (  .09)      (  .32)d      (  .47)     (  .47)
_________________________________________________   ________      ________     ________      ________    ________
Portfolio turnover rate (%)                               67            67           73            94         117
-------------------------------------------------   --------      --------     --------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


10   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                   FEE PAID
DWS Small Cap Growth VIP            0.57%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS A SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-SCG

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                           DWS STRATEGIC INCOME VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Strategic Income VIP
 12      Other Policies and Risks
 12      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



15      Buying and Selling Shares
18      How the Portfolio Calculates Share Price
18      Distributions
18      Taxes



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS STRATEGIC INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds (i.e., grade BBB/Baa or above) or in junk bonds, which are those below the fourth highest credit rating category (i.e., below grade BBB/Baa). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and use independent analysis of issuers' creditworthiness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds, equities and currencies and over-the-counter forward currency contracts, and is expected to have a low correlation with the portfolio's securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio may invest in affiliated mutual funds. The portfolio may invest up to 5% of net assets in shares of DWS Floating Rate Plus Fund, which invests primarily in adjustable rate loans that have a senior right to payment ("Senior Loans"). By investing in DWS Floating Rate Plus Fund, the portfolio may achieve greater diversification within the Senior Loan asset class (through indirect exposure to more Senior Loan securities of varying sizes and risks) than it could gain buying Senior Loan securities directly.

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or for non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS STRATEGIC INCOME
                                                          VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities and may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a debt security.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

4   DWS STRATEGIC INCOME VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

As part of the iGAP strategy, the portfolio will be exposed to the risks of non-US currency markets and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same or similar reasons. As a result, the portfolio's exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the portfolio. Although the Advisor seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that the Advisor will be able to do so.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS STRATEGIC INCOME
                                                          VIP   5

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different objective and investment strategy. Performance may have been different if the portfolio's current policies were in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -5.85       2.57      5.23     11.30       7.85      8.60      2.38      8.98      5.43     -7.75
  1999       2000      2001      2002       2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.42%, Q4 2004               WORST QUARTER: -5.06%, Q3 2008
2009 TOTAL RETURN AS OF MARCH 31: -0.21%

6   DWS STRATEGIC INCOME VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                           -7.75          3.34            3.70
Barclays Capital US Government/
Credit Index                                  5.70           4.64            5.64
Blended Index                                 -6.37          3.57            5.60
Citigroup World Government Bond
Index                                        10.89           6.05            5.90
JP Morgan Emerging Markets Bond
Index Plus                                    -9.70          5.83           10.94
Merrill Lynch High Yield Master
Cash Pay Only Index                          -26.21          -0.84           2.27
Barclays Capital US Treasury Index           13.74           6.35            6.26

Total returns would have been lower if operating expenses hadn't been reduced.

On May 1, 2009, Barclays Capital US Government/Credit Index and the Blended Index replaced Citigroup World Government Bond Index, JP Morgan Emerging Markets Bond Index Plus, Merrill Lynch High Yield Master Cash Pay Only Index and Barclays Capital US Treasury Index as the portfolio's benchmark indices because the Advisor believes that they more accurately reflect the portfolio's investment strategy.

The BARCLAYS CAPITAL US GOVERNMENT/CREDIT INDEX (name changed from Lehman Brothers US Government/Credit Index effective November 3, 2008) is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

The BLENDED INDEX consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), J.P. Morgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

BARCLAYS CAPITAL US TREASURY INDEX (name changed from Lehman Brothers US Treasury Index effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                        CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_____________________________________________________________________
Management Fee 1, 2                                0.55%
Distribution/Service (12b-1) Fee                   None
Other Expenses 3                                   0.29
TOTAL ANNUAL OPERATING EXPENSES 4, 5               0.84

1 To the extent the portfolio invests in other mutual funds advised by the Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS Floating Rate Plus Fund, the Advisor has also agreed to apply


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS STRATEGIC INCOME
                                                          VIP   7
  a management fee credit to the portfolio equal to the difference between DWS Floating Rate Plus Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating Rate Plus Fund.

2 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

3 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

4 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.82% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

5 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.90%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $86           $268           $466         $1,037


8   DWS STRATEGIC INCOME VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2005.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS STRATEGIC INCOME
                                                          VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS STRATEGIC INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008        2007         2006        2005        2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.70     $  11.80    $  11.50    $  12.25    $  11.82
-------------------------------------------------   -------     --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                .55          .63         .62         .65         .58
_________________________________________________   _______     ________    ________    ________    ________
 Net realized and unrealized gain (loss)             ( 1.38)      (  .01)        .36      (  .39)        .39
-------------------------------------------------   -------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                    (  .83)         .62         .98         .26         .97
-------------------------------------------------   -------     --------    --------    --------    --------
Less distributions from:
 Net investment income                               (  .69)      (  .72)     (  .57)     (  .98)          -
_________________________________________________   _______     ________    ________    ________    ________
 Net realized gains                                  (  .15)           -      (  .11)     (  .03)     (  .54)
-------------------------------------------------   -------     --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                 (  .84)      (  .72)     (  .68)     ( 1.01)     (  .54)
-------------------------------------------------   -------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $ 10.03     $  11.70    $  11.80    $  11.50    $  12.25
-------------------------------------------------   -------     --------    --------    --------    --------
Total Return (%)                                     ( 7.75)b    5.43b          8.98        2.38        8.60
_________________________________________________   _______     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   73          100          86          71          62
_________________________________________________   _______     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         .89          .84         .85         .88         .84
_________________________________________________   _______     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          .87          .83         .85         .88         .84
_________________________________________________   _______     ________    ________    ________    ________
Ratio of net investment income (loss) (%)              5.06         5.50        5.47        5.61        4.99
_________________________________________________   _______     ________    ________    ________    ________
Portfolio turnover rate (%)                             234          147         143         120         210
-------------------------------------------------   -------     --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

10   DWS STRATEGIC INCOME VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS STRATEGIC INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.84%                4.16%            $ 10,416.00           $    85.75
   2             10.25%                 0.84%                8.49%            $ 10,849.31           $    89.31
   3             15.76%                 0.84%               13.01%            $ 11,300.64           $    93.03
   4             21.55%                 0.84%               17.71%            $ 11,770.74           $    96.90
   5             27.63%                 0.84%               22.60%            $ 12,260.41           $   100.93
   6             34.01%                 0.84%               27.70%            $ 12,770.44           $   105.13
   7             40.71%                 0.84%               33.02%            $ 13,301.69           $   109.50
   8             47.75%                 0.84%               38.55%            $ 13,855.04           $   114.06
   9             55.13%                 0.84%               44.31%            $ 14,431.41           $   118.80
  10             62.89%                 0.84%               50.32%            $ 15,301.76           $   123.75
TOTAL                                                                                               $ 1,037.16


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS STRATEGIC INCOME
                                                         VIP   11

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                   FEE PAID
DWS Strategic Income VIP            0.57%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

12   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   13

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

FOR THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. To the extent that the portfolio or an underlying fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when the portfolio or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell portfolio shares. Price changes in the securities the portfolio or an underlying fund owns may ultimately affect the price of portfolio shares the next time the net asset value is calculated.)



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


18   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   19

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-SI

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                              DWS TECHNOLOGY VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Technology VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS TECHNOLOGY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, portfolio management uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

4   DWS TECHNOLOGY VIP                               DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   5

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -21.57       -32.39      -35.52     46.84       1.92      3.74      0.75     14.30       -46.22
   2000        2001        2002       2003       2004      2005      2006      2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.57%, Q4 2001             WORST QUARTER: -33.64%, Q3 2001
2009 TOTAL RETURN AS OF MARCH 31: 3.82%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                      1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                    -46.22          -8.12              -5.42
Russell 1000 Growth Index              -38.44          -3.42              -5.04
S&P Goldman Sachs Technology
Index                                  -43.33          -5.38              -6.69

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS TECHNOLOGY VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.66%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.29
TOTAL ANNUAL OPERATING EXPENSES 3               0.95

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.04%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $97           $303           $525         $1,166

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Clark Chang
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Equity analyst for Technology Fund: New York.
   o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.
   o Joined the portfolio in 2008.
   o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007        2006       2005       2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.71     $  9.37     $ 9.30     $  9.01    $  8.84
-------------------------------------------------   --------     -------     ------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .00)*    (  .02)     ( .01)c     ( .03)       .04
_________________________________________________   ________     _______     ______     _______    _______
 Net realized and unrealized gain (loss)              ( 4.95)       1.36        .08         .36        .13
-------------------------------------------------   --------     -------     ------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.95)       1.34        .07         .33        .17
-------------------------------------------------   --------     -------     ------     -------    -------
Less distributions from:
 Net investment income                                     -           -          -       ( .04)         -
_________________________________________________   ________     _______     ______     _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.76     $ 10.71     $ 9.37     $  9.30    $  9.01
-------------------------------------------------   --------     -------     ------     -------    -------
Total Return (%)                                      (46.22)b     14.30      .75c         3.74       1.92
_________________________________________________   ________     _______     ______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    60         153        165         199        230
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses before expense reductions (%)         1.01         .91        .89         .86        .83
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses after expense reductions (%)          1.00         .91        .89         .86        .83
_________________________________________________   ________     _______     ______     _______    _______
Ratio of net investment income (loss) (%)             (  .01)     (  .15)     ( .12)c     ( .36)       .43
_________________________________________________   ________     _______     ______     _______    _______
Portfolio turnover rate (%)                               71          91         49         135        112
-------------------------------------------------   --------     -------     ------     -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

*   Amount is less than $0.005.

8   DWS TECHNOLOGY VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TECHNOLOGY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.95%                4.05%            $ 10,405.00           $    96.92
   2             10.25%                 0.95%                8.26%            $ 10,826.40           $   100.85
   3             15.76%                 0.95%               12.65%            $ 11,264.87           $   104.93
   4             21.55%                 0.95%               17.21%            $ 11,721.10           $   109.18
   5             27.63%                 0.95%               21.96%            $ 12,195.80           $   113.61
   6             34.01%                 0.95%               26.90%            $ 12,689.73           $   118.21
   7             40.71%                 0.95%               32.04%            $ 13,203.67           $   122.99
   8             47.75%                 0.95%               37.38%            $ 13,738.42           $   127.97
   9             55.13%                 0.95%               42.95%            $ 14,294.82           $   133.16
  10             62.89%                 0.95%               48.74%            $ 14,873.76           $   138.55
TOTAL                                                                                               $ 1,166.37


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME            FEE PAID
DWS Technology VIP          0.70%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-TEC

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS A


                         DWS TURNER MID CAP GROWTH VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Turner Mid Cap Growth VIP
  9      Other Policies and Risks
  9      The Investment Advisor
 10      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



12      Buying and Selling Shares
15      How the Portfolio Calculates Share Price
15      Distributions
15      Taxes


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS TURNER MID CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that portfolio management believes have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of $2.2 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. Portfolio management generally looks for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. The portfolio's investments in common stocks may include initial public offerings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, portfolio management engages in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of


DWS VARIABLE SERIES II - CLASS A SHARES              DWS TURNER MID CAP GROWTH
                                                     VIP   3
companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


4   DWS TURNER MID CAP GROWTH VIP                    DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -32.20      48.49      11.04      11.76       6.52     25.75     -49.49
   2002       2003       2004       2005       2006      2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 19.37%, Q2 2003              WORST QUARTER: -29.53%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -3.95%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                      1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                    -49.49          -3.44              -3.76
Russell Midcap Growth Index            -44.32          -2.33              -2.23

*   Since 5/1/01. Index comparison begins 4/30/01.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES              DWS TURNER MID CAP GROWTH
                                                     VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.61%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.37
TOTAL ANNUAL OPERATING EXPENSES 3               0.98

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.06%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $100           $312           $542         $1,201

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund, CFA and Jason Schrotberger, CFA. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined Turner in 2000, has 14 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors. Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 15 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at Turner.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


6   DWS TURNER MID CAP GROWTH VIP                    DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TURNER MID CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006       2005       2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.55     $  10.92    $  11.02    $  9.86    $  8.88
-------------------------------------------------   --------     --------    --------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)      (  .04)     (  .01)    (  .05)     ( .07)
_________________________________________________   ________     ________    ________    _______    _______
 Net realized and unrealized gain (loss)              ( 5.28)        2.64         .77       1.21       1.05
-------------------------------------------------   --------     --------    --------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 5.29)        2.60         .76       1.16        .98
-------------------------------------------------   --------     --------    --------    -------    -------
Less distributions from:
 Net realized gains                                   ( 2.20)      (  .97)     (  .86)         -          -
_________________________________________________   ________     ________    ________    _______    _______
 Tax return of capital                                (  .00)*          -           -          -          -
_________________________________________________   ________     ________    ________    _______    _______
 TOTAL DISTRIBUTIONS                                  ( 2.20)      (  .97)     (  .86)         -          -
-------------------------------------------------   --------     --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD                      $   5.06     $  12.55    $  10.92    $ 11.02    $  9.86
-------------------------------------------------   --------     --------    --------    -------    -------
Total Return (%)                                      (49.49)b      25.75        6.52      11.76      11.04
_________________________________________________   ________     ________    ________    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    49          129         117        122        118
_________________________________________________   ________     ________    ________    _______    _______
Ratio of expenses before expense reductions (%)         1.03          .95         .97       1.11       1.19
_________________________________________________   ________     ________    ________    _______    _______
Ratio of expenses after expense reductions (%)          1.00          .95         .97       1.11       1.19
_________________________________________________   ________     ________    ________    _______    _______
Ratio of net investment income (loss) (%)             (  .14)      (  .36)     (  .06)    (  .56)     ( .82)
_________________________________________________   ________     ________    ________    _______    _______
Portfolio turnover rate (%)                              156          133         148        151        174
-------------------------------------------------   --------     --------    --------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

DWS VARIABLE SERIES II - CLASS A SHARES              DWS TURNER MID CAP GROWTH
                                                     VIP   7

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TURNER MID CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.98%                4.02%            $ 10,402.00           $    99.97
   2             10.25%                 0.98%                8.20%            $ 10,820.16           $   103.99
   3             15.76%                 0.98%               12.55%            $ 11,255.13           $   108.17
   4             21.55%                 0.98%               17.08%            $ 11,707.59           $   112.52
   5             27.63%                 0.98%               21.78%            $ 12,178.23           $   117.04
   6             34.01%                 0.98%               26.68%            $ 12,667.80           $   121.75
   7             40.71%                 0.98%               31.77%            $ 13,177.04           $   126.64
   8             47.75%                 0.98%               37.07%            $ 13,706.76           $   131.73
   9             55.13%                 0.98%               42.58%            $ 14,257.77           $   137.03
  10             62.89%                 0.98%               48.31%            $ 14,830.93           $   142.53
TOTAL                                                                                               $ 1,201.37


8   DWS TURNER MID CAP GROWTH VIP                    DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or the subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                        FEE PAID
DWS Turner Mid Cap Growth VIP            0.73%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS A SHARES                    OTHER POLICIES AND
                                                           RISKS   9

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP
Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2008, Turner Investment Partners, Inc. had approximately $15.4 billion in assets under management. DIMA pays a fee to Turner Investment Partners, Inc. for acting as subadvisor.


10   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of the portfolio. The portfolio may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   11

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS A SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


16   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-TMCG

                                  MAY 1, 2009




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS A


DWS BALANCED VIP

DWS BLUE CHIP VIP

DWS CORE FIXED INCOME VIP

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP
(formerly DWS International Select Equity VIP)

DWS DREMAN SMALL MID CAP VALUE VIP

DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP

DWS LARGE CAP VALUE VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS STRATEGIC INCOME VIP



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3        DWS Balanced VIP
 14        DWS Blue Chip VIP
 21        DWS Core Fixed Income VIP
 29        DWS Diversified International
           Equity VIP
 36        DWS Dreman Small Mid Cap
           Value VIP
 43        DWS Government & Agency
           Securities VIP
 50        DWS High Income VIP


 57        DWS Large Cap Value VIP
 63        DWS Money Market VIP
 69        DWS Small Cap Growth VIP
 77        DWS Strategic Income VIP
 86        Other Policies and Risks
 86        The Investment Advisor
 87        Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS


89        Buying and Selling Shares
92        How each Portfolio Calculates
          Share Price
93        Distributions
93        Taxes

HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio can invest in securities of any size and from any country. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. The portfolio may also invest in Exchange Traded Funds ("ETFs").

The Advisor allocates the portfolio's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds). The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a portfolio management team that specializes in a particular asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5
can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24      4.84       -27.33
  1999       2000       2001        2002       2003       2004      2005      2006        2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 10.72%, Q4 1999              WORST QUARTER: -15.19%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -5.08%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                          -27.33          -1.35          -0.18
Russell 1000 Index                           -37.60          -2.04          -1.09
Barclays Capital U.S. Aggregate
Index                                         5.24           4.65           5.63
Blended Index                                -25.12          1.17           2.61
Russell 2000 Index                           -33.79          -0.93          3.02
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38
MSCI EAFE Index                              -43.38          1.66           0.80
Credit Suisse High Yield Index               -26.17          -0.59          2.87
Merrill Lynch 3-Month US Treasury
Bill Index                                    2.06           3.25           3.45

Total returns would have been lower if operating expenses hadn't been reduced.

On April 1, 2009, the Blended Index replaced the Russell 2000 (Reg. TM) Index, Standard & Poor's (S&P) 500 Index, MSCI EAFE (Reg. TM) Index, Credit Suisse High Yield Index and Merrill Lynch 3-Month US Treasury Bill Index as one of the portfolio's benchmark indices because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and Merrill Lynch 3-Month US Treasury Bill Index (5%). The Advisor believes this blended benchmark more accurately reflects typical portfolio asset allocations and represents the overall investment process.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.36%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.25
TOTAL ANNUAL OPERATING EXPENSES 3               0.61

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.66%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $62           $195           $340           $762


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Asset Allocation Portfolio Manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o  Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio. Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 2001 and the portfolio in 2008.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o  Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o  BS, Carlson School of Management, University of Minnesota.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio Manager for Structured Finance: Louisville.
   o  Joined the portfolio in 2009.
   o  BS, University of Maryland; MBA William & Mary.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

Owen Fitzpatrick, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2009.
   o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of US Equity Strategy and manager of the US large cap core, value and growth portfolios and member of the US Investment Committee and head of the Equity Strategy Group.
   o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
   o  BA and MBA, Fordham University.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA, Bellarmine University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o  US and Global Fund Management: Frankfurt.
   o  Joined the portfolio in 2008.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 1998 and the portfolio in 2009.
   o Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o  MA, Oxford University.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The following individual has been named consultant to the portfolio's advisor:

Michael Sieghart, CFA
Managing Director of DWS Investment GmbH: Frankfurt and consultant to the
Advisor.
   o Joined DWS Investment GmbH: Frankfurt in 1997.
   o Senior fund manager of global and European equities: Frankfurt.
   o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006          2005         2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.81      $  24.46     $   22.75      $  22.37    $  21.32
-------------------------------------------------   --------      --------     ---------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .61           .74        .69c             .59         .47
_________________________________________________   ________      ________     _________      ________    ________
 Net realized and unrealized gain (loss)              ( 7.20)          .42          1.60           .34         .93
-------------------------------------------------   --------      --------     ---------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 6.59)         1.16          2.29           .93        1.40
-------------------------------------------------   --------      --------     ---------      --------    --------
Less distributions from:
 Net investment income                                (  .87)       (  .81)       (  .58)       (  .55)     (  .35)
_________________________________________________   ________      ________     _________      ________    ________
NET ASSET VALUE, END OF PERIOD                      $  17.35      $  24.81     $   24.46      $  22.75    $  22.37
-------------------------------------------------   --------      --------     ---------      --------    --------
Total Return (%)                                      (27.33)b     4.84b        10.24b,c       4.30b          6.64
_________________________________________________   ________      ________     _________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307           528           600           653         622
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses before expense reductions (%)          .64           .52           .55           .55         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses after expense reductions (%)           .62           .51           .51           .53         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of net investment income (%)                      2.83          3.00       2.99c            2.66        2.18
_________________________________________________   ________      ________     _________      ________    ________
Portfolio turnover rate (%)                              263           199           108           122         140
-------------------------------------------------   --------      --------     ---------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


12   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.61%                4.39%            $ 10,439.00           $  62.34
   2             10.25%                 0.61%                8.97%            $ 10,897.27           $  65.08
   3             15.76%                 0.61%               13.76%            $ 11,375.66           $  67.93
   4             21.55%                 0.61%               18.75%            $ 11,875.05           $  70.91
   5             27.63%                 0.61%               23.96%            $ 12,396.37           $  74.03
   6             34.01%                 0.61%               29.41%            $ 12,940.57           $  77.28
   7             40.71%                 0.61%               35.09%            $ 13,508.66           $  80.67
   8             47.75%                 0.61%               41.02%            $ 14,101.69           $  84.21
   9             55.13%                 0.61%               47.21%            $ 14,720.75           $  87.91
  10             62.89%                 0.61%               53.67%            $ 15,367.00           $  91.77
TOTAL                                                                                               $ 762.13


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   13

DWS BLUE CHIP VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the portfolio invests mainly in US common stocks, it could invest up to 20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when portfolio management believes its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as


14   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   15

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  25.24       -7.84      -15.81      -22.11     27.25      16.04      10.06      15.65      3.50     -38.49
  1999       2000        2001        2002       2003       2004       2005       2006       2007    2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.50%, Q4 1999              WORST QUARTER: -21.79%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.82%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                              1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A            -38.49          -1.23          -0.99
Russell 1000 Index             -37.60          -2.04          -1.09

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


16   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                              CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
___________________________________________________________________________________
Management Fee 1                                          0.55%
Distribution/Service (12b-1) Fee                          None
Other Expenses 2                                          0.16
TOTAL ANNUAL OPERATING EXPENSES 3                         0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.78%. For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE               1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares       $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o  Joined the portfolio in 2003.
   o  BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2006.
   o  BA, University of Connecticut.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   17

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


18   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BLUE CHIP VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.65     $  16.17     $  14.88    $ 13.65     $ 11.84
-------------------------------------------------   --------     --------     --------    -------     -------
Income (loss) from investment operations:
 Net investment income a                                 .12          .17       .17c         .14         .13
_________________________________________________   ________     ________     ________    _______     _______
 Net realized and unrealized gain (loss)              ( 4.97)         .36         2.07      1.22        1.76
-------------------------------------------------   --------     --------     --------    -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.85)         .53         2.24      1.36        1.89
-------------------------------------------------   --------     --------     --------    -------     -------
Less distributions from:
 Net investment income                                (  .21)      (  .18)      (  .14)   (  .13)     (  .08)
_________________________________________________   ________     ________     ________    _______     _______
 Net realized gains                                   ( 2.34)      ( 1.87)      (  .81)        -           -
-------------------------------------------------   --------     --------     --------    -------     -------
 TOTAL DISTRIBUTIONS                                  ( 2.55)      ( 2.05)      (  .95)   (  .13)     (  .08)
-------------------------------------------------   --------     --------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD                      $   7.25     $  14.65     $  16.17    $ 14.88     $ 13.65
-------------------------------------------------   --------     --------     --------    -------     -------
Total Return (%)                                      (38.49)b       3.50      15.65c      10.06       16.04
_________________________________________________   ________     ________     ________    _______     _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   106          242          314       294         283
_________________________________________________   ________     ________     ________    _______     _______
Ratio of expenses before expense reductions (%)          .76          .71          .71       .70         .70
_________________________________________________   ________     ________     ________    _______     _______
Ratio of expenses after expense reductions (%)           .76          .71          .71       .70         .70
_________________________________________________   ________     ________     ________    _______     _______
Ratio of net investment income (%)                      1.12         1.13       1.12c       1.00        1.08
_________________________________________________   ________     ________     ________    _______     _______
Portfolio turnover rate (%)                              127          275          226       288         249
-------------------------------------------------   --------     --------     --------    -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   19

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BLUE CHIP VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


20   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top four credit rating categories. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Portfolio management utilizes a core US fixed income strategy that seeks to add incremental returns to the Barclays Capital US Aggregate Index. In managing the portfolio, portfolio management uses a balanced "top-down" and "bottom-up" approach.

Portfolio management seeks pricing changes in a broad range of securities and sectors in order to achieve the portfolio's investment objective.

Company research is a very important part of the investment process. In selecting individual securities for investment, portfolio management:

o assigns a relative value, based on creditworthiness, cash flow and price, to each bond;

o determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. Portfolio management looks to exploit any inefficiencies between intrinsic value and market trading price;

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinates sector weightings to individual bonds that may add above-market value.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


22   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   23

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -2.06       9.90      5.71      8.01      5.13      4.53      2.25      4.26     4.17       -19.33
  1999       2000      2001      2002      2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002              WORST QUARTER: -12.83%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 0.22%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -19.33          -1.31           1.92
Barclays Capital U.S. Aggregate
Index                                      5.24           4.65            5.63

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


24   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.17
TOTAL ANNUAL OPERATING EXPENSES 3               0.67

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.75%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $68           $214           $373           $835


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   25

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Kenneth R. Bowling, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.
   o  Head of Institutional Fixed Income Investments, Americas: Louisville.
   o  Joined the portfolio in 2009.
   o  BS and MEng from University of Louisville.

Jamie Guenther, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.
   o  Head of Institutional Credit: Louisville.
   o  Joined the portfolio in 2009.
   o  BBA from Western Michigan University.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Economics from University of Louisville.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for
      LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA from Bellarmine University.

David Vignolo, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
      (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.
   o  Credit Analyst for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
   o  Portfolio manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Finance/Economics from the University of Richmond.

26   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS CORE FIXED INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATE
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.82     $  11.86     $ 11.81    $  12.07    $  12.16
-------------------------------------------------   --------     --------     -------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .57          .56         .53         .47         .50
_________________________________________________   ________     ________     _______    ________    ________
 Net realized and unrealized gain (loss)              ( 2.72)      (  .08)     (  .05)     (  .21)        .05
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 2.15)         .48         .48         .26         .55
-------------------------------------------------   --------     --------     -------    --------    --------
Less distributions from:
 Net investment income                                (  .77)      (  .52)     (  .43)     (  .41)     (  .43)
_________________________________________________   ________     ________     _______    ________    ________
 Net realized gains                                        -            -      (  .00)*    (  .11)     (  .21)
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .77)      (  .52)     (  .43)     (  .52)     (  .64)
-------------------------------------------------   --------     --------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.90     $  11.82     $ 11.86    $  11.81    $  12.07
-------------------------------------------------   --------     --------     -------    --------    --------
Total Return (%)                                      (19.33)b       4.17        4.26        2.25        4.53
_________________________________________________   ________     ________     _______    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   110          186         277         252         210
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses before expense reductions (%)          .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses after expense reductions (%)           .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of net investment income (loss) (%)               5.36         4.78        4.56        3.96        4.18
_________________________________________________   ________     ________     _______    ________    ________
Portfolio turnover rate (%)                              215          209         198         241         176
-------------------------------------------------   --------     --------     -------    --------    --------

a   Based on average shares outstanding during the period.

b   Total returns would have been lower had certain expenses not been reduced.

*   Amount is less than $.005

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   27

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.67%                4.33%            $ 10,433.00           $  68.45
   2             10.25%                 0.67%                8.85%            $ 10,884.75           $  71.41
   3             15.76%                 0.67%               13.56%            $ 11,356.06           $  74.51
   4             21.55%                 0.67%               18.48%            $ 11,847.78           $  77.73
   5             27.63%                 0.67%               23.61%            $ 12,360.78           $  81.10
   6             34.01%                 0.67%               28.96%            $ 12,896.01           $  84.61
   7             40.71%                 0.67%               34.54%            $ 13,454.40           $  88.27
   8             47.75%                 0.67%               40.37%            $ 14,036.98           $  92.10
   9             55.13%                 0.67%               46.45%            $ 14,644.78           $  96.08
  10             62.89%                 0.67%               52.79%            $ 15,278.90           $ 100.24
TOTAL                                                                                               $ 834.50


28   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, the portfolio may invest in Canada.

In choosing securities, portfolio management considers various countries and sectors. Portfolio management reviews the portfolio's allocation among countries and sectors periodically and may adjust the allocation based on current or expected market conditions or to manage risk consistent with the portfolio's investment objective.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities, warrants and exchange-traded funds ("ETFs").

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   29

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


30   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   31

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different objective and investment strategy than the portfolio or Scudder International Research Portfolio. Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different objective and investment strategy. Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  45.71       -20.49      -24.43      -13.48     29.83      18.25      14.51      25.56      16.71       -48.81
  1999        2000        2001        2002       2003       2004       2005       2006       2007        2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -27.50%, Q3 2008
2009 TOTAL RETURN AS OF MARCH 31: -12.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A              -48.81           0.31          -0.01
MSCI EAFE + EMF Index            -45.24           2.81          1.98
MSCI EAFE Index                  -43.38           1.66          0.80

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


32   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.65%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.34
TOTAL ANNUAL OPERATING EXPENSES 3               0.99

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.05%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $101           $315           $547         $1,213

PORTFOLIO MANAGEMENT

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2009.
   o BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of portfolio.

   o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.
   o Portfolio manager for GrOWE and Tax Managed Equity: New York.
   o Joined the portfolio in 2009.
   o BBA, Pace University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   33

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



YEARS ENDED DECEMBER 31,                                 2008           2007        2006         2005        2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   16.76       $  16.31     $  13.25    $  11.91    $  10.18
-------------------------------------------------    ---------       --------     --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                               .33d               .25       .24b           .20         .17
_________________________________________________    _________       ________     ________    ________    ________
 Net realized and unrealized gain (loss)                ( 6.67)          2.24         3.11        1.48        1.67
-------------------------------------------------    ---------       --------     --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       ( 6.34)          2.49         3.35        1.68        1.84
-------------------------------------------------    ---------       --------     --------    --------    --------
Less distributions from:
 Net investment income                                  (  .13)        (  .46)      (  .29)     (  .34)     (  .11)
_________________________________________________    _________       ________     ________    ________    ________
 Net realized gains                                     ( 4.07)        ( 1.58)           -           -           -
_________________________________________________    _________       ________     ________    ________    ________
 TOTAL DISTRIBUTIONS                                    ( 4.20)        ( 2.04)      (  .29)     (  .34)     (  .11)
-------------------------------------------------    ---------       --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD                       $    6.22       $  16.76     $  16.31    $  13.25    $  11.91
-------------------------------------------------    ---------       --------     --------    --------    --------
Total Return (%)                                        (48.81)c,e      16.71        25.56       14.51       18.25
_________________________________________________    _________       ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      91            236          223         196         184
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses before expense reductions (%)           1.02            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses after expense reductions (%)            1.01            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of net investment income (%)                    3.04d              1.53      1.65b          1.59        1.58
_________________________________________________    _________       ________     ________    ________    ________
Portfolio turnover rate (%)                                132            117          122          93          88
-------------------------------------------------    ---------       --------     --------    --------    --------

a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

c Total return would have been lower had certain expenses not been reimbursed.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.


34   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.99%                4.01%            $ 10,401.00          $   100.98
   2             10.25%                 0.99%                8.18%            $ 10,818.08          $   105.03
   3             15.76%                 0.99%               12.52%            $ 11,251.89          $   109.25
   4             21.55%                 0.99%               17.03%            $ 11,703.09          $   113.63
   5             27.63%                 0.99%               21.72%            $ 12,172.38          $   118.18
   6             34.01%                 0.99%               26.60%            $ 12,660.49          $   122.92
   7             40.71%                 0.99%               31.68%            $ 13,168.18          $   127.85
   8             47.75%                 0.99%               36.96%            $ 13,696.22          $   132.98
   9             55.13%                 0.99%               42.45%            $ 14,245.44          $   138.31
  10             62.89%                 0.99%               48.17%            $ 14,816.68          $   143.86
TOTAL                                                                                              $ 1,212.99


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   35

DWS DREMAN SMALL MID CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $231 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Value Index had a median market capitalization of $1.8 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

Portfolio management begins its stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. Portfolio management then seeks companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, portfolio management then completes its fundamental analysis and makes its buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


36   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   37

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.80      4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42
  1999      2000      2001        2002       2003       2004       2005       2006       2007      2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.84%, Q2 2003               WORST QUARTER: -20.14%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -16.29%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -33.42          3.58            6.57
Russell 2500 Value Index            -31.99          -0.15           5.72
Russell 2000 Value Index            -28.92          0.27            6.11

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

38   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.64%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.15
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.83%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   39

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the portfolio.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.
   o Over 20 years of investment industry experience.
   o MS, Texas Tech University.

Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management, L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.
   o Over 14 years of investment industry experience.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


40   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.12     $  22.93    $  19.98    $  20.05   $ 16.06
-------------------------------------------------   --------     --------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .13          .18         .15         .19      .17
_________________________________________________   ________     ________    ________    ________   _______
 Net realized and unrealized gain (loss)              ( 4.92)         .54        4.69        1.67     3.98
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.79)         .72        4.84        1.86     4.15
-------------------------------------------------   --------     --------    --------    --------   -------
Less distributions from:
 Net investment income                                (  .29)      (  .23)     (  .18)     (  .15)  (  .16)
_________________________________________________   ________     ________    ________    ________   _______
 Net realized gains                                   ( 7.11)      ( 3.30)     ( 1.71)     ( 1.78)       -
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL DISTRIBUTIONS                                  ( 7.40)      ( 3.53)     ( 1.89)     ( 1.93)  (  .16)
-------------------------------------------------   --------     --------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD                      $   7.93     $  20.12    $  22.93    $  19.98   $ 20.05
-------------------------------------------------   --------     --------    --------    --------   -------
Total Return (%)                                      (33.42)b       3.06       25.06       10.25    26.03
_________________________________________________   ________     ________    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   223          468         562         493      467
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses before expense reductions (%)          .83          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses after expense reductions (%)           .82          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of net investment income (%)                      1.13          .85         .71         .96      .96
_________________________________________________   ________     ________    ________    ________   _______
Portfolio turnover rate (%)                               49          110          52          61       73
-------------------------------------------------   --------     --------    --------    --------   -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   41

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94

Mid Cap Value - A

42   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   43

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


44   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16     5.95       4.93
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.75%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                   4.93           4.27           5.04
Barclays Capital GNMA Index           7.87           5.39           5.94

Total returns would have been lower if operating expenses hadn't been reduced.

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   45

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.45%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.18
TOTAL ANNUAL OPERATING EXPENSES 3               0.63

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.65% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $64           $202           $351           $786


46   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   47

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.38     $  12.28   $ 12.26      $  12.55    $  12.54
-------------------------------------------------   --------     --------   -------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .56          .58      .55            .51         .44
_________________________________________________   ________     ________   _______      ________    ________
 Net realized and unrealized gain (loss)                 .04          .12   (  .06)        (  .20)        .03
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .60          .70      .49            .31         .47
-------------------------------------------------   --------     --------   -------      --------    --------
Less distributions from:
 Net investment income                                (  .58)      (  .60)  (  .47)        (  .50)     (  .35)
_________________________________________________   ________     ________   _______      ________    ________
 Net realized gains                                        -            -        -         (  .10)     (  .11)
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL DISTRIBUTIONS                                  (  .58)      (  .60)  (  .47)        (  .60)     (  .46)
-------------------------------------------------   --------     --------   -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.40     $  12.38   $ 12.28      $  12.26    $  12.55
-------------------------------------------------   --------     --------   -------      --------    --------
Total Return (%)                                     4.93b        5.95b       4.16           2.57        3.75
_________________________________________________   ________     ________   _______      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   211          199      211            243         280
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses before expense reductions (%)          .66          .66      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses after expense reductions (%)           .65          .63      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of net investment income (loss) (%)               4.58         4.77     4.56           4.17        3.59
_________________________________________________   ________     ________   _______      ________    ________
Portfolio turnover rate (%)                              543          465      241            191         226
-------------------------------------------------   --------     --------   -------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

48   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
   2             10.25%                 0.63%                8.93%            $ 10,893.10           $  67.19
   3             15.76%                 0.63%               13.69%            $ 11,369.13           $  70.13
   4             21.55%                 0.63%               18.66%            $ 11,865.96           $  73.19
   5             27.63%                 0.63%               23.84%            $ 12,384.50           $  76.39
   6             34.01%                 0.63%               29.26%            $ 12,295.70           $  79.73
   7             40.71%                 0.63%               34.91%            $ 13,490.55           $  83.21
   8             47.75%                 0.63%               40.80%            $ 14,080.09           $  86.85
   9             55.13%                 0.63%               46.95%            $ 14,695.39           $  90.64
  10             62.89%                 0.63%               53.38%            $ 15,337.58           $  94.60
TOTAL                                                                                               $ 786.31


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   49

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


50   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   51

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


52   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.15      -8.68      2.63      -0.30     24.62      12.42       3.89     10.47      0.96       -23.94
  1999      2000       2001      2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003              WORST QUARTER: -16.35%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.65%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -23.94          -0.19           1.66
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   53

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.21
TOTAL ANNUAL OPERATING EXPENSES 3               0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.79%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


54   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.23    $  8.78    $  8.43
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .57         .63        .62        .68        .67
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.29)      ( .54)       .19      ( .38)       .31
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.72)        .09        .81        .30        .98
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .79)      ( .66)     ( .66)     ( .85)     ( .63)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.30     $  7.81    $  8.38    $  8.23    $  8.78
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (23.94)b       .96      10.47       3.89      12.42
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   154         248        322        344        393
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)          .80         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)           .79         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      8.42        7.84       7.73       8.27       8.11
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   55

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


56   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS LARGE CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 1000 (Reg. TM) Value Index had a median market capitalization of $2.1 billion) and that portfolio management believes are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times the portfolio may emphasize certain sectors, even investing more than 25% of its portfolio in any one sector.

The portfolio may invest up to 20% of total assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given sector.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   57

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.


58   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -10.21      16.13       1.87      -14.98     32.60      10.07       1.97     15.41      13.15      -36.40
   1999       2000       2001       2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.86%, Q2 2003              WORST QUARTER: -22.50%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.53%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -36.40          -1.39           1.10
Russell 1000 Value Index            -36.85          -0.79           1.36

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   59

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee                                  0.65%
Distribution/Service (12b-1) Fee                None
Other expenses 1                                0.19
TOTAL ANNUAL OPERATING EXPENSES 2               0.84

1 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

2 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $86           $268           $466         $1,037

PORTFOLIO MANAGEMENT

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


60   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS LARGE CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008          2007          2006         2005         2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  19.21      $   17.96      $  15.81     $  15.79    $  14.57
-------------------------------------------------   --------      ---------      --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .21            .26        .29c            .26         .27
_________________________________________________   ________      _________      ________     ________    ________
 Net realized and unrealized gain (loss)              ( 5.68)          1.98          2.12          .04        1.18
-------------------------------------------------   --------      ---------      --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 5.47)          2.24          2.41          .30        1.45
-------------------------------------------------   --------      ---------      --------     --------    --------
Less distributions from:
 Net investment income                                (  .34)        (  .32)       (  .26)      (  .28)     (  .23)
_________________________________________________   ________      _________      ________     ________    ________
 Net realized gains                                   ( 4.48)        (  .67)            -            -           -
_________________________________________________   ________      _________      ________     ________    ________
 TOTAL DISTRIBUTIONS                                  ( 4.82)        (  .99)       (  .26)      (  .28)     (  .23)
-------------------------------------------------   --------      ---------      --------     --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.92      $   19.21      $  17.96     $  15.81    $  15.79
-------------------------------------------------   --------      ---------      --------     --------    --------
Total Return (%)                                      (36.40)b     13.15b,d       15.41c       1.97b         10.07
_________________________________________________   ________      _________      ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   118            229           275          268         274
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses before expense reductions (%)          .87            .83           .83          .80         .80
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses after expense reductions (%)           .86            .82           .83          .80         .80
_________________________________________________   ________      _________      ________     ________    ________
Ratio of net investment income (loss) (%)               1.59           1.43       1.73c           1.64        1.84
_________________________________________________   ________      _________      ________     ________    ________
Portfolio turnover rate (%)                               97            103            76           64          40
-------------------------------------------------   --------      ---------      --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   61

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS LARGE CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.84%                4.16%            $ 10,416.00           $    85.75
   2             10.25%                 0.84%                8.49%            $ 10,849.31           $    89.31
   3             15.76%                 0.84%               13.01%            $ 11,300.64           $    93.03
   4             21.55%                 0.84%               17.71%            $ 11,770.74           $    96.90
   5             27.63%                 0.84%               22.60%            $ 12,260.41           $   100.93
   6             34.01%                 0.84%               27.70%            $ 12,770.44           $   105.13
   7             40.71%                 0.84%               33.02%            $ 13,301.69           $   109.50
   8             47.75%                 0.84%               38.55%            $ 13,855.04           $   114.06
   9             55.13%                 0.84%               44.31%            $ 14,431.41           $   118.80
  10             62.89%                 0.84%               50.32%            $ 15,031.76           $   123.75
TOTAL                                                                                               $ 1,037.16


62   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

Although the portfolio seeks to maintain a share price of $1.00 per share, it is possible to lose money by investing in the portfolio. All money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligation;

 - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are deemed by the Advisor to be of comparable quality.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest more than 25% of its total assets in obligations of banks and other financial institutions that meet the portfolio's eligibility requirements.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   63

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, portfolio management screens potential securities and develop a list of those that the portfolio may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. Portfolio management may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

MONEY MARKET FUND RISK. An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the portfolio's $1.00 share price. The credit quality of the portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the portfolio's share price. The portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the portfolio may have a significant adverse effect on the share price of the portfolio.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To reduce such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

64   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

FOREIGN INVESTMENT RISK. The portfolio may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65     5.00      2.64
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2009 TOTAL RETURN AS OF MARCH 31: 0.23%

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   65

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                            1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A           2.64           3.19           3.26

7-day yield as of December 31, 2008: 1.59%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee 1                                  0.29%
Distribution/Service (12b-1) Fee                  None
Other Expenses 2                                  0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES 3                   0.44

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $45           $146           $256           $577

PORTFOLIO MANAGEMENT

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


66   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MONEY MARKET VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Income from investment operations:
 Net investment income                                  .026         .049         .046        .028        .009
_________________________________________________   ________     ________     ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .026         .049         .046        .028        .009
-------------------------------------------------   --------     --------     --------    --------    --------
Less distributions from:
 Net investment income                                ( .026)      ( .049)      ( .046)     ( .028)     ( .009)
_________________________________________________   ________     ________     ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Total Return (%)                                     2.64a        5.00a        4.65a         2.80         .91
_________________________________________________   ________     ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   398          355          294         235         241
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses before expense reductions (%)         .52          .46          .52         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses after expense reductions (%)          .50          .45          .51         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of net investment income (%)                     2.56         4.88         4.58        2.77         .88
-------------------------------------------------   --------     --------     --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   67

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MONEY MARKET VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.46%                9.33%            $ 10,930.70           $  49.19
   3             15.76%                 0.46%               14.29%            $ 11,426.96           $  51.42
   4             21.55%                 0.46%               19.48%            $ 11,945.74           $  53.76
   5             27.63%                 0.46%               24.90%            $ 12,488.08           $  56.20
   6             34.01%                 0.46%               30.58%            $ 13,055.04           $  58.75
   7             40.71%                 0.46%               36.50%            $ 13,647.73           $  61.42
   8             47.75%                 0.46%               42.70%            $ 14,915.08           $  64.20
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.12
  10             62.89%                 0.46%               55.95%            $ 15,592.22           $  70.17
TOTAL                                                                                               $ 577.23


68   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $257 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   69
in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

70   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who are looking to add the growth potential of small companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   71

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  34.56       -10.71      -28.91      -33.36     32.94      11.02       7.07      5.27     6.20       -49.50
  1999        2000        2001        2002       2003       2004       2005      2006      2007       2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -32.48%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -11.04%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  -49.50          -7.67          -6.55
Russell 2000 Growth Index            -38.54          -2.35          -0.76

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


72   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.55%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.24
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   73

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2008.
   o Research analyst for US Micro, Small and Mid Cap Equity: New York.
   o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
   o BA, Columbia University; MBA, Stern School of Business, New York
     University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2009.
   o Over 14 years of investment industry experience.
   o BS, State University of New York at Fredonia.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


74   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006         2005         2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.07      $  14.19      $ 13.48      $  12.59    $  11.34
-------------------------------------------------   --------      --------      -------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)       (  .01)      (  .04)d      (  .06)     (  .05)
_________________________________________________   ________      ________      _______      ________    ________
 Net realized and unrealized gain (loss)              ( 7.45)          .89          .75           .95        1.30
-------------------------------------------------   --------      --------      -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 7.46)          .88          .71           .89        1.25
-------------------------------------------------   --------      --------      -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.61      $  15.07      $ 14.19      $  13.48    $  12.59
-------------------------------------------------   --------      --------      -------      --------    --------
Total Return (%)                                      (49.50)b     6.20b       5.27b,d        7.07c         11.02
_________________________________________________   ________      ________     ________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    69           174          208           243         210
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses before expense reductions (%)          .88           .75          .73           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses after expense reductions (%)           .85           .72          .72           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of net investment income (loss) (%)             (  .04)       (  .09)      (  .32)d      (  .47)     (  .47)
_________________________________________________   ________      ________     ________      ________    ________
Portfolio turnover rate (%)                               67            67           73            94         117
-------------------------------------------------   --------      --------     --------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   75

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


76   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS STRATEGIC INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds (i.e., grade BBB/Baa or above) or in junk bonds, which are those below the fourth highest credit rating category (i.e., below grade BBB/Baa). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and use independent analysis of issuers' creditworthiness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds, equities and currencies and over-the-counter forward currency contracts, and is expected to have a low correlation with the portfolio's securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio may invest in affiliated mutual funds. The portfolio may invest up to 5% of net assets in shares of DWS Floating Rate Plus Fund, which invests primarily in adjustable rate loans that have a senior right to payment ("Senior Loans"). By investing in DWS Floating Rate Plus Fund, the portfolio may achieve greater diversification within the Senior Loan asset class (through indirect exposure to more Senior Loan securities of varying sizes and risks) than it could gain buying Senior Loan securities directly.

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or for non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS STRATEGIC INCOME
                                                         VIP   77

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities and may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a debt security.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

78   DWS STRATEGIC INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

As part of the iGAP strategy, the portfolio will be exposed to the risks of non-US currency markets and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same or similar reasons. As a result, the portfolio's exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the portfolio. Although the Advisor seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that the Advisor will be able to do so.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS STRATEGIC INCOME
                                                         VIP   79

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different objective and investment strategy. Performance may have been different if the portfolio's current policies were in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -5.85       2.57      5.23     11.30       7.85      8.60      2.38      8.98      5.43     -7.75
  1999       2000      2001      2002       2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 5.42%, Q4 2004               WORST QUARTER: -5.06%, Q3 2008
2009 TOTAL RETURN AS OF MARCH 31: -0.21%

80   DWS STRATEGIC INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                           -7.75          3.34            3.70
Barclays Capital US Government/
Credit Index                                  5.70           4.64            5.64
Blended Index                                 -6.37          3.57            5.60
Citigroup World Government Bond
Index                                        10.89           6.05            5.90
JP Morgan Emerging Markets Bond
Index Plus                                    -9.70          5.83           10.94
Merrill Lynch High Yield Master
Cash Pay Only Index                          -26.21          -0.84           2.27
Barclays Capital US Treasury Index           13.74           6.35            6.26

Total returns would have been lower if operating expenses hadn't been reduced.

On May 1, 2009, Barclays Capital US Government/Credit Index and the Blended Index replaced Citigroup World Government Bond Index, JP Morgan Emerging Markets Bond Index Plus, Merrill Lynch High Yield Master Cash Pay Only Index and Barclays Capital US Treasury Index as the portfolio's benchmark indices because the Advisor believes that they more accurately reflect the portfolio's investment strategy.

The BARCLAYS CAPITAL US GOVERNMENT/CREDIT INDEX (name changed from Lehman Brothers US Government/Credit Index effective November 3, 2008) is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

The BLENDED INDEX consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), J.P. Morgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

BARCLAYS CAPITAL US TREASURY INDEX (name changed from Lehman Brothers US Treasury Index effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                        CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_____________________________________________________________________
Management Fee 1, 2                                 0.55%
Distribution/Service (12b-1) Fee                    None
Other Expenses 3                                    0.29
TOTAL ANNUAL OPERATING EXPENSES 4, 5                0.84

1 To the extent the portfolio invests in other mutual funds advised by the Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS Floating Rate Plus Fund, the Advisor has also agreed to apply


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS STRATEGIC INCOME
                                                         VIP   81
  a management fee credit to the portfolio equal to the difference between DWS Floating Rate Plus Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating Rate Plus Fund.

2 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

3 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

4 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.82% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

5 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.90%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $86           $268           $466         $1,037


82   DWS STRATEGIC INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2005.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS STRATEGIC INCOME
                                                         VIP   83

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS STRATEGIC INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008        2007         2006        2005        2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.70     $  11.80    $  11.50    $  12.25    $  11.82
-------------------------------------------------   -------     --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                .55          .63         .62         .65         .58
_________________________________________________   _______     ________    ________    ________    ________
 Net realized and unrealized gain (loss)             ( 1.38)      (  .01)        .36      (  .39)        .39
-------------------------------------------------   -------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                    (  .83)         .62         .98         .26         .97
-------------------------------------------------   -------     --------    --------    --------    --------
Less distributions from:
 Net investment income                               (  .69)      (  .72)     (  .57)     (  .98)          -
_________________________________________________   _______     ________    ________    ________    ________
 Net realized gains                                  (  .15)           -      (  .11)     (  .03)     (  .54)
-------------------------------------------------   -------     --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                 (  .84)      (  .72)     (  .68)     ( 1.01)     (  .54)
-------------------------------------------------   -------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $ 10.03     $  11.70    $  11.80    $  11.50    $  12.25
-------------------------------------------------   -------     --------    --------    --------    --------
Total Return (%)                                     ( 7.75)b    5.43b          8.98        2.38        8.60
_________________________________________________   _______     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   73          100          86          71          62
_________________________________________________   _______     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         .89          .84         .85         .88         .84
_________________________________________________   _______     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          .87          .83         .85         .88         .84
_________________________________________________   _______     ________    ________    ________    ________
Ratio of net investment income (loss) (%)              5.06         5.50        5.47        5.61        4.99
_________________________________________________   _______     ________    ________    ________    ________
Portfolio turnover rate (%)                             234          147         143         120         210
-------------------------------------------------   -------     --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

84   DWS STRATEGIC INCOME VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS STRATEGIC INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.84%                4.16%            $ 10,416.00           $    85.75
   2             10.25%                 0.84%                8.49%            $ 10,849.31           $    89.31
   3             15.76%                 0.84%               13.01%            $ 11,300.64           $    93.03
   4             21.55%                 0.84%               17.71%            $ 11,770.74           $    96.90
   5             27.63%                 0.84%               22.60%            $ 12,260.41           $   100.93
   6             34.01%                 0.84%               27.70%            $ 12,770.44           $   105.13
   7             40.71%                 0.84%               33.02%            $ 13,301.69           $   109.50
   8             47.75%                 0.84%               38.55%            $ 13,855.04           $   114.06
   9             55.13%                 0.84%               44.31%            $ 14,431.41           $   118.80
  10             62.89%                 0.84%               50.32%            $ 15,301.76           $   123.75
TOTAL                                                                                               $ 1,037.16


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS STRATEGIC INCOME
                                                         VIP   85

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interests. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its investment objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


86   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                   FEE PAID
DWS Balanced VIP                                    0.39%*
DWS Blue Chip VIP                                   0.59%
DWS Core Fixed Income VIP                           0.54%
DWS Diversified International Equity VIP            0.69%
DWS Dreman Small Mid Cap Value VIP                  0.68%
DWS Government & Agency Securities VIP              0.48%*
DWS High Income VIP                                 0.54%
DWS Large Cap Value VIP                             0.65%
DWS Money Market VIP                                0.30%*
DWS Small Cap Growth VIP                            0.57%*
DWS Strategic Income VIP                            0.57%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

With respect to all of the portfolios, except DWS Large Cap Value VIP, the management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP
The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.



SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   87

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than a portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


88   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interests or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   89
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.


90   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   91
recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

FOR THE UNDERLYING FUNDS IN WHICH A PORTFOLIO INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. To the extent that the portfolio or an underlying fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when the portfolio or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell portfolio shares. Price changes in the securities the portfolio or an underlying fund owns may ultimately affect the price of portfolio shares the next time the net asset value is calculated.)


92   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   93

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-Passpt

                                  MAY 1, 2009




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS A


DWS BALANCED VIP

DWS CORE FIXED INCOME VIP


DWS DIVERSIFIED INTERNATIONAL EQUITY VIP
(formerly DWS International Select Equity VIP)


DWS DREMAN SMALL MID CAP VALUE VIP


DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP


DWS LARGE CAP VALUE VIP


DWS MONEY MARKET VIP


DWS SMALL CAP GROWTH VIP


DWS TECHNOLOGY VIP



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3        DWS Balanced VIP
 14        DWS Core Fixed Income VIP
 22        DWS Diversified International
           Equity VIP
 29        DWS Dreman Small Mid Cap
           Value VIP
 36        DWS Government & Agency
           Securities VIP
 43        DWS High Income VIP


 50        DWS Large Cap Value VIP
 56        DWS Money Market VIP
 62        DWS Small Cap Growth VIP
 70        DWS Technology VIP
 77        Other Policies and Risks
 77        The Investment Advisor
 78        Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS


80        Buying and Selling Shares
83        How each Portfolio Calculates
          Share Price
83        Distributions
84        Taxes



HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio can invest in securities of any size and from any country. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. The portfolio may also invest in Exchange Traded Funds ("ETFs").

The Advisor allocates the portfolio's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds). The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a portfolio management team that specializes in a particular asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5
can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24      4.84       -27.33
  1999       2000       2001        2002       2003       2004      2005      2006        2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 10.72%, Q4 1999              WORST QUARTER: -15.19%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -5.08%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                          -27.33          -1.35          -0.18
Russell 1000 Index                           -37.60          -2.04          -1.09
Barclays Capital U.S. Aggregate
Index                                         5.24           4.65           5.63
Blended Index                                -25.12          1.17           2.61
Russell 2000 Index                           -33.79          -0.93          3.02
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38
MSCI EAFE Index                              -43.38          1.66           0.80
Credit Suisse High Yield Index               -26.17          -0.59          2.87
Merrill Lynch 3-Month US Treasury
Bill Index                                    2.06           3.25           3.45

Total returns would have been lower if operating expenses hadn't been reduced.

On April 1, 2009, the Blended Index replaced the Russell 2000 (Reg. TM) Index, Standard & Poor's (S&P) 500 Index, MSCI EAFE (Reg. TM) Index, Credit Suisse High Yield Index and Merrill Lynch 3-Month US Treasury Bill Index as one of the portfolio's benchmark indices because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and Merrill Lynch 3-Month US Treasury Bill Index (5%). The Advisor believes this blended benchmark more accurately reflects typical portfolio asset allocations and represents the overall investment process.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.36%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.25
TOTAL ANNUAL OPERATING EXPENSES 3               0.61

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.66%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $62           $195           $340           $762


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Asset Allocation Portfolio Manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o  Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio. Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 2001 and the portfolio in 2008.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o  Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o  BS, Carlson School of Management, University of Minnesota.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio Manager for Structured Finance: Louisville.
   o  Joined the portfolio in 2009.
   o  BS, University of Maryland; MBA William & Mary.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

Owen Fitzpatrick, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2009.
   o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of US Equity Strategy and manager of the US large cap core, value and growth portfolios and member of the US Investment Committee and head of the Equity Strategy Group.
   o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
   o  BA and MBA, Fordham University.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA, Bellarmine University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o  US and Global Fund Management: Frankfurt.
   o  Joined the portfolio in 2008.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 1998 and the portfolio in 2009.
   o Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o  MA, Oxford University.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The following individual has been named consultant to the portfolio's advisor:

Michael Sieghart, CFA
Managing Director of DWS Investment GmbH: Frankfurt and consultant to the
Advisor.
   o Joined DWS Investment GmbH: Frankfurt in 1997.
   o Senior fund manager of global and European equities: Frankfurt.
   o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006          2005         2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.81      $  24.46     $   22.75      $  22.37    $  21.32
-------------------------------------------------   --------      --------     ---------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .61           .74        .69c             .59         .47
_________________________________________________   ________      ________     _________      ________    ________
 Net realized and unrealized gain (loss)              ( 7.20)          .42          1.60           .34         .93
-------------------------------------------------   --------      --------     ---------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 6.59)         1.16          2.29           .93        1.40
-------------------------------------------------   --------      --------     ---------      --------    --------
Less distributions from:
 Net investment income                                (  .87)       (  .81)       (  .58)       (  .55)     (  .35)
_________________________________________________   ________      ________     _________      ________    ________
NET ASSET VALUE, END OF PERIOD                      $  17.35      $  24.81     $   24.46      $  22.75    $  22.37
-------------------------------------------------   --------      --------     ---------      --------    --------
Total Return (%)                                      (27.33)b     4.84b        10.24b,c       4.30b          6.64
_________________________________________________   ________      ________     _________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307           528           600           653         622
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses before expense reductions (%)          .64           .52           .55           .55         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses after expense reductions (%)           .62           .51           .51           .53         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of net investment income (%)                      2.83          3.00       2.99c            2.66        2.18
_________________________________________________   ________      ________     _________      ________    ________
Portfolio turnover rate (%)                              263           199           108           122         140
-------------------------------------------------   --------      --------     ---------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


12   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.61%                4.39%            $ 10,439.00           $  62.34
   2             10.25%                 0.61%                8.97%            $ 10,897.27           $  65.08
   3             15.76%                 0.61%               13.76%            $ 11,375.66           $  67.93
   4             21.55%                 0.61%               18.75%            $ 11,875.05           $  70.91
   5             27.63%                 0.61%               23.96%            $ 12,396.37           $  74.03
   6             34.01%                 0.61%               29.41%            $ 12,940.57           $  77.28
   7             40.71%                 0.61%               35.09%            $ 13,508.66           $  80.67
   8             47.75%                 0.61%               41.02%            $ 14,101.69           $  84.21
   9             55.13%                 0.61%               47.21%            $ 14,720.75           $  87.91
  10             62.89%                 0.61%               53.67%            $ 15,367.00           $  91.77
TOTAL                                                                                               $ 762.13


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   13

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top four credit rating categories. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Portfolio management utilizes a core US fixed income strategy that seeks to add incremental returns to the Barclays Capital US Aggregate Index. In managing the portfolio, portfolio management uses a balanced "top-down" and "bottom-up" approach.

Portfolio management seeks pricing changes in a broad range of securities and sectors in order to achieve the portfolio's investment objective.

Company research is a very important part of the investment process. In selecting individual securities for investment, portfolio management:

o assigns a relative value, based on creditworthiness, cash flow and price, to each bond;

o determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. Portfolio management looks to exploit any inefficiencies between intrinsic value and market trading price;

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinates sector weightings to individual bonds that may add above-market value.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


14   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   15

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


16   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -2.06       9.90      5.71      8.01      5.13      4.53      2.25      4.26     4.17       -19.33
  1999       2000      2001      2002      2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002              WORST QUARTER: -12.83%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 0.22%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -19.33          -1.31           1.92
Barclays Capital U.S. Aggregate
Index                                      5.24           4.65            5.63

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   17

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.17
TOTAL ANNUAL OPERATING EXPENSES 3               0.67

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.75%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $68           $214           $373           $835


18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Kenneth R. Bowling, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.
   o  Head of Institutional Fixed Income Investments, Americas: Louisville.
   o  Joined the portfolio in 2009.
   o  BS and MEng from University of Louisville.

Jamie Guenther, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.
   o  Head of Institutional Credit: Louisville.
   o  Joined the portfolio in 2009.
   o  BBA from Western Michigan University.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Economics from University of Louisville.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for
      LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA from Bellarmine University.

David Vignolo, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
      (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.
   o  Credit Analyst for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
   o  Portfolio manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Finance/Economics from the University of Richmond.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS CORE FIXED INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATE
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.82     $  11.86     $ 11.81    $  12.07    $  12.16
-------------------------------------------------   --------     --------     -------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .57          .56         .53         .47         .50
_________________________________________________   ________     ________     _______    ________    ________
 Net realized and unrealized gain (loss)              ( 2.72)      (  .08)     (  .05)     (  .21)        .05
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 2.15)         .48         .48         .26         .55
-------------------------------------------------   --------     --------     -------    --------    --------
Less distributions from:
 Net investment income                                (  .77)      (  .52)     (  .43)     (  .41)     (  .43)
_________________________________________________   ________     ________     _______    ________    ________
 Net realized gains                                        -            -      (  .00)*    (  .11)     (  .21)
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .77)      (  .52)     (  .43)     (  .52)     (  .64)
-------------------------------------------------   --------     --------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.90     $  11.82     $ 11.86    $  11.81    $  12.07
-------------------------------------------------   --------     --------     -------    --------    --------
Total Return (%)                                      (19.33)b       4.17        4.26        2.25        4.53
_________________________________________________   ________     ________     _______    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   110          186         277         252         210
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses before expense reductions (%)          .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses after expense reductions (%)           .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of net investment income (loss) (%)               5.36         4.78        4.56        3.96        4.18
_________________________________________________   ________     ________     _______    ________    ________
Portfolio turnover rate (%)                              215          209         198         241         176
-------------------------------------------------   --------     --------     -------    --------    --------

a   Based on average shares outstanding during the period.

b   Total returns would have been lower had certain expenses not been reduced.

*   Amount is less than $.005

20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.67%                4.33%            $ 10,433.00           $  68.45
   2             10.25%                 0.67%                8.85%            $ 10,884.75           $  71.41
   3             15.76%                 0.67%               13.56%            $ 11,356.06           $  74.51
   4             21.55%                 0.67%               18.48%            $ 11,847.78           $  77.73
   5             27.63%                 0.67%               23.61%            $ 12,360.78           $  81.10
   6             34.01%                 0.67%               28.96%            $ 12,896.01           $  84.61
   7             40.71%                 0.67%               34.54%            $ 13,454.40           $  88.27
   8             47.75%                 0.67%               40.37%            $ 14,036.98           $  92.10
   9             55.13%                 0.67%               46.45%            $ 14,644.78           $  96.08
  10             62.89%                 0.67%               52.79%            $ 15,278.90           $ 100.24
TOTAL                                                                                               $ 834.50


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, the portfolio may invest in Canada.

In choosing securities, portfolio management considers various countries and sectors. Portfolio management reviews the portfolio's allocation among countries and sectors periodically and may adjust the allocation based on current or expected market conditions or to manage risk consistent with the portfolio's investment objective.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities, warrants and exchange-traded funds ("ETFs").

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


22   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   23

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


24   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different objective and investment strategy than the portfolio or Scudder International Research Portfolio. Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different objective and investment strategy. Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  45.71       -20.49      -24.43      -13.48     29.83      18.25      14.51      25.56      16.71       -48.81
  1999        2000        2001        2002       2003       2004       2005       2006       2007        2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -27.50%, Q3 2008
2009 TOTAL RETURN AS OF MARCH 31: -12.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A              -48.81           0.31          -0.01
MSCI EAFE + EMF Index            -45.24           2.81          1.98
MSCI EAFE Index                  -43.38           1.66          0.80

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   25

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.65%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.34
TOTAL ANNUAL OPERATING EXPENSES 3               0.99

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.05%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $101           $315           $547         $1,213

PORTFOLIO MANAGEMENT

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2009.
   o BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of portfolio.

   o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.
   o Portfolio manager for GrOWE and Tax Managed Equity: New York.
   o Joined the portfolio in 2009.
   o BBA, Pace University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


26   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



YEARS ENDED DECEMBER 31,                                 2008           2007        2006         2005        2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   16.76       $  16.31     $  13.25    $  11.91    $  10.18
-------------------------------------------------    ---------       --------     --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                               .33d               .25       .24b           .20         .17
_________________________________________________    _________       ________     ________    ________    ________
 Net realized and unrealized gain (loss)                ( 6.67)          2.24         3.11        1.48        1.67
-------------------------------------------------    ---------       --------     --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       ( 6.34)          2.49         3.35        1.68        1.84
-------------------------------------------------    ---------       --------     --------    --------    --------
Less distributions from:
 Net investment income                                  (  .13)        (  .46)      (  .29)     (  .34)     (  .11)
_________________________________________________    _________       ________     ________    ________    ________
 Net realized gains                                     ( 4.07)        ( 1.58)           -           -           -
_________________________________________________    _________       ________     ________    ________    ________
 TOTAL DISTRIBUTIONS                                    ( 4.20)        ( 2.04)      (  .29)     (  .34)     (  .11)
-------------------------------------------------    ---------       --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD                       $    6.22       $  16.76     $  16.31    $  13.25    $  11.91
-------------------------------------------------    ---------       --------     --------    --------    --------
Total Return (%)                                        (48.81)c,e      16.71        25.56       14.51       18.25
_________________________________________________    _________       ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      91            236          223         196         184
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses before expense reductions (%)           1.02            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses after expense reductions (%)            1.01            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of net investment income (%)                    3.04d              1.53      1.65b          1.59        1.58
_________________________________________________    _________       ________     ________    ________    ________
Portfolio turnover rate (%)                                132            117          122          93          88
-------------------------------------------------    ---------       --------     --------    --------    --------

a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

c Total return would have been lower had certain expenses not been reimbursed.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   27

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.99%                4.01%            $ 10,401.00          $   100.98
   2             10.25%                 0.99%                8.18%            $ 10,818.08          $   105.03
   3             15.76%                 0.99%               12.52%            $ 11,251.89          $   109.25
   4             21.55%                 0.99%               17.03%            $ 11,703.09          $   113.63
   5             27.63%                 0.99%               21.72%            $ 12,172.38          $   118.18
   6             34.01%                 0.99%               26.60%            $ 12,660.49          $   122.92
   7             40.71%                 0.99%               31.68%            $ 13,168.18          $   127.85
   8             47.75%                 0.99%               36.96%            $ 13,696.22          $   132.98
   9             55.13%                 0.99%               42.45%            $ 14,245.44          $   138.31
  10             62.89%                 0.99%               48.17%            $ 14,816.68          $   143.86
TOTAL                                                                                              $ 1,212.99


28   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS DREMAN SMALL MID CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $231 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Value Index had a median market capitalization of $1.8 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

Portfolio management begins its stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. Portfolio management then seeks companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, portfolio management then completes its fundamental analysis and makes its buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   29

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


30   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.80      4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42
  1999      2000      2001        2002       2003       2004       2005       2006       2007      2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.84%, Q2 2003               WORST QUARTER: -20.14%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -16.29%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -33.42          3.58            6.57
Russell 2500 Value Index            -31.99          -0.15           5.72
Russell 2000 Value Index            -28.92          0.27            6.11

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   31

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.64%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.15
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.83%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


32   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the portfolio.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.
   o Over 20 years of investment industry experience.
   o MS, Texas Tech University.

Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management, L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.
   o Over 14 years of investment industry experience.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   33

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.12     $  22.93    $  19.98    $  20.05   $ 16.06
-------------------------------------------------   --------     --------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .13          .18         .15         .19      .17
_________________________________________________   ________     ________    ________    ________   _______
 Net realized and unrealized gain (loss)              ( 4.92)         .54        4.69        1.67     3.98
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.79)         .72        4.84        1.86     4.15
-------------------------------------------------   --------     --------    --------    --------   -------
Less distributions from:
 Net investment income                                (  .29)      (  .23)     (  .18)     (  .15)  (  .16)
_________________________________________________   ________     ________    ________    ________   _______
 Net realized gains                                   ( 7.11)      ( 3.30)     ( 1.71)     ( 1.78)       -
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL DISTRIBUTIONS                                  ( 7.40)      ( 3.53)     ( 1.89)     ( 1.93)  (  .16)
-------------------------------------------------   --------     --------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD                      $   7.93     $  20.12    $  22.93    $  19.98   $ 20.05
-------------------------------------------------   --------     --------    --------    --------   -------
Total Return (%)                                      (33.42)b       3.06       25.06       10.25    26.03
_________________________________________________   ________     ________    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   223          468         562         493      467
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses before expense reductions (%)          .83          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses after expense reductions (%)           .82          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of net investment income (%)                      1.13          .85         .71         .96      .96
_________________________________________________   ________     ________    ________    ________   _______
Portfolio turnover rate (%)                               49          110          52          61       73
-------------------------------------------------   --------     --------    --------    --------   -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

34   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   35

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


36   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   37

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16     5.95       4.93
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.75%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                   4.93           4.27           5.04
Barclays Capital GNMA Index           7.87           5.39           5.94

Total returns would have been lower if operating expenses hadn't been reduced.

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


38   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.45%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.18
TOTAL ANNUAL OPERATING EXPENSES 3               0.63

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.65% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $64           $202           $351           $786


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   39

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


40   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.38     $  12.28   $ 12.26      $  12.55    $  12.54
-------------------------------------------------   --------     --------   -------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .56          .58      .55            .51         .44
_________________________________________________   ________     ________   _______      ________    ________
 Net realized and unrealized gain (loss)                 .04          .12   (  .06)        (  .20)        .03
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .60          .70      .49            .31         .47
-------------------------------------------------   --------     --------   -------      --------    --------
Less distributions from:
 Net investment income                                (  .58)      (  .60)  (  .47)        (  .50)     (  .35)
_________________________________________________   ________     ________   _______      ________    ________
 Net realized gains                                        -            -        -         (  .10)     (  .11)
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL DISTRIBUTIONS                                  (  .58)      (  .60)  (  .47)        (  .60)     (  .46)
-------------------------------------------------   --------     --------   -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.40     $  12.38   $ 12.28      $  12.26    $  12.55
-------------------------------------------------   --------     --------   -------      --------    --------
Total Return (%)                                     4.93b        5.95b       4.16           2.57        3.75
_________________________________________________   ________     ________   _______      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   211          199      211            243         280
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses before expense reductions (%)          .66          .66      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses after expense reductions (%)           .65          .63      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of net investment income (loss) (%)               4.58         4.77     4.56           4.17        3.59
_________________________________________________   ________     ________   _______      ________    ________
Portfolio turnover rate (%)                              543          465      241            191         226
-------------------------------------------------   --------     --------   -------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   41

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
   2             10.25%                 0.63%                8.93%            $ 10,893.10           $  67.19
   3             15.76%                 0.63%               13.69%            $ 11,369.13           $  70.13
   4             21.55%                 0.63%               18.66%            $ 11,865.96           $  73.19
   5             27.63%                 0.63%               23.84%            $ 12,384.50           $  76.39
   6             34.01%                 0.63%               29.26%            $ 12,295.70           $  79.73
   7             40.71%                 0.63%               34.91%            $ 13,490.55           $  83.21
   8             47.75%                 0.63%               40.80%            $ 14,080.09           $  86.85
   9             55.13%                 0.63%               46.95%            $ 14,695.39           $  90.64
  10             62.89%                 0.63%               53.38%            $ 15,337.58           $  94.60
TOTAL                                                                                               $ 786.31


42   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   43

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

44   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   45

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.15      -8.68      2.63      -0.30     24.62      12.42       3.89     10.47      0.96       -23.94
  1999      2000       2001      2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003              WORST QUARTER: -16.35%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.65%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -23.94          -0.19           1.66
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


46   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.21
TOTAL ANNUAL OPERATING EXPENSES 3               0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.79%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   47

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.23    $  8.78    $  8.43
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .57         .63        .62        .68        .67
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.29)      ( .54)       .19      ( .38)       .31
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.72)        .09        .81        .30        .98
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .79)      ( .66)     ( .66)     ( .85)     ( .63)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.30     $  7.81    $  8.38    $  8.23    $  8.78
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (23.94)b       .96      10.47       3.89      12.42
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   154         248        322        344        393
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)          .80         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)           .79         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      8.42        7.84       7.73       8.27       8.11
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

48   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   49

DWS LARGE CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 1000 (Reg. TM) Value Index had a median market capitalization of $2.1 billion) and that portfolio management believes are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times the portfolio may emphasize certain sectors, even investing more than 25% of its portfolio in any one sector.

The portfolio may invest up to 20% of total assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given sector.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


50   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   51

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -10.21      16.13       1.87      -14.98     32.60      10.07       1.97     15.41      13.15      -36.40
   1999       2000       2001       2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.86%, Q2 2003              WORST QUARTER: -22.50%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.53%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -36.40          -1.39           1.10
Russell 1000 Value Index            -36.85          -0.79           1.36

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


52   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee                                  0.65%
Distribution/Service (12b-1) Fee                None
Other expenses 1                                0.19
TOTAL ANNUAL OPERATING EXPENSES 2               0.84

1 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

2 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $86           $268           $466         $1,037

PORTFOLIO MANAGEMENT

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   53

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS LARGE CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008          2007          2006         2005         2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  19.21      $   17.96      $  15.81     $  15.79    $  14.57
-------------------------------------------------   --------      ---------      --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .21            .26        .29c            .26         .27
_________________________________________________   ________      _________      ________     ________    ________
 Net realized and unrealized gain (loss)              ( 5.68)          1.98          2.12          .04        1.18
-------------------------------------------------   --------      ---------      --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 5.47)          2.24          2.41          .30        1.45
-------------------------------------------------   --------      ---------      --------     --------    --------
Less distributions from:
 Net investment income                                (  .34)        (  .32)       (  .26)      (  .28)     (  .23)
_________________________________________________   ________      _________      ________     ________    ________
 Net realized gains                                   ( 4.48)        (  .67)            -            -           -
_________________________________________________   ________      _________      ________     ________    ________
 TOTAL DISTRIBUTIONS                                  ( 4.82)        (  .99)       (  .26)      (  .28)     (  .23)
-------------------------------------------------   --------      ---------      --------     --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.92      $   19.21      $  17.96     $  15.81    $  15.79
-------------------------------------------------   --------      ---------      --------     --------    --------
Total Return (%)                                      (36.40)b     13.15b,d       15.41c       1.97b         10.07
_________________________________________________   ________      _________      ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   118            229           275          268         274
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses before expense reductions (%)          .87            .83           .83          .80         .80
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses after expense reductions (%)           .86            .82           .83          .80         .80
_________________________________________________   ________      _________      ________     ________    ________
Ratio of net investment income (loss) (%)               1.59           1.43       1.73c           1.64        1.84
_________________________________________________   ________      _________      ________     ________    ________
Portfolio turnover rate (%)                               97            103            76           64          40
-------------------------------------------------   --------      ---------      --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.


54   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS LARGE CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.84%                4.16%            $ 10,416.00           $    85.75
   2             10.25%                 0.84%                8.49%            $ 10,849.31           $    89.31
   3             15.76%                 0.84%               13.01%            $ 11,300.64           $    93.03
   4             21.55%                 0.84%               17.71%            $ 11,770.74           $    96.90
   5             27.63%                 0.84%               22.60%            $ 12,260.41           $   100.93
   6             34.01%                 0.84%               27.70%            $ 12,770.44           $   105.13
   7             40.71%                 0.84%               33.02%            $ 13,301.69           $   109.50
   8             47.75%                 0.84%               38.55%            $ 13,855.04           $   114.06
   9             55.13%                 0.84%               44.31%            $ 14,431.41           $   118.80
  10             62.89%                 0.84%               50.32%            $ 15,031.76           $   123.75
TOTAL                                                                                               $ 1,037.16


DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   55

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

Although the portfolio seeks to maintain a share price of $1.00 per share, it is possible to lose money by investing in the portfolio. All money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligation;

 - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are deemed by the Advisor to be of comparable quality.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest more than 25% of its total assets in obligations of banks and other financial institutions that meet the portfolio's eligibility requirements.


56   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, portfolio management screens potential securities and develop a list of those that the portfolio may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. Portfolio management may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

MONEY MARKET FUND RISK. An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the portfolio's $1.00 share price. The credit quality of the portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the portfolio's share price. The portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the portfolio may have a significant adverse effect on the share price of the portfolio.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To reduce such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   57

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

FOREIGN INVESTMENT RISK. The portfolio may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65     5.00      2.64
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2009 TOTAL RETURN AS OF MARCH 31: 0.23%

58   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                            1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A           2.64           3.19           3.26

7-day yield as of December 31, 2008: 1.59%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee 1                                  0.29%
Distribution/Service (12b-1) Fee                  None
Other Expenses 2                                  0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES 3                   0.44

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $45           $146           $256           $577

PORTFOLIO MANAGEMENT

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   59

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MONEY MARKET VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Income from investment operations:
 Net investment income                                  .026         .049         .046        .028        .009
_________________________________________________   ________     ________     ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .026         .049         .046        .028        .009
-------------------------------------------------   --------     --------     --------    --------    --------
Less distributions from:
 Net investment income                                ( .026)      ( .049)      ( .046)     ( .028)     ( .009)
_________________________________________________   ________     ________     ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Total Return (%)                                     2.64a        5.00a        4.65a         2.80         .91
_________________________________________________   ________     ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   398          355          294         235         241
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses before expense reductions (%)         .52          .46          .52         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses after expense reductions (%)          .50          .45          .51         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of net investment income (%)                     2.56         4.88         4.58        2.77         .88
-------------------------------------------------   --------     --------     --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

60   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MONEY MARKET VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.46%                9.33%            $ 10,930.70           $  49.19
   3             15.76%                 0.46%               14.29%            $ 11,426.96           $  51.42
   4             21.55%                 0.46%               19.48%            $ 11,945.74           $  53.76
   5             27.63%                 0.46%               24.90%            $ 12,488.08           $  56.20
   6             34.01%                 0.46%               30.58%            $ 13,055.04           $  58.75
   7             40.71%                 0.46%               36.50%            $ 13,647.73           $  61.42
   8             47.75%                 0.46%               42.70%            $ 14,915.08           $  64.20
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.12
  10             62.89%                 0.46%               55.95%            $ 15,592.22           $  70.17
TOTAL                                                                                               $ 577.23


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   61

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $257 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives


62   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   63

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who are looking to add the growth potential of small companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


64   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  34.56       -10.71      -28.91      -33.36     32.94      11.02       7.07      5.27     6.20       -49.50
  1999        2000        2001        2002       2003       2004       2005      2006      2007       2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -32.48%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -11.04%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  -49.50          -7.67          -6.55
Russell 2000 Growth Index            -38.54          -2.35          -0.76

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   65

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.55%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.24
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


66   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2008.
   o Research analyst for US Micro, Small and Mid Cap Equity: New York.
   o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
   o BA, Columbia University; MBA, Stern School of Business, New York
     University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2009.
   o Over 14 years of investment industry experience.
   o BS, State University of New York at Fredonia.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   67

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006         2005         2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.07      $  14.19      $ 13.48      $  12.59    $  11.34
-------------------------------------------------   --------      --------      -------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)       (  .01)      (  .04)d      (  .06)     (  .05)
_________________________________________________   ________      ________      _______      ________    ________
 Net realized and unrealized gain (loss)              ( 7.45)          .89          .75           .95        1.30
-------------------------------------------------   --------      --------      -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 7.46)          .88          .71           .89        1.25
-------------------------------------------------   --------      --------      -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.61      $  15.07      $ 14.19      $  13.48    $  12.59
-------------------------------------------------   --------      --------      -------      --------    --------
Total Return (%)                                      (49.50)b     6.20b       5.27b,d        7.07c         11.02
_________________________________________________   ________      ________     ________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    69           174          208           243         210
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses before expense reductions (%)          .88           .75          .73           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses after expense reductions (%)           .85           .72          .72           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of net investment income (loss) (%)             (  .04)       (  .09)      (  .32)d      (  .47)     (  .47)
_________________________________________________   ________      ________     ________      ________    ________
Portfolio turnover rate (%)                               67            67           73            94         117
-------------------------------------------------   --------      --------     --------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


68   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   69

DWS TECHNOLOGY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, portfolio management uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


70   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   71

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


72   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -21.57       -32.39      -35.52     46.84       1.92      3.74      0.75     14.30       -46.22
   2000        2001        2002       2003       2004      2005      2006      2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.57%, Q4 2001             WORST QUARTER: -33.64%, Q3 2001
2009 TOTAL RETURN AS OF MARCH 31: 3.82%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                      1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                    -46.22          -8.12              -5.42
Russell 1000 Growth Index              -38.44          -3.42              -5.04
S&P Goldman Sachs Technology
Index                                  -43.33          -5.38              -6.69

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   73

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.66%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.29
TOTAL ANNUAL OPERATING EXPENSES 3               0.95

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.04%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $97           $303           $525         $1,166

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Clark Chang
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Equity analyst for Technology Fund: New York.
   o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.
   o Joined the portfolio in 2008.
   o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


74   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007        2006       2005       2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.71     $  9.37     $ 9.30     $  9.01    $  8.84
-------------------------------------------------   --------     -------     ------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .00)*    (  .02)     ( .01)c     ( .03)       .04
_________________________________________________   ________     _______     ______     _______    _______
 Net realized and unrealized gain (loss)              ( 4.95)       1.36        .08         .36        .13
-------------------------------------------------   --------     -------     ------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.95)       1.34        .07         .33        .17
-------------------------------------------------   --------     -------     ------     -------    -------
Less distributions from:
 Net investment income                                     -           -          -       ( .04)         -
_________________________________________________   ________     _______     ______     _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.76     $ 10.71     $ 9.37     $  9.30    $  9.01
-------------------------------------------------   --------     -------     ------     -------    -------
Total Return (%)                                      (46.22)b     14.30      .75c         3.74       1.92
_________________________________________________   ________     _______     ______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    60         153        165         199        230
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses before expense reductions (%)         1.01         .91        .89         .86        .83
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses after expense reductions (%)          1.00         .91        .89         .86        .83
_________________________________________________   ________     _______     ______     _______    _______
Ratio of net investment income (loss) (%)             (  .01)     (  .15)     ( .12)c     ( .36)       .43
_________________________________________________   ________     _______     ______     _______    _______
Portfolio turnover rate (%)                               71          91         49         135        112
-------------------------------------------------   --------     -------     ------     -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

*   Amount is less than $0.005.

DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   75

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TECHNOLOGY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.95%                4.05%            $ 10,405.00           $    96.92
   2             10.25%                 0.95%                8.26%            $ 10,826.40           $   100.85
   3             15.76%                 0.95%               12.65%            $ 11,264.87           $   104.93
   4             21.55%                 0.95%               17.21%            $ 11,721.10           $   109.18
   5             27.63%                 0.95%               21.96%            $ 12,195.80           $   113.61
   6             34.01%                 0.95%               26.90%            $ 12,689.73           $   118.21
   7             40.71%                 0.95%               32.04%            $ 13,203.67           $   122.99
   8             47.75%                 0.95%               37.38%            $ 13,738.42           $   127.97
   9             55.13%                 0.95%               42.95%            $ 14,294.82           $   133.16
  10             62.89%                 0.95%               48.74%            $ 14,873.76           $   138.55
TOTAL                                                                                               $ 1,166.37


76   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interests. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its investment objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


DWS VARIABLE SERIES II - CLASS A SHARES                   OTHER POLICIES AND
                                                          RISKS   77

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                   FEE PAID
DWS Balanced VIP                                    0.39%*
DWS Core Fixed Income VIP                           0.54%
DWS Diversified International Equity VIP            0.69%
DWS Dreman Small Mid Cap Value VIP                  0.68%
DWS Government & Agency Securities VIP              0.48%*
DWS High Income VIP                                 0.54%
DWS Large Cap Value VIP                             0.65%
DWS Money Market VIP                                0.30%*
DWS Small Cap Growth VIP                            0.57%*
DWS Technology VIP                                  0.70%

* Reflects the effects of expense limitations and/or fee waivers then in effect.

With respect to all of the portfolios, except DWS Large Cap Value VIP, the management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP
The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.



SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.


78   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than a portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   79

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interests or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


80   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   81

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's


82   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   83

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


84   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-Adv3

                                  MAY 1, 2009




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS A


DWS BALANCED VIP

DWS CORE FIXED INCOME VIP

DWS DREMAN SMALL MID CAP VALUE VIP

DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS TECHNOLOGY VIP



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3        DWS Balanced VIP
 14        DWS Core Fixed Income VIP
 22        DWS Dreman Small Mid Cap
           Value VIP
 29        DWS Government & Agency
           Securities VIP
 36        DWS High Income VIP
 43        DWS Money Market VIP


 49        DWS Small Cap Growth VIP
 57        DWS Technology VIP
 64        Other Policies and Risks
 64        The Investment Advisor
 65        Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS


67        Buying and Selling Shares
70        How each Portfolio Calculates
          Share Price
70        Distributions
71        Taxes



HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio can invest in securities of any size and from any country. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. The portfolio may also invest in Exchange Traded Funds ("ETFs").

The Advisor allocates the portfolio's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds). The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a portfolio management team that specializes in a particular asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5
can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24      4.84       -27.33
  1999       2000       2001        2002       2003       2004      2005      2006        2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 10.72%, Q4 1999              WORST QUARTER: -15.19%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -5.08%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                          -27.33          -1.35          -0.18
Russell 1000 Index                           -37.60          -2.04          -1.09
Barclays Capital U.S. Aggregate
Index                                         5.24           4.65           5.63
Blended Index                                -25.12          1.17           2.61
Russell 2000 Index                           -33.79          -0.93          3.02
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38
MSCI EAFE Index                              -43.38          1.66           0.80
Credit Suisse High Yield Index               -26.17          -0.59          2.87
Merrill Lynch 3-Month US Treasury
Bill Index                                    2.06           3.25           3.45

Total returns would have been lower if operating expenses hadn't been reduced.

On April 1, 2009, the Blended Index replaced the Russell 2000 (Reg. TM) Index, Standard & Poor's (S&P) 500 Index, MSCI EAFE (Reg. TM) Index, Credit Suisse High Yield Index and Merrill Lynch 3-Month US Treasury Bill Index as one of the portfolio's benchmark indices because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and Merrill Lynch 3-Month US Treasury Bill Index (5%). The Advisor believes this blended benchmark more accurately reflects typical portfolio asset allocations and represents the overall investment process.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.36%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.25
TOTAL ANNUAL OPERATING EXPENSES 3               0.61

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.66%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $62           $195           $340           $762


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Asset Allocation Portfolio Manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o  Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio. Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 2001 and the portfolio in 2008.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o  Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o  BS, Carlson School of Management, University of Minnesota.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio Manager for Structured Finance: Louisville.
   o  Joined the portfolio in 2009.
   o  BS, University of Maryland; MBA William & Mary.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

Owen Fitzpatrick, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2009.
   o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of US Equity Strategy and manager of the US large cap core, value and growth portfolios and member of the US Investment Committee and head of the Equity Strategy Group.
   o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
   o  BA and MBA, Fordham University.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA, Bellarmine University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o  US and Global Fund Management: Frankfurt.
   o  Joined the portfolio in 2008.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 1998 and the portfolio in 2009.
   o Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o  MA, Oxford University.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The following individual has been named consultant to the portfolio's advisor:

Michael Sieghart, CFA
Managing Director of DWS Investment GmbH: Frankfurt and consultant to the
Advisor.
   o Joined DWS Investment GmbH: Frankfurt in 1997.
   o Senior fund manager of global and European equities: Frankfurt.
   o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006          2005         2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.81      $  24.46     $   22.75      $  22.37    $  21.32
-------------------------------------------------   --------      --------     ---------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .61           .74        .69c             .59         .47
_________________________________________________   ________      ________     _________      ________    ________
 Net realized and unrealized gain (loss)              ( 7.20)          .42          1.60           .34         .93
-------------------------------------------------   --------      --------     ---------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 6.59)         1.16          2.29           .93        1.40
-------------------------------------------------   --------      --------     ---------      --------    --------
Less distributions from:
 Net investment income                                (  .87)       (  .81)       (  .58)       (  .55)     (  .35)
_________________________________________________   ________      ________     _________      ________    ________
NET ASSET VALUE, END OF PERIOD                      $  17.35      $  24.81     $   24.46      $  22.75    $  22.37
-------------------------------------------------   --------      --------     ---------      --------    --------
Total Return (%)                                      (27.33)b     4.84b        10.24b,c       4.30b          6.64
_________________________________________________   ________      ________     _________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307           528           600           653         622
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses before expense reductions (%)          .64           .52           .55           .55         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses after expense reductions (%)           .62           .51           .51           .53         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of net investment income (%)                      2.83          3.00       2.99c            2.66        2.18
_________________________________________________   ________      ________     _________      ________    ________
Portfolio turnover rate (%)                              263           199           108           122         140
-------------------------------------------------   --------      --------     ---------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


12   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.61%                4.39%            $ 10,439.00           $  62.34
   2             10.25%                 0.61%                8.97%            $ 10,897.27           $  65.08
   3             15.76%                 0.61%               13.76%            $ 11,375.66           $  67.93
   4             21.55%                 0.61%               18.75%            $ 11,875.05           $  70.91
   5             27.63%                 0.61%               23.96%            $ 12,396.37           $  74.03
   6             34.01%                 0.61%               29.41%            $ 12,940.57           $  77.28
   7             40.71%                 0.61%               35.09%            $ 13,508.66           $  80.67
   8             47.75%                 0.61%               41.02%            $ 14,101.69           $  84.21
   9             55.13%                 0.61%               47.21%            $ 14,720.75           $  87.91
  10             62.89%                 0.61%               53.67%            $ 15,367.00           $  91.77
TOTAL                                                                                               $ 762.13


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   13

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top four credit rating categories. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Portfolio management utilizes a core US fixed income strategy that seeks to add incremental returns to the Barclays Capital US Aggregate Index. In managing the portfolio, portfolio management uses a balanced "top-down" and "bottom-up" approach.

Portfolio management seeks pricing changes in a broad range of securities and sectors in order to achieve the portfolio's investment objective.

Company research is a very important part of the investment process. In selecting individual securities for investment, portfolio management:

o assigns a relative value, based on creditworthiness, cash flow and price, to each bond;

o determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. Portfolio management looks to exploit any inefficiencies between intrinsic value and market trading price;

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinates sector weightings to individual bonds that may add above-market value.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


14   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   15

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


16   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -2.06       9.90      5.71      8.01      5.13      4.53      2.25      4.26     4.17       -19.33
  1999       2000      2001      2002      2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002              WORST QUARTER: -12.83%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 0.22%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -19.33          -1.31           1.92
Barclays Capital U.S. Aggregate
Index                                      5.24           4.65            5.63

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   17

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.17
TOTAL ANNUAL OPERATING EXPENSES 3               0.67

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.75%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $68           $214           $373           $835


18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Kenneth R. Bowling, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.
   o  Head of Institutional Fixed Income Investments, Americas: Louisville.
   o  Joined the portfolio in 2009.
   o  BS and MEng from University of Louisville.

Jamie Guenther, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.
   o  Head of Institutional Credit: Louisville.
   o  Joined the portfolio in 2009.
   o  BBA from Western Michigan University.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Economics from University of Louisville.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for
      LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA from Bellarmine University.

David Vignolo, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
      (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.
   o  Credit Analyst for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
   o  Portfolio manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Finance/Economics from the University of Richmond.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS CORE FIXED INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATE
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.82     $  11.86     $ 11.81    $  12.07    $  12.16
-------------------------------------------------   --------     --------     -------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .57          .56         .53         .47         .50
_________________________________________________   ________     ________     _______    ________    ________
 Net realized and unrealized gain (loss)              ( 2.72)      (  .08)     (  .05)     (  .21)        .05
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 2.15)         .48         .48         .26         .55
-------------------------------------------------   --------     --------     -------    --------    --------
Less distributions from:
 Net investment income                                (  .77)      (  .52)     (  .43)     (  .41)     (  .43)
_________________________________________________   ________     ________     _______    ________    ________
 Net realized gains                                        -            -      (  .00)*    (  .11)     (  .21)
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .77)      (  .52)     (  .43)     (  .52)     (  .64)
-------------------------------------------------   --------     --------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.90     $  11.82     $ 11.86    $  11.81    $  12.07
-------------------------------------------------   --------     --------     -------    --------    --------
Total Return (%)                                      (19.33)b       4.17        4.26        2.25        4.53
_________________________________________________   ________     ________     _______    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   110          186         277         252         210
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses before expense reductions (%)          .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses after expense reductions (%)           .70          .66         .68         .67         .66
_________________________________________________   ________     ________     _______    ________    ________
Ratio of net investment income (loss) (%)               5.36         4.78        4.56        3.96        4.18
_________________________________________________   ________     ________     _______    ________    ________
Portfolio turnover rate (%)                              215          209         198         241         176
-------------------------------------------------   --------     --------     -------    --------    --------

a   Based on average shares outstanding during the period.

b   Total returns would have been lower had certain expenses not been reduced.

*   Amount is less than $.005

20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.67%                4.33%            $ 10,433.00           $  68.45
   2             10.25%                 0.67%                8.85%            $ 10,884.75           $  71.41
   3             15.76%                 0.67%               13.56%            $ 11,356.06           $  74.51
   4             21.55%                 0.67%               18.48%            $ 11,847.78           $  77.73
   5             27.63%                 0.67%               23.61%            $ 12,360.78           $  81.10
   6             34.01%                 0.67%               28.96%            $ 12,896.01           $  84.61
   7             40.71%                 0.67%               34.54%            $ 13,454.40           $  88.27
   8             47.75%                 0.67%               40.37%            $ 14,036.98           $  92.10
   9             55.13%                 0.67%               46.45%            $ 14,644.78           $  96.08
  10             62.89%                 0.67%               52.79%            $ 15,278.90           $ 100.24
TOTAL                                                                                               $ 834.50


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

DWS DREMAN SMALL MID CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $231 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Value Index had a median market capitalization of $1.8 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

Portfolio management begins its stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. Portfolio management then seeks companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, portfolio management then completes its fundamental analysis and makes its buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


22   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   23

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.80      4.05     17.63       -11.43     42.15      26.03      10.25      25.06      3.06       -33.42
  1999      2000      2001        2002       2003       2004       2005       2006       2007      2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.84%, Q2 2003               WORST QUARTER: -20.14%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -16.29%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                 -33.42          3.58            6.57
Russell 2500 Value Index            -31.99          -0.15           5.72
Russell 2000 Value Index            -28.92          0.27            6.11

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

24   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                 0.64%
Distribution/Service (12b-1) Fee                 None
Other Expenses 2                                 0.15
TOTAL ANNUAL OPERATING EXPENSES 3                0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.83%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   25

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the portfolio.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.
   o Over 20 years of investment industry experience.
   o MS, Texas Tech University.

Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management, L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.
   o Over 14 years of investment industry experience.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


26   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.12     $  22.93    $  19.98    $  20.05   $ 16.06
-------------------------------------------------   --------     --------    --------    --------   -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .13          .18         .15         .19      .17
_________________________________________________   ________     ________    ________    ________   _______
 Net realized and unrealized gain (loss)              ( 4.92)         .54        4.69        1.67     3.98
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.79)         .72        4.84        1.86     4.15
-------------------------------------------------   --------     --------    --------    --------   -------
Less distributions from:
 Net investment income                                (  .29)      (  .23)     (  .18)     (  .15)  (  .16)
_________________________________________________   ________     ________    ________    ________   _______
 Net realized gains                                   ( 7.11)      ( 3.30)     ( 1.71)     ( 1.78)       -
-------------------------------------------------   --------     --------    --------    --------   -------
 TOTAL DISTRIBUTIONS                                  ( 7.40)      ( 3.53)     ( 1.89)     ( 1.93)  (  .16)
-------------------------------------------------   --------     --------    --------    --------   -------
NET ASSET VALUE, END OF PERIOD                      $   7.93     $  20.12    $  22.93    $  19.98   $ 20.05
-------------------------------------------------   --------     --------    --------    --------   -------
Total Return (%)                                      (33.42)b       3.06       25.06       10.25    26.03
_________________________________________________   ________     ________    ________    ________   _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   223          468         562         493      467
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses before expense reductions (%)          .83          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of expenses after expense reductions (%)           .82          .78         .79         .79      .79
_________________________________________________   ________     ________    ________    ________   _______
Ratio of net investment income (%)                      1.13          .85         .71         .96      .96
_________________________________________________   ________     ________    ________    ________   _______
Portfolio turnover rate (%)                               49          110          52          61       73
-------------------------------------------------   --------     --------    --------    --------   -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   27

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


28   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   29

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


30   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16     5.95       4.93
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.75%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                   4.93           4.27           5.04
Barclays Capital GNMA Index           7.87           5.39           5.94

Total returns would have been lower if operating expenses hadn't been reduced.

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   31

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.45%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.18
TOTAL ANNUAL OPERATING EXPENSES 3               0.63

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.65% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $64           $202           $351           $786


32   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   33

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.38     $  12.28   $ 12.26      $  12.55    $  12.54
-------------------------------------------------   --------     --------   -------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .56          .58      .55            .51         .44
_________________________________________________   ________     ________   _______      ________    ________
 Net realized and unrealized gain (loss)                 .04          .12   (  .06)        (  .20)        .03
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .60          .70      .49            .31         .47
-------------------------------------------------   --------     --------   -------      --------    --------
Less distributions from:
 Net investment income                                (  .58)      (  .60)  (  .47)        (  .50)     (  .35)
_________________________________________________   ________     ________   _______      ________    ________
 Net realized gains                                        -            -        -         (  .10)     (  .11)
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL DISTRIBUTIONS                                  (  .58)      (  .60)  (  .47)        (  .60)     (  .46)
-------------------------------------------------   --------     --------   -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.40     $  12.38   $ 12.28      $  12.26    $  12.55
-------------------------------------------------   --------     --------   -------      --------    --------
Total Return (%)                                     4.93b        5.95b       4.16           2.57        3.75
_________________________________________________   ________     ________   _______      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   211          199      211            243         280
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses before expense reductions (%)          .66          .66      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses after expense reductions (%)           .65          .63      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of net investment income (loss) (%)               4.58         4.77     4.56           4.17        3.59
_________________________________________________   ________     ________   _______      ________    ________
Portfolio turnover rate (%)                              543          465      241            191         226
-------------------------------------------------   --------     --------   -------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

34   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
   2             10.25%                 0.63%                8.93%            $ 10,893.10           $  67.19
   3             15.76%                 0.63%               13.69%            $ 11,369.13           $  70.13
   4             21.55%                 0.63%               18.66%            $ 11,865.96           $  73.19
   5             27.63%                 0.63%               23.84%            $ 12,384.50           $  76.39
   6             34.01%                 0.63%               29.26%            $ 12,295.70           $  79.73
   7             40.71%                 0.63%               34.91%            $ 13,490.55           $  83.21
   8             47.75%                 0.63%               40.80%            $ 14,080.09           $  86.85
   9             55.13%                 0.63%               46.95%            $ 14,695.39           $  90.64
  10             62.89%                 0.63%               53.38%            $ 15,337.58           $  94.60
TOTAL                                                                                               $ 786.31


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   35

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


36   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   37

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


38   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.15      -8.68      2.63      -0.30     24.62      12.42       3.89     10.47      0.96       -23.94
  1999      2000       2001      2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003              WORST QUARTER: -16.35%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.65%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -23.94          -0.19           1.66
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   39

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.21
TOTAL ANNUAL OPERATING EXPENSES 3               0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.79%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


40   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.23    $  8.78    $  8.43
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .57         .63        .62        .68        .67
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.29)      ( .54)       .19      ( .38)       .31
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.72)        .09        .81        .30        .98
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .79)      ( .66)     ( .66)     ( .85)     ( .63)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.30     $  7.81    $  8.38    $  8.23    $  8.78
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (23.94)b       .96      10.47       3.89      12.42
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   154         248        322        344        393
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)          .80         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)           .79         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      8.42        7.84       7.73       8.27       8.11
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   41

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


42   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

Although the portfolio seeks to maintain a share price of $1.00 per share, it is possible to lose money by investing in the portfolio. All money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligation;

 - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are deemed by the Advisor to be of comparable quality.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest more than 25% of its total assets in obligations of banks and other financial institutions that meet the portfolio's eligibility requirements.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   43

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, portfolio management screens potential securities and develop a list of those that the portfolio may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. Portfolio management may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

MONEY MARKET FUND RISK. An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the portfolio's $1.00 share price. The credit quality of the portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the portfolio's share price. The portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the portfolio may have a significant adverse effect on the share price of the portfolio.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To reduce such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

44   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

FOREIGN INVESTMENT RISK. The portfolio may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65     5.00      2.64
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2009 TOTAL RETURN AS OF MARCH 31: 0.23%

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   45

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                            1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A           2.64           3.19           3.26

7-day yield as of December 31, 2008: 1.59%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee 1                                  0.29%
Distribution/Service (12b-1) Fee                  None
Other Expenses 2                                  0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES 3                   0.44

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $45           $146           $256           $577

PORTFOLIO MANAGEMENT

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


46   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MONEY MARKET VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Income from investment operations:
 Net investment income                                  .026         .049         .046        .028        .009
_________________________________________________   ________     ________     ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .026         .049         .046        .028        .009
-------------------------------------------------   --------     --------     --------    --------    --------
Less distributions from:
 Net investment income                                ( .026)      ( .049)      ( .046)     ( .028)     ( .009)
_________________________________________________   ________     ________     ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Total Return (%)                                     2.64a        5.00a        4.65a         2.80         .91
_________________________________________________   ________     ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   398          355          294         235         241
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses before expense reductions (%)         .52          .46          .52         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses after expense reductions (%)          .50          .45          .51         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of net investment income (%)                     2.56         4.88         4.58        2.77         .88
-------------------------------------------------   --------     --------     --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   47

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MONEY MARKET VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.46%                9.33%            $ 10,930.70           $  49.19
   3             15.76%                 0.46%               14.29%            $ 11,426.96           $  51.42
   4             21.55%                 0.46%               19.48%            $ 11,945.74           $  53.76
   5             27.63%                 0.46%               24.90%            $ 12,488.08           $  56.20
   6             34.01%                 0.46%               30.58%            $ 13,055.04           $  58.75
   7             40.71%                 0.46%               36.50%            $ 13,647.73           $  61.42
   8             47.75%                 0.46%               42.70%            $ 14,915.08           $  64.20
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.12
  10             62.89%                 0.46%               55.95%            $ 15,592.22           $  70.17
TOTAL                                                                                               $ 577.23


48   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $257 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   49
in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

50   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who are looking to add the growth potential of small companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   51

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  34.56       -10.71      -28.91      -33.36     32.94      11.02       7.07      5.27     6.20       -49.50
  1999        2000        2001        2002       2003       2004       2005      2006      2007       2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -32.48%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -11.04%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  -49.50          -7.67          -6.55
Russell 2000 Growth Index            -38.54          -2.35          -0.76

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


52   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.55%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.24
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   53

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2008.
   o Research analyst for US Micro, Small and Mid Cap Equity: New York.
   o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
   o BA, Columbia University; MBA, Stern School of Business, New York
     University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2009.
   o Over 14 years of investment industry experience.
   o BS, State University of New York at Fredonia.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


54   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006         2005         2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.07      $  14.19      $ 13.48      $  12.59    $  11.34
-------------------------------------------------   --------      --------      -------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)       (  .01)      (  .04)d      (  .06)     (  .05)
_________________________________________________   ________      ________      _______      ________    ________
 Net realized and unrealized gain (loss)              ( 7.45)          .89          .75           .95        1.30
-------------------------------------------------   --------      --------      -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 7.46)          .88          .71           .89        1.25
-------------------------------------------------   --------      --------      -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.61      $  15.07      $ 14.19      $  13.48    $  12.59
-------------------------------------------------   --------      --------      -------      --------    --------
Total Return (%)                                      (49.50)b     6.20b       5.27b,d        7.07c         11.02
_________________________________________________   ________      ________     ________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    69           174          208           243         210
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses before expense reductions (%)          .88           .75          .73           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses after expense reductions (%)           .85           .72          .72           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of net investment income (loss) (%)             (  .04)       (  .09)      (  .32)d      (  .47)     (  .47)
_________________________________________________   ________      ________     ________      ________    ________
Portfolio turnover rate (%)                               67            67           73            94         117
-------------------------------------------------   --------      --------     --------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   55

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


56   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS TECHNOLOGY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, portfolio management uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   57

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

58   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   59

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -21.57       -32.39      -35.52     46.84       1.92      3.74      0.75     14.30       -46.22
   2000        2001        2002       2003       2004      2005      2006      2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.57%, Q4 2001             WORST QUARTER: -33.64%, Q3 2001
2009 TOTAL RETURN AS OF MARCH 31: 3.82%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                      1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                    -46.22          -8.12              -5.42
Russell 1000 Growth Index              -38.44          -3.42              -5.04
S&P Goldman Sachs Technology
Index                                  -43.33          -5.38              -6.69

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


60   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.66%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.29
TOTAL ANNUAL OPERATING EXPENSES 3               0.95

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.04%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $97           $303           $525         $1,166

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Clark Chang
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Equity analyst for Technology Fund: New York.
   o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.
   o Joined the portfolio in 2008.
   o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   61

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007        2006       2005       2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.71     $  9.37     $ 9.30     $  9.01    $  8.84
-------------------------------------------------   --------     -------     ------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .00)*    (  .02)     ( .01)c     ( .03)       .04
_________________________________________________   ________     _______     ______     _______    _______
 Net realized and unrealized gain (loss)              ( 4.95)       1.36        .08         .36        .13
-------------------------------------------------   --------     -------     ------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.95)       1.34        .07         .33        .17
-------------------------------------------------   --------     -------     ------     -------    -------
Less distributions from:
 Net investment income                                     -           -          -       ( .04)         -
_________________________________________________   ________     _______     ______     _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.76     $ 10.71     $ 9.37     $  9.30    $  9.01
-------------------------------------------------   --------     -------     ------     -------    -------
Total Return (%)                                      (46.22)b     14.30      .75c         3.74       1.92
_________________________________________________   ________     _______     ______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    60         153        165         199        230
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses before expense reductions (%)         1.01         .91        .89         .86        .83
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses after expense reductions (%)          1.00         .91        .89         .86        .83
_________________________________________________   ________     _______     ______     _______    _______
Ratio of net investment income (loss) (%)             (  .01)     (  .15)     ( .12)c     ( .36)       .43
_________________________________________________   ________     _______     ______     _______    _______
Portfolio turnover rate (%)                               71          91         49         135        112
-------------------------------------------------   --------     -------     ------     -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

*   Amount is less than $0.005.

62   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TECHNOLOGY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.95%                4.05%            $ 10,405.00           $    96.92
   2             10.25%                 0.95%                8.26%            $ 10,826.40           $   100.85
   3             15.76%                 0.95%               12.65%            $ 11,264.87           $   104.93
   4             21.55%                 0.95%               17.21%            $ 11,721.10           $   109.18
   5             27.63%                 0.95%               21.96%            $ 12,195.80           $   113.61
   6             34.01%                 0.95%               26.90%            $ 12,689.73           $   118.21
   7             40.71%                 0.95%               32.04%            $ 13,203.67           $   122.99
   8             47.75%                 0.95%               37.38%            $ 13,738.42           $   127.97
   9             55.13%                 0.95%               42.95%            $ 14,294.82           $   133.16
  10             62.89%                 0.95%               48.74%            $ 14,873.76           $   138.55
TOTAL                                                                                               $ 1,166.37


DWS VARIABLE SERIES II - CLASS A SHARES                      DWS TECHNOLOGY
                                                             VIP   63

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interests. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its investment objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


64   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                 FEE PAID
DWS Balanced VIP                                  0.39%*
DWS Core Fixed Income VIP                         0.54%
DWS Dreman Small Mid Cap Value VIP                0.68%
DWS Government & Agency Securities VIP            0.48%*
DWS High Income VIP                               0.54%
DWS Money Market VIP                              0.30%*
DWS Small Cap Growth VIP                          0.57%*
DWS Technology VIP                                0.70%

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BALANCED VIP
The subadvisor for DWS Balanced VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.



SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.


DWS VARIABLE SERIES II - CLASS A SHARES                    THE INVESTMENT
                                                           ADVISOR   65

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than a portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


66   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interests or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   67
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.


68   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   69
recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.


70   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


DWS VARIABLE SERIES II - CLASS A SHARES
                                                             DISTRIBUTIONS   71

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-Pref

                                  MAY 1, 2009




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS A


DWS BALANCED VIP

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP
(formerly DWS International Select Equity VIP)


DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP


DWS MONEY MARKET VIP


DWS SMALL CAP GROWTH VIP



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3        DWS Balanced VIP
 14        DWS Diversified International
           Equity VIP
 21        DWS Government & Agency
           Securities VIP
 28        DWS High Income VIP
 35        DWS Money Market VIP


 41        DWS Small Cap Growth VIP
 49        Other Policies and Risks
 49        The Investment Advisor
 50        Portfolio Subadvisor



YOUR INVESTMENT IN THE PORTFOLIOS


52        Buying and Selling Shares
55        How each Portfolio Calculates
          Share Price
55        Distributions
56        Taxes


HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio can invest in securities of any size and from any country. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. The portfolio may also invest in Exchange Traded Funds ("ETFs").

The Advisor allocates the portfolio's assets among various asset categories, such as US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds). The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a portfolio management team that specializes in a particular asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the


4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5
can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  14.81       -2.63      -6.09      -15.17     18.10       6.64      4.30     10.24      4.84       -27.33
  1999       2000       2001        2002       2003       2004      2005      2006        2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 10.72%, Q4 1999              WORST QUARTER: -15.19%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -5.08%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                          -27.33          -1.35          -0.18
Russell 1000 Index                           -37.60          -2.04          -1.09
Barclays Capital U.S. Aggregate
Index                                         5.24           4.65           5.63
Blended Index                                -25.12          1.17           2.61
Russell 2000 Index                           -33.79          -0.93          3.02
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38
MSCI EAFE Index                              -43.38          1.66           0.80
Credit Suisse High Yield Index               -26.17          -0.59          2.87
Merrill Lynch 3-Month US Treasury
Bill Index                                    2.06           3.25           3.45

Total returns would have been lower if operating expenses hadn't been reduced.

On April 1, 2009, the Blended Index replaced the Russell 2000 (Reg. TM) Index, Standard & Poor's (S&P) 500 Index, MSCI EAFE (Reg. TM) Index, Credit Suisse High Yield Index and Merrill Lynch 3-Month US Treasury Bill Index as one of the portfolio's benchmark indices because the Advisor believes that it more accurately reflects the portfolio's investment strategy.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The BLENDED INDEX consists of the Russell 1000 (Reg. TM) Growth Index (20%), Russell 1000 (Reg. TM) Value Index (20%), Russell 2000 (Reg. TM) Index (6%), Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE (Reg. TM)) Small Cap Index (3%), MSCI EAFE (Reg. TM) Index (8%), MSCI Emerging Markets Free Index (3%), Barclays Capital U.S. Aggregate Index (27%), Credit Suisse High Yield Index (3%), Barclays Capital Global TIPS Index unhedged (5%) and Merrill Lynch 3-Month US Treasury Bill Index (5%). The Advisor believes this blended benchmark more accurately reflects typical portfolio asset allocations and represents the overall investment process.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.


DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.36%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.25
TOTAL ANNUAL OPERATING EXPENSES 3               0.61

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.66%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $62           $195           $340           $762


8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o  BS in Applied Mathematics from University of Massachusetts, Amherst.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Global Asset Allocation Portfolio Manager: New York.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o  Joined the portfolio in 2005.
   o BS, MS, Moscow State University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio. Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 2001 and the portfolio in 2008.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o  Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o  BS, Carlson School of Management, University of Minnesota.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio Manager for Structured Finance: Louisville.
   o  Joined the portfolio in 2009.
   o  BS, University of Maryland; MBA William & Mary.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

Owen Fitzpatrick, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2009.
   o Prior to joining Deutsche Asset Management, he was Managing Director of Deutsche Bank Private Wealth Management and served as head of US Equity Strategy and manager of the US large cap core, value and growth portfolios and member of the US Investment Committee and head of the Equity Strategy Group.
   o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.
   o  BA and MBA, Fordham University.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA, Bellarmine University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o  US and Global Fund Management: Frankfurt.
   o  Joined the portfolio in 2008.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management in 1998 and the portfolio in 2009.
   o Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o  MA, Oxford University.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

The following individual has been named consultant to the portfolio's advisor:

Michael Sieghart, CFA
Managing Director of DWS Investment GmbH: Frankfurt and consultant to the
Advisor.
   o Joined DWS Investment GmbH: Frankfurt in 1997.
   o Senior fund manager of global and European equities: Frankfurt.
   o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BALANCED VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006          2005         2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.81      $  24.46     $   22.75      $  22.37    $  21.32
-------------------------------------------------   --------      --------     ---------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .61           .74        .69c             .59         .47
_________________________________________________   ________      ________     _________      ________    ________
 Net realized and unrealized gain (loss)              ( 7.20)          .42          1.60           .34         .93
-------------------------------------------------   --------      --------     ---------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 6.59)         1.16          2.29           .93        1.40
-------------------------------------------------   --------      --------     ---------      --------    --------
Less distributions from:
 Net investment income                                (  .87)       (  .81)       (  .58)       (  .55)     (  .35)
_________________________________________________   ________      ________     _________      ________    ________
NET ASSET VALUE, END OF PERIOD                      $  17.35      $  24.81     $   24.46      $  22.75    $  22.37
-------------------------------------------------   --------      --------     ---------      --------    --------
Total Return (%)                                      (27.33)b     4.84b        10.24b,c       4.30b          6.64
_________________________________________________   ________      ________     _________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307           528           600           653         622
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses before expense reductions (%)          .64           .52           .55           .55         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of expenses after expense reductions (%)           .62           .51           .51           .53         .59
_________________________________________________   ________      ________     _________      ________    ________
Ratio of net investment income (%)                      2.83          3.00       2.99c            2.66        2.18
_________________________________________________   ________      ________     _________      ________    ________
Portfolio turnover rate (%)                              263           199           108           122         140
-------------------------------------------------   --------      --------     ---------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.


12   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BALANCED VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.61%                4.39%            $ 10,439.00           $  62.34
   2             10.25%                 0.61%                8.97%            $ 10,897.27           $  65.08
   3             15.76%                 0.61%               13.76%            $ 11,375.66           $  67.93
   4             21.55%                 0.61%               18.75%            $ 11,875.05           $  70.91
   5             27.63%                 0.61%               23.96%            $ 12,396.37           $  74.03
   6             34.01%                 0.61%               29.41%            $ 12,940.57           $  77.28
   7             40.71%                 0.61%               35.09%            $ 13,508.66           $  80.67
   8             47.75%                 0.61%               41.02%            $ 14,101.69           $  84.21
   9             55.13%                 0.61%               47.21%            $ 14,720.75           $  87.91
  10             62.89%                 0.61%               53.67%            $ 15,367.00           $  91.77
TOTAL                                                                                               $ 762.13


DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   13

DWS DIVERSIFIED INTERNATIONAL EQUITY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, the portfolio may invest in Canada.

In choosing securities, portfolio management considers various countries and sectors. Portfolio management reviews the portfolio's allocation among countries and sectors periodically and may adjust the allocation based on current or expected market conditions or to manage risk consistent with the portfolio's investment objective.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities, warrants and exchange-traded funds ("ETFs").

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


14   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   15

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


16   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different objective and investment strategy than the portfolio or Scudder International Research Portfolio. Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different objective and investment strategy. Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  45.71       -20.49      -24.43      -13.48     29.83      18.25      14.51      25.56      16.71       -48.81
  1999        2000        2001        2002       2003       2004       2005       2006       2007        2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -27.50%, Q3 2008
2009 TOTAL RETURN AS OF MARCH 31: -12.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A              -48.81           0.31          -0.01
MSCI EAFE + EMF Index            -45.24           2.81          1.98
MSCI EAFE Index                  -43.38           1.66          0.80

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   17

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.65%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.34
TOTAL ANNUAL OPERATING EXPENSES 3               0.99

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 1.05%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $101           $315           $547         $1,213

PORTFOLIO MANAGEMENT

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2009.
   o BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of portfolio.

   o Joined Deutsche Asset Management in 1999, previously serving as trader's assistant supporting program, options and equity swaps trading desks.
   o Portfolio manager for GrOWE and Tax Managed Equity: New York.
   o Joined the portfolio in 2009.
   o BBA, Pace University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


18   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to May 1, 2009, the portfolio was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



YEARS ENDED DECEMBER 31,                                 2008           2007        2006         2005        2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   16.76       $  16.31     $  13.25    $  11.91    $  10.18
-------------------------------------------------    ---------       --------     --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                               .33d               .25       .24b           .20         .17
_________________________________________________    _________       ________     ________    ________    ________
 Net realized and unrealized gain (loss)                ( 6.67)          2.24         3.11        1.48        1.67
-------------------------------------------------    ---------       --------     --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       ( 6.34)          2.49         3.35        1.68        1.84
-------------------------------------------------    ---------       --------     --------    --------    --------
Less distributions from:
 Net investment income                                  (  .13)        (  .46)      (  .29)     (  .34)     (  .11)
_________________________________________________    _________       ________     ________    ________    ________
 Net realized gains                                     ( 4.07)        ( 1.58)           -           -           -
_________________________________________________    _________       ________     ________    ________    ________
 TOTAL DISTRIBUTIONS                                    ( 4.20)        ( 2.04)      (  .29)     (  .34)     (  .11)
-------------------------------------------------    ---------       --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD                       $    6.22       $  16.76     $  16.31    $  13.25    $  11.91
-------------------------------------------------    ---------       --------     --------    --------    --------
Total Return (%)                                        (48.81)c,e      16.71        25.56       14.51       18.25
_________________________________________________    _________       ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      91            236          223         196         184
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses before expense reductions (%)           1.02            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of expenses after expense reductions (%)            1.01            .93          .88         .87         .89
_________________________________________________    _________       ________     ________    ________    ________
Ratio of net investment income (%)                    3.04d              1.53      1.65b          1.59        1.58
_________________________________________________    _________       ________     ________    ________    ________
Portfolio turnover rate (%)                                132            117          122          93          88
-------------------------------------------------    ---------       --------     --------    --------    --------

a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

c Total return would have been lower had certain expenses not been reimbursed.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS DIVERSIFIED INTERNATIONAL
                                               EQUITY VIP   19

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DIVERSIFIED INTERNATIONAL EQUITY VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.99%                4.01%            $ 10,401.00          $   100.98
   2             10.25%                 0.99%                8.18%            $ 10,818.08          $   105.03
   3             15.76%                 0.99%               12.52%            $ 11,251.89          $   109.25
   4             21.55%                 0.99%               17.03%            $ 11,703.09          $   113.63
   5             27.63%                 0.99%               21.72%            $ 12,172.38          $   118.18
   6             34.01%                 0.99%               26.60%            $ 12,660.49          $   122.92
   7             40.71%                 0.99%               31.68%            $ 13,168.18          $   127.85
   8             47.75%                 0.99%               36.96%            $ 13,696.22          $   132.98
   9             55.13%                 0.99%               42.45%            $ 14,245.44          $   138.31
  10             62.89%                 0.99%               48.17%            $ 14,816.68          $   143.86
TOTAL                                                                                              $ 1,212.99


20   DWS DIVERSIFIED INTERNATIONAL EQUITY VIP        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   21

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


22   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.68     10.93       7.48      8.05      2.26      3.75      2.57      4.16     5.95       4.93
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.75%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                   4.93           4.27           5.04
Barclays Capital GNMA Index           7.87           5.39           5.94

Total returns would have been lower if operating expenses hadn't been reduced.

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   23

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.45%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.18
TOTAL ANNUAL OPERATING EXPENSES 3               0.63

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.65% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $64           $202           $351           $786


24   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   25

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.38     $  12.28   $ 12.26      $  12.55    $  12.54
-------------------------------------------------   --------     --------   -------      --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .56          .58      .55            .51         .44
_________________________________________________   ________     ________   _______      ________    ________
 Net realized and unrealized gain (loss)                 .04          .12   (  .06)        (  .20)        .03
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .60          .70      .49            .31         .47
-------------------------------------------------   --------     --------   -------      --------    --------
Less distributions from:
 Net investment income                                (  .58)      (  .60)  (  .47)        (  .50)     (  .35)
_________________________________________________   ________     ________   _______      ________    ________
 Net realized gains                                        -            -        -         (  .10)     (  .11)
-------------------------------------------------   --------     --------   -------      --------    --------
 TOTAL DISTRIBUTIONS                                  (  .58)      (  .60)  (  .47)        (  .60)     (  .46)
-------------------------------------------------   --------     --------   -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.40     $  12.38   $ 12.28      $  12.26    $  12.55
-------------------------------------------------   --------     --------   -------      --------    --------
Total Return (%)                                     4.93b        5.95b       4.16           2.57        3.75
_________________________________________________   ________     ________   _______      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   211          199      211            243         280
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses before expense reductions (%)          .66          .66      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of expenses after expense reductions (%)           .65          .63      .67            .63         .61
_________________________________________________   ________     ________   _______      ________    ________
Ratio of net investment income (loss) (%)               4.58         4.77     4.56           4.17        3.59
_________________________________________________   ________     ________   _______      ________    ________
Portfolio turnover rate (%)                              543          465      241            191         226
-------------------------------------------------   --------     --------   -------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

26   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.63%                4.37%            $ 10,437.00           $  64.38
   2             10.25%                 0.63%                8.93%            $ 10,893.10           $  67.19
   3             15.76%                 0.63%               13.69%            $ 11,369.13           $  70.13
   4             21.55%                 0.63%               18.66%            $ 11,865.96           $  73.19
   5             27.63%                 0.63%               23.84%            $ 12,384.50           $  76.39
   6             34.01%                 0.63%               29.26%            $ 12,295.70           $  79.73
   7             40.71%                 0.63%               34.91%            $ 13,490.55           $  83.21
   8             47.75%                 0.63%               40.80%            $ 14,080.09           $  86.85
   9             55.13%                 0.63%               46.95%            $ 14,695.39           $  90.64
  10             62.89%                 0.63%               53.38%            $ 15,337.58           $  94.60
TOTAL                                                                                               $ 786.31


DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   27

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


28   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   29

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


30   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.15      -8.68      2.63      -0.30     24.62      12.42       3.89     10.47      0.96       -23.94
  1999      2000       2001      2002       2003       2004       2005      2006       2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003              WORST QUARTER: -16.35%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.65%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                       -23.94          -0.19           1.66
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   31

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.50%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.21
TOTAL ANNUAL OPERATING EXPENSES 3               0.71

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.79%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $73           $227           $395           $883

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


32   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.23    $  8.78    $  8.43
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .57         .63        .62        .68        .67
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.29)      ( .54)       .19      ( .38)       .31
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.72)        .09        .81        .30        .98
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .79)      ( .66)     ( .66)     ( .85)     ( .63)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.30     $  7.81    $  8.38    $  8.23    $  8.78
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (23.94)b       .96      10.47       3.89      12.42
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   154         248        322        344        393
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)          .80         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)           .79         .69        .71        .70        .66
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      8.42        7.84       7.73       8.27       8.11
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   33

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $  72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $  75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $  78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $  82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $  85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $  89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $  93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $  97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $ 101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $ 105.84
TOTAL                                                                                               $ 882.50


34   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS MONEY MARKET VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

Although the portfolio seeks to maintain a share price of $1.00 per share, it is possible to lose money by investing in the portfolio. All money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligation;

 - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are deemed by the Advisor to be of comparable quality.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest more than 25% of its total assets in obligations of banks and other financial institutions that meet the portfolio's eligibility requirements.


DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   35

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, portfolio management screens potential securities and develop a list of those that the portfolio may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. Portfolio management may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

MONEY MARKET FUND RISK. An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the portfolio's $1.00 share price. The credit quality of the portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the portfolio's share price. The portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the portfolio may have a significant adverse effect on the share price of the portfolio.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To reduce such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

36   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

FOREIGN INVESTMENT RISK. The portfolio may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   5.15      4.84      6.10      3.75      1.35      0.72      0.91      2.80      4.65     5.00      2.64
  1998      1999      2000      2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2009 TOTAL RETURN AS OF MARCH 31: 0.23%

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   37

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                            1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A           2.64           3.19           3.26

7-day yield as of December 31, 2008: 1.59%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
____________________________________________________________________
Management Fee 1                                  0.29%
Distribution/Service (12b-1) Fee                  None
Other Expenses 2                                  0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES 3                   0.44

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $45           $146           $256           $577

PORTFOLIO MANAGEMENT

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.


38   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS MONEY MARKET VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Income from investment operations:
 Net investment income                                  .026         .049         .046        .028        .009
_________________________________________________   ________     ________     ________    ________    ________
 TOTAL FROM INVESTMENT OPERATIONS                       .026         .049         .046        .028        .009
-------------------------------------------------   --------     --------     --------    --------    --------
Less distributions from:
 Net investment income                                ( .026)      ( .049)      ( .046)     ( .028)     ( .009)
_________________________________________________   ________     ________     ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000     $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------     --------    --------    --------
Total Return (%)                                     2.64a        5.00a        4.65a         2.80         .91
_________________________________________________   ________     ________     ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   398          355          294         235         241
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses before expense reductions (%)         .52          .46          .52         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of expenses after expense reductions (%)          .50          .45          .51         .52         .53
_________________________________________________   ________     ________     ________    ________    ________
Ratio of net investment income (%)                     2.56         4.88         4.58        2.77         .88
-------------------------------------------------   --------     --------     --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   39

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS MONEY MARKET VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.46%                9.33%            $ 10,930.70           $  49.19
   3             15.76%                 0.46%               14.29%            $ 11,426.96           $  51.42
   4             21.55%                 0.46%               19.48%            $ 11,945.74           $  53.76
   5             27.63%                 0.46%               24.90%            $ 12,488.08           $  56.20
   6             34.01%                 0.46%               30.58%            $ 13,055.04           $  58.75
   7             40.71%                 0.46%               36.50%            $ 13,647.73           $  61.42
   8             47.75%                 0.46%               42.70%            $ 14,915.08           $  64.20
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.12
  10             62.89%                 0.46%               55.95%            $ 15,592.22           $  70.17
TOTAL                                                                                               $ 577.23


40   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS SMALL CAP GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 (Reg. TM) Growth Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Growth Index had a median market capitalization of $257 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   41
in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

42   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who are looking to add the growth potential of small companies or to diversify a large-cap growth portfolio may want to consider this portfolio.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   43

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  34.56       -10.71      -28.91      -33.36     32.94      11.02       7.07      5.27     6.20       -49.50
  1999        2000        2001        2002       2003       2004       2005      2006      2007       2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -32.48%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -11.04%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  -49.50          -7.67          -6.55
Russell 2000 Growth Index            -38.54          -2.35          -0.76

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "AMEX") and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


44   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________________
Management Fee 1                                0.55%
Distribution/Service (12b-1) Fee                None
Other Expenses 2                                0.24
TOTAL ANNUAL OPERATING EXPENSES 3               0.79

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class A shares is estimated at 0.89%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $81           $252           $439           $978


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   45

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and the portfolio in 2008.
   o Research analyst for US Micro, Small and Mid Cap Equity: New York.
   o Over 20 years of investment industry experience in US portfolio strategy, Latin America market strategy and US equity research at JP Morgan Securities, UBS Securities and Goldman Sachs & Co.
   o BA, Columbia University; MBA, Stern School of Business, New York
     University.

Jeffrey Saeger, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2009.
   o Over 14 years of investment industry experience.
   o BS, State University of New York at Fredonia.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


46   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS SMALL CAP GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                               2008         2007          2006         2005         2004
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.07      $  14.19      $ 13.48      $  12.59    $  11.34
-------------------------------------------------   --------      --------      -------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)       (  .01)      (  .04)d      (  .06)     (  .05)
_________________________________________________   ________      ________      _______      ________    ________
 Net realized and unrealized gain (loss)              ( 7.45)          .89          .75           .95        1.30
-------------------------------------------------   --------      --------      -------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 7.46)          .88          .71           .89        1.25
-------------------------------------------------   --------      --------      -------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.61      $  15.07      $ 14.19      $  13.48    $  12.59
-------------------------------------------------   --------      --------      -------      --------    --------
Total Return (%)                                      (49.50)b     6.20b       5.27b,d        7.07c         11.02
_________________________________________________   ________      ________     ________      ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    69           174          208           243         210
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses before expense reductions (%)          .88           .75          .73           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of expenses after expense reductions (%)           .85           .72          .72           .72         .71
_________________________________________________   ________      ________     ________      ________    ________
Ratio of net investment income (loss) (%)             (  .04)       (  .09)      (  .32)d      (  .47)     (  .47)
_________________________________________________   ________      ________     ________      ________    ________
Portfolio turnover rate (%)                               67            67           73            94         117
-------------------------------------------------   --------      --------     --------      --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   47

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.79%                4.21%            $ 10,421.00           $  80.66
   2             10.25%                 0.79%                8.60%            $ 10,859.72           $  84.06
   3             15.76%                 0.79%               13.17%            $ 11,316.92           $  87.60
   4             21.55%                 0.79%               17.93%            $ 11,793.36           $  91.29
   5             27.63%                 0.79%               22.90%            $ 12,289.86           $  95.13
   6             34.01%                 0.79%               28.07%            $ 12,807.26           $  99.13
   7             40.71%                 0.79%               33.46%            $ 13,346.45           $ 103.31
   8             47.75%                 0.79%               39.08%            $ 13,908.34           $ 107.66
   9             55.13%                 0.79%               44.94%            $ 14,493.88           $ 112.19
  10             62.89%                 0.79%               51.04%            $ 15,104.07           $ 116.91
TOTAL                                                                                               $ 977.94


48   DWS SMALL CAP GROWTH VIP                        DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interests. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its investment objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


DWS VARIABLE SERIES II - CLASS A SHARES                   OTHER POLICIES AND
                                                          RISKS   49

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                   FEE PAID
DWS Balanced VIP                                    0.39%*
DWS Diversified International Equity VIP            0.69%
DWS Government & Agency Securities VIP              0.48%*
DWS High Income VIP                                 0.54%
DWS Money Market VIP                                0.30%*
DWS Small Cap Growth VIP                            0.57%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS BALANCED VIP
The subadvisor for DWS Balanced VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.


50   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than a portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   51

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interests or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


52   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   53

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's


54   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES
recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.


DWS VARIABLE SERIES II - CLASS A SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   55

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


56   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2a-Power

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP
                    (Class B shares available May 18, 2009)




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Alternative Asset Allocation Plus VIP
 14      Other Policies and Risks
 14      The Investment Advisor
 15      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



17      Buying and Selling Shares
20      How the Portfolio Calculates Share Price
20      Distributions
20      Taxes
21      Marketing and Distribution Fees


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation. The portfolio seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies. The portfolio intends to allocate its assets among the following strategies and/or asset categories: market neutral, inflation-protection, floating rate securities, commodities, real estate, infrastructure and emerging markets.

Investments may be made in other DWS funds or directly in the securities and derivative investments in which such DWS funds could invest. The portfolio may also invest in securities of exchange traded funds ("ETFs") when a particular asset category or investment strategy is not available through a DWS fund. The portfolio's allocations among direct investments and other DWS funds may vary over time. At times, the entire portfolio may be invested in other DWS funds or directly in other investments. The portfolio may also be invested in some combination thereof. To the extent the portfolio directly invests in other investments rather than DWS funds, the allocated portions of the portfolio will be managed by the same advisor, subadvisor or sub-subadvisor, as applicable, as the corresponding DWS fund, following the same general investment strategies.

The portfolio may make allocations ranging from approximately 0% to 30% of its assets in a particular strategy or asset category. Based on portfolio management's assessment of market conditions, the portfolio will be rebalanced periodically to maintain the desired asset allocation among alternative asset categories and investment strategies. The portfolio's allocations among the asset categories and investment strategies will change over time and there should be no expectation that current or past positions will be maintained in the future. The portfolio intends to invest in the following DWS Funds or directly in such securities and derivative investments in which such DWS Funds can invest:

o DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the fund's Advisor believes are undervalued but have favorable prospects for appreciation.

o DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

o DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business in emerging markets). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following:
  The International Bank for Reconstruction and Development (i.e., the World
  Bank), the International Finance Corporation or the United Nations or its authorities.

DWS VARIABLE SERIES II - CLASS B SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   3

o DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

o DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1-3% of the fund's total assets for a range of purposes, including to create investment leverage. In an attempt to enhance return, the fund also employs the iGAP strategy (discussed below).

o DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

o DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations, and in derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs the iGAP strategy (discussed below).

o DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests primarily in equity securities, though the fund may also invest in fixed-income securities without limitation.

o DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world.

On an ongoing basis, the DWS funds in which the portfolio may invest will be evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the portfolio, alternate DWS funds may be added to obtain exposure to new asset categories or strategies, to replace underperforming DWS funds or to enhance returns. Alternatively, the portfolio may invest in certain ETFs if the desired exposure is not available by investing in DWS funds.

In addition to the portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global equities, bonds and currencies and over-the-counter


4   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
forward currency contracts, and is expected to have a low correlation with the portfolio's securities holdings. The iGAP strategy, with respect to the portfolio, will not be used until assets of the portfolio exceed $50 million; however, the portfolio may have indirect exposure to the iGAP strategy through other DWS funds.

While the portfolio and the DWS funds in which it invests may use derivatives or similar instruments and techniques to hedge existing positions, derivatives and currency transactions, when used by the portfolio as part of the iGAP strategy, generally will be used to seek return and not be used for hedging purposes. Certain DWS funds in which the portfolio invests may also use the iGAP strategy.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use this strategy for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

The portfolio's allocations among the asset categories and investment strategies will change over time, causing corresponding changes in the portfolio's risk profile.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Advisor may favor an asset category or investment strategy that performs poorly relative to other asset categories or investment strategies. To the extent that alternative asset categories underperform the general stock market, the portfolio would perform poorly relative to a portfolio invested primarily in the general stock market.

UNDERLYING FUND INVESTMENT RISK. The portfolio invests in underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying portfolios. To the extent the particular underlying funds in which the portfolio invests underperform their benchmarks and/or other funds investing in the same asset class, the portfolio would perform poorly relative to other asset allocation funds investing in alternative asset categories and investment strategies. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying portfolios. As the underlying portfolios or the portfolio's allocations among the underlying portfolios change from time to time, or to the extent that the expense ratios of the underlying portfolios change, the weighted average operating expenses borne by the portfolio may increase or decrease.



INVESTMENT RISKS OF THE PORTFOLIO AND THE UNDERLYING FUNDS

DWS Alternative Asset Allocation Plus VIP may be subject to the risks discussed below either through its investment in the DWS funds or through its direct investment in other securities. Therefore, in the sections below, the term "portfolio" refers to DWS Alternative Asset Allocation Plus VIP and the underlying funds.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


DWS VARIABLE SERIES II - CLASS B SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   5

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

NON-DIVERSIFICATION RISK. This risk information applies to DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund and DWS RREEF Global Real Estate Securities Fund. The noted DWS funds are classified as non-diversified under the Investment Company Act of 1940, as amended. This means that these DWS funds may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if these DWS funds invested in a larger number of issuers.


6   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

COMMODITY RISK. The portfolio may invest in equity securities issued by companies in commodity-related industries and other securities related to such companies. Such investments are subject to the risks associated with concentration in securities of issuers in commodity-related industries. The stocks of companies in commodity-related industries may underperform the stock market as a whole. The stock prices of companies in commodity-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodity-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodity-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

TAX RISK. The treatment of commodity-linked notes, futures and certain other derivative instruments for purposes of the portfolio qualifying as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") is not certain. DWS Commodity Securities Fund has obtained private letter rulings from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodity-linked notes in which DWS Commodity Securities Fund invests constitute "qualifying income" under the Code. Generally, if the commodity-linked instruments in which the portfolio invests are not regarded as producing qualifying income, the portfolio may fail to qualify as a RIC. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions to shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders who are subject to current federal income taxation with respect to their investment in the portfolio as a dividend to the extent attributable to the portfolio's earnings and profits. In addition, if DWS Alternative Asset Allocation Plus VIP fails to qualify as a RIC, a separate account underlying a variable life insurance or variable annuity contract that invests in shares of the portfolio will be required to treat the portfolio (or if an underlying fund fails to qualify as a RIC, the portfolio's investment in the underlying fund) as a single investment for purposes of the diversification requirements of section 817(h) of the Code. If a separate account fails to satisfy the diversification requirements of Code section 817(h), income allocable to the contracts associated with the separate account will be taxed currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

COUNTERPARTY RISK. The portfolio will be subject to credit risk of the counterparty with respect to derivative contracts entered into by the portfolio or held by special purpose or structured vehicles in which the portfolio invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.

INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the portfolio's value. If interest rates rise due to reasons other than inflation, the portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the portfolio's returns will match or exceed the real rate of inflation.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates


DWS VARIABLE SERIES II - CLASS B SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   7
decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities and may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, thereby further reducing the value of such a debt security.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio investments. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

CREDIT RISK. The portfolio will be subject to the risk that the creditworthiness of a debt security's issuer may decline, causing the value of the debt security to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the debt securities it has issued. In some cases, debt securities may decline in credit quality or go into default.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SENIOR LOANS RISK. Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers; but will consider, and may rely in part on, analyses performed by others. As a result, the portfolio is particularly dependent on the analytical abilities of the Advisor. In addition, Senior Loans involve certain special risks, including:

o CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the portfolio's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the portfolio's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

o CREDIT RISK. A portfolio purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the portfolio, a reduction in the value of the Senior Loan and a reduction in the portfolio's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The portfolio may principally invest in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances.

8   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP        DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

o INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. As interest rates decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the portfolio to reinvest in lower-yielding securities. The value of Senior Loans with adjustable interest rates will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a portfolio that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the portfolio's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the portfolio's value. Finally, a decrease in interest rates could adversely affect the income earned by the portfolio from its Senior Loans.

o LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the portfolio's estimate of its value. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the portfolio.

o MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on Senior Loans acquired by the portfolio, thus reducing portfolio returns. During periods of limited supply of Senior Loans, the portfolio's yield may be lower.

o PREPAYMENT RISK. If a Senior Loan in which the portfolio invests is paid off sooner than scheduled, and interest rates are falling, the portfolio may be forced to reinvest the payments at lower yields.

BORROWING/LEVERAGE RISK. Because the portfolio may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the portfolio did not borrow. Borrowing activities by the portfolio will amplify any increase or decrease in the net asset value of the portfolio. In addition, the interest which the portfolio pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the portfolio and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the portfolio compared with what it would have been without borrowing. When the portfolio borrows money it must comply with certain asset coverage requirements, which at times may require the portfolio to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the portfolio. The portfolio will also incur brokerage costs when purchasing and selling shares of ETFs.

IGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the portfolio may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

SHORT SALE RISK. Short sales involve the risk that the portfolio will incur a loss by subsequently buying a security at a higher price than the price at which the portfolio previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the portfolio must pay to a lender of the security. In addition, because a loss incurred by the portfolio on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a loss incurred by the portfolio on a long position arises from decreases in the value of the security held by the portfolio and therefore is limited by the fact that a security's value cannot drop below zero.


DWS VARIABLE SERIES II - CLASS B SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   9

The portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

The use of short sales - in effect, leveraging the portfolio - could increase the exposure of the portfolio to the market, increase losses and increase the volatility of returns.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.



THE PORTFOLIO'S PERFORMANCE HISTORY

Since the portfolio is newly offered, past performance information is not available.

10   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the Advisor's contractual obligations to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses" in the table below). The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the other DWS funds and exchange-traded funds in which the portfolio is invested (see "Acquired Funds (Underlying Funds) Fees and Expenses" in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                                      CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_____________________________________________________________________________
Management Fee 1                                                 0.20%
Distribution/Service (12b-1) Fee                                 0.25
Acquired Funds (Underlying Funds) Fees and Expenses 2,3          1.35
Other Expenses 4                                                 0.48
TOTAL ANNUAL OPERATING EXPENSES                                  2.28
Less Expense Waiver/Reimbursement                                0.32
NET ANNUAL FUND AND ACQUIRED FUNDS (UNDERLYING FUNDS)
OPERATING EXPENSES 5                                             1.96

1 Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the iGAP strategy is implemented.

2 The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETFs in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio's assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invests.

3 "Acquired Funds (Underlying Funds) Fees and Expenses" includes the impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the "Total Annual Operating Expenses" would be 2.13%, without these dividends on short sales.

4 "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

5 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain "Total Annual Operating Expenses" at 0.61% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS
Class B shares          $199           $682


DWS VARIABLE SERIES II - CLASS B SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   11

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2009.
   o BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
   o Global Asset Allocation Portfolio Manager: New York.
   o Joined the portfolio in 2009.
   o BS, MS, Moscow State University; MBA, University of Chicago.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
   o Global Asset Allocation Portfolio Manager: New York.
   o Joined the portfolio in 2009.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

Since the portfolio is newly offered, financial highlights information is not available.

12   DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.96%                3.04%            $ 10,304.00          $   198.98
   2             10.25%                 2.28%                5.84%            $ 10,584.27          $   238.13
   3             15.76%                 2.28%                8.72%            $ 10,872.16          $   244.60
   4             21.55%                 2.28%               11.68%            $ 11,167.88          $   251.26
   5             27.63%                 2.28%               14.72%            $ 11,471.65          $   258.09
   6             34.01%                 2.28%               17.84%            $ 11,783.68          $   265.11
   7             40.71%                 2.28%               21.04%            $ 12,104.20          $   272.32
   8             47.75%                 2.28%               24.33%            $ 12,433.43          $   279.73
   9             55.13%                 2.28%               27.72%            $ 12,771.62          $   287.34
  10             62.89%                 2.28%               31.19%            $ 13,119.01          $   295.15
TOTAL                                                                                              $ 2,590.71


DWS VARIABLE SERIES II - CLASS B SHARES       DWS ALTERNATIVE ASSET ALLOCATION
                                              PLUS VIP   13

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the portfolio and will select investments that it believes are best suited to meet the portfolio's investment objective.


14   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                                    FEE PAID
DWS Alternative Asset Allocation Plus VIP            0.20%*

* Based on estimated amounts for the current fiscal year. Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expense are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the iGAP strategy is implemented.


The portfolio pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, in the sum of: (i) 0.20% of the portfolio's average daily net assets invested in other DWS funds; and (ii) 1.20% of the portfolio's average daily net assets invested in all other assets not considered other DWS funds. For purposes of the management fee, "other DWS funds" means US-registered investment companies with the Advisor serving as investment advisor.

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreements is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISORS AND SUB-SUBADVISORS FOR DWS ALTERNATIVE ASSET ALLOCATION PLUS VIP RREEF America L.L.C. ("RREEF"), an investment advisor registered with the SEC, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. RREEF is an indirect wholly owned subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Deutsche Investments Australia Limited ("DIAL"), is located at Level 16, 126 Phillip Street, Sydney NSW 200, Australia. DIAL is an indirect wholly owned subsidiary of Deutsche Bank AG. DIAL serves as both subadvisor for mutual funds and investment advisor for certain institutional accounts.

RREEF Global Advisers Limited ("RGAL"), is located at Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. RGAL is an indirect wholly owned subsidiary of Deutsche Bank AG.

Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong"), is located at 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China. DeAM Hong Kong is an indirect wholly owned subsidiary of Deutsche Bank AG.

The subadvisors and sub-subadvisors provide investment advisory and management services to the portions of DWS Alternative Asset Allocation Plus VIP's portfolio allocated to direct investments in global real estate, global infrastructure (as described below). Each subadvisor and sub-subadvisor makes investment decisions, buy and sells securities for the portfolio and conducts research that leads to purchase and sale decisions. The Advisor pays a fee to each subadvisor pursuant to an investment subadvisory agreement between the Advisor and the subadvisor. The sub-subadvisors are paid for their sub-subadvisory services by the subadvisor, from the subadvisor's subadvisory fee paid by the Advisor to the subadvisor.

RREEF provides subadvisory services in connection with direct investments in global real estate and global infrastructure securities. With respect to global real estate and global infrastructure securities, RGAL provides sub-subadvisory services related to European securities, DeAM Hong Kong provides sub-subadvisory services related to Asian securities and DIAL provides sub-subadvisory services related to Australian securities.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   15

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

18   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   19

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

FOR THE UNDERLYING FUNDS IN WHICH THE PORTFOLIO INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the portfolio's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. To the extent that the portfolio or an underlying fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when the portfolio or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell portfolio shares. Price changes in the securities the portfolio or an underlying fund owns may ultimately affect the price of portfolio shares the next time the net asset value is calculated.)



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


20   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   21

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-AAA

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                               DWS BLUE CHIP VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Blue Chip VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes
17      Marketing and Distribution Fees


HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BLUE CHIP VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the portfolio invests mainly in US common stocks, it could invest up to 20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Portfolio management will normally sell a stock when portfolio management believes its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as


DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BLUE CHIP
                                                               VIP   3
well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

4   DWS BLUE CHIP VIP                                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  24.92       -8.07      -16.02      -22.31     26.76      15.55       9.68     15.19      3.15      -38.48
  1999       2000        2001        2002       2003       2004       2005      2006       2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.43%, Q4 1999              WORST QUARTER: -21.60%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.94%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                              1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B            -38.48          -1.52          -1.27
Russell 1000 Index             -37.60          -2.04          -1.09

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BLUE CHIP
                                                               VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                   CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________
Management Fee 1                              0.55%
Distribution/Service (12b-1) Fee              0.25
Other Expenses 2                              0.29
TOTAL ANNUAL OPERATING EXPENSES 3, 4          1.09

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.25% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

4 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. For more current expense information, see
    "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $111           $347           $601         $1,329


6   DWS BLUE CHIP VIP                                DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2003.
   o BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Head of Active Quantitative Equity Portfolio Management: New York.
   o Joined Deutsche Asset Management and the portfolio in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.
   o BS in Applied Mathematics from University of Massachusetts, Amherst.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2006.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BLUE CHIP
                                                               VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BLUE CHIP VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.61     $  16.12     $  14.83     $  13.60    $  11.80
-------------------------------------------------   --------     --------     --------     --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .04          .11       .11c            .09         .09
_________________________________________________   ________     ________     ________     ________    ________
 Net realized and unrealized gain (loss)              ( 4.89)         .36         2.07         1.22        1.74
-------------------------------------------------   --------     --------     --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.85)         .47         2.18         1.31        1.83
-------------------------------------------------   --------     --------     --------     --------    --------
Less distributions from:
 Net investment income                                (  .16)      (  .11)      (  .08)      (  .08)     (  .03)
_________________________________________________   ________     ________     ________     ________    ________
 Net realized gains                                   ( 2.34)      ( 1.87)      (  .81)           -           -
-------------------------------------------------   --------     --------     --------     --------    --------
 TOTAL DISTRIBUTIONS                                  ( 2.50)      ( 1.98)      (  .89)      (  .08)     (  .03)
-------------------------------------------------   --------     --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.26     $  14.61     $  16.12     $  14.83    $  13.60
-------------------------------------------------   --------     --------     --------     --------    --------
Total Return (%)                                      (38.48)b       3.15      15.19c          9.68       15.55
_________________________________________________   ________     ________     ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .13           11           46           44          37
_________________________________________________   ________     ________     ________     ________    ________
Ratio of expenses before expense reductions (%)         1.22         1.09         1.09         1.09        1.08
_________________________________________________   ________     ________     ________     ________    ________
Ratio of expenses after expense reductions (%)          1.21         1.09         1.09         1.09        1.08
_________________________________________________   ________     ________     ________     ________    ________
Ratio of net investment income (%)                       .67          .75       .74c            .61         .70
_________________________________________________   ________     ________     ________     ________    ________
Portfolio turnover rate (%)                              127          275          226          288         249
-------------------------------------------------   --------     --------     --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.


8   DWS BLUE CHIP VIP                                DWS VARIABLE SERIES II -
                                                       CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BLUE CHIP VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.09%                3.91%            $ 10,391.00          $   111.13
   2             10.25%                 1.09%                7.97%            $ 10,797.29          $   115.48
   3             15.76%                 1.09%               12.19%            $ 11,219.46          $   119.99
   4             21.55%                 1.09%               16.58%            $ 11,658.14          $   124.68
   5             27.63%                 1.09%               21.14%            $ 12,113.98          $   129.56
   6             34.01%                 1.09%               25.88%            $ 12,587.63          $   134.62
   7             40.71%                 1.09%               30.80%            $ 13,079.81          $   139.89
   8             47.75%                 1.09%               35.91%            $ 13,591.23          $   145.36
   9             55.13%                 1.09%               41.23%            $ 14,122.65          $   151.04
  10             62.89%                 1.09%               46.75%            $ 14,674.84          $   156.95
TOTAL                                                                                              $ 1,328.70


DWS VARIABLE SERIES II - CLASS B SHARES                        DWS BLUE CHIP
                                                               VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME           FEE PAID
DWS Blue Chip VIP          0.59%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-BC

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                           DWS CORE FIXED INCOME VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Core Fixed Income VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes
18      Marketing and Distribution Fees

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top four credit rating categories. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Portfolio management utilizes a core US fixed income strategy that seeks to add incremental returns to the Barclays Capital US Aggregate Index. In managing the portfolio, portfolio management uses a balanced "top-down" and "bottom-up" approach.

Portfolio management seeks pricing changes in a broad range of securities and sectors in order to achieve the portfolio's investment objective.

Company research is a very important part of the investment process. In selecting individual securities for investment, portfolio management:

o assigns a relative value, based on creditworthiness, cash flow and price, to each bond;

o determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. Portfolio management looks to exploit any inefficiencies between intrinsic value and market trading price;

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinates sector weightings to individual bonds that may add above-market value.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


4   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   5

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -2.30       9.63      5.45      7.77      4.76      4.10      1.85      3.89     3.75       -19.71
  1999       2000      2001      2002      2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.03%, Q3 2002              WORST QUARTER: -12.94%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 0.26%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                       1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                     -19.71          -1.70           1.58
Barclays Capital US Aggregate
Index                                    5.24           4.65            5.63

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.50%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.32
TOTAL ANNUAL OPERATING EXPENSES 3          1.07

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.15%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $109           $340           $590         $1,306


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   7

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Kenneth R. Bowling, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.
   o  Head of Institutional Fixed Income Investments, Americas: Louisville.
   o  Joined the portfolio in 2009.
   o  BS and MEng from University of Louisville.

Jamie Guenther, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.
   o  Head of Institutional Credit: Louisville.
   o  Joined the portfolio in 2009.
   o  BBA from Western Michigan University.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Economics from University of Louisville.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for
      LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA from Bellarmine University.

David Vignolo, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
      (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.
   o  Credit Analyst for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
   o  Portfolio manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Finance/Economics from the University of Richmond.

8   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS CORE FIXED INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.80     $  11.84     $ 11.78    $  12.04    $  12.13
-------------------------------------------------   --------     --------     -------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .53          .51         .49         .42         .45
_________________________________________________   ________     ________     _______    ________    ________
 Net realized and unrealized gain (loss)              ( 2.73)      (  .08)     (  .05)     (  .21)        .05
-------------------------------------------------   --------     --------     -------    --------    --------
 Total from investment operations                     ( 2.20)         .43         .44         .21         .50
-------------------------------------------------   --------     --------     -------    --------    --------
Less distributions from:
 Net investment income                                (  .72)      (  .47)     (  .38)     (  .36)     (  .38)
_________________________________________________   ________     ________     _______    ________    ________
 Net realized gains                                        -            -      (  .00)*    (  .11)     (  .21)
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .72)      (  .47)     (  .38)     (  .47)     (  .59)
-------------------------------------------------   --------     --------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.88     $  11.80     $ 11.84    $  11.78    $  12.04
-------------------------------------------------   --------     --------     -------    --------    --------
Total Return (%)                                      (19.71)b       3.75        3.89        1.85        4.10
_________________________________________________   ________     ________     _______    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    32           69          82          89          88
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses before expense reductions (%)         1.10         1.05        1.07        1.07        1.03
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses after expense reductions (%)          1.09         1.05        1.07        1.07        1.03
_________________________________________________   ________     ________     _______    ________    ________
Ratio of net investment income (loss) (%)               4.97         4.39        4.17        3.56        3.81
_________________________________________________   ________     ________     _______    ________    ________
Portfolio turnover rate (%)                              215          209         198         241         176
-------------------------------------------------   --------     --------     -------    --------    --------

a   Based on average shares outstanding during the period.

b   Total returns would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.07%                3.93%            $ 10,393.00          $   109.10
   2             10.25%                 1.07%                8.01%            $ 10,801.44          $   113.39
   3             15.76%                 1.07%               12.26%            $ 11,225.94          $   117.85
   4             21.55%                 1.07%               16.67%            $ 11,667.12          $   122.48
   5             27.63%                 1.07%               21.26%            $ 12,125.64          $   127.29
   6             34.01%                 1.07%               26.02%            $ 12,602.18          $   132.29
   7             40.71%                 1.07%               30.97%            $ 13,097.44          $   137.49
   8             47.75%                 1.07%               36.12%            $ 13,612.17          $   142.90
   9             55.13%                 1.07%               41.47%            $ 14,147.13          $   148.51
  10             62.89%                 1.07%               47.03%            $ 14,703.11          $   154.35
TOTAL                                                                                              $ 1,305.65


10   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                   FEE PAID
DWS Core Fixed Income VIP          0.54%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS B SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-CFI

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                            DWS STRATEGIC VALUE VIP
                  (formerly DWS Dreman High Return Equity VIP)




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Strategic Value VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes
17      Marketing and Distribution Fees



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS STRATEGIC VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management believes are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio may invest up to 20% of net assets in foreign securities including US dollar-denominated American Depository Receipts.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks.

Portfolio management begins by comparing a company's stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS B SHARES                    DWS STRATEGIC VALUE
                                                           VIP   3

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.


4   DWS STRATEGIC VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

For the periods shown, Dreman Value Management, L.L.C. served as the portfolio's subadvisor and was primarily responsible for the day-to-day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -11.38      30.19       1.44      -18.25     31.60      13.53       7.51     18.21       -2.19     -46.16
   1999       2000       2001       2002       2003       2004       2005      2006       2007       2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.65%, Q2 2003               WORST QUARTER: -23.11%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -15.52%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                            1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                          -46.16          -5.34          -0.44
Standard & Poor's (S&P) 500 Index            -37.00          -2.19          -1.38

Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES                    DWS STRATEGIC VALUE
                                                           VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.64%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.24
TOTAL ANNUAL OPERATING EXPENSES 3          1.13
Less Expense Reimbursement                 0.02
NET ANNUAL OPERATING EXPENSES 4            1.11

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.14%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.

4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that the total annual operating expenses of the portfolio will not exceed 1.11% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $113           $357           $620         $1,373


6   DWS STRATEGIC VALUE VIP                          DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Volker Dosch
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1989 and the portfolio in 2009.
   o Fund Manager of US and global equity funds; Head of US Equities; Deputy Head of Fund Management International Equities; Head of Sector-Funds:
     Frankfurt.
   o Master's degree in Economics ("Diplom-Volkswirt") from the University of Frankfurt, Germany.

Oliver Pfeil, PhD
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of
   St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003). Also, serves as part-time Lecturer in Finance at the University of St. Gallen in Switzerland.
   o Joined the portfolio in 2009.
   o Portfolio manager for US and global value equity: Frankfurt.
   o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2009.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                    DWS STRATEGIC VALUE
                                                           VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

For the periods shown, Dreman Value Management, L.L.C. served as the portfolio's subadvisor and was primarily responsible for the day-to-day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS STRATEGIC VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2008         2007         2006         2005        2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  14.41      $ 15.02     $  13.39     $  12.63    $  11.27
------------------------------------------------   --------      -------     --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                          .16          .24          .22          .19         .18
________________________________________________   ________      _______     ________     ________    ________
 Net realized and unrealized gain (loss)             ( 5.79)      (  .56)        2.19          .75        1.33
------------------------------------------------   --------      -------     --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                    ( 5.63)      (  .32)        2.41          .94        1.51
------------------------------------------------   --------      -------     --------     --------    --------
Less distributions from:
 Net investment income                               (  .31)      (  .16)      (  .19)      (  .18)     (  .15)
________________________________________________   ________      _______     ________     ________    ________
 Net realized gains                                  ( 2.25)      (  .13)      (  .59)           -           -
------------------------------------------------   --------      -------     --------     --------    --------
 TOTAL DISTRIBUTIONS                                 ( 2.56)      (  .29)      (  .78)      (  .18)     (  .15)
------------------------------------------------   --------      -------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD                     $   6.22      $ 14.41     $  15.02     $  13.39    $  12.63
------------------------------------------------   --------      -------     --------     --------    --------
Total Return (%)                                     (46.16)b     ( 2.19)b    18.21b          7.51       13.53
________________________________________________   ________      _______     ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    2           37          191          135         117
________________________________________________   ________      _______     ________     ________    ________
Ratio of expenses before expense reduction (%)         1.21         1.15         1.16         1.17        1.16
________________________________________________   ________      _______     ________     ________    ________
Ratio of expenses after expense reduction (%)          1.17         1.13         1.16         1.17        1.16
________________________________________________   ________      _______     ________     ________    ________
Ratio of net investment income (%)                     1.84         1.59         1.48         1.45        1.58
________________________________________________   ________      _______     ________     ________    ________
Portfolio turnover rate (%)                              28           27           20           10           9
------------------------------------------------   --------      -------     --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS STRATEGIC VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS STRATEGIC VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.11%                3.89%            $ 10,389.00          $   113.16
   2             10.25%                 1.13%                7.91%            $ 10,791.05          $   119.67
   3             15.76%                 1.13%               12.09%            $ 11,208.67          $   124.30
   4             21.55%                 1.13%               16.42%            $ 11,642.44          $   129.11
   5             27.63%                 1.13%               20.93%            $ 12,093.01          $   134.11
   6             34.01%                 1.13%               25.61%            $ 12,561.01          $   139.30
   7             40.71%                 1.13%               30.47%            $ 13,047.12          $   144.69
   8             47.75%                 1.13%               35.52%            $ 13,552.04          $   150.29
   9             55.13%                 1.13%               40.77%            $ 14,076.50          $   156.10
  10             62.89%                 1.13%               46.21%            $ 14,621.26          $   162.14
TOTAL                                                                                              $ 1,372.87


DWS VARIABLE SERIES II - CLASS B SHARES                    DWS STRATEGIC VALUE
                                                           VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                 FEE PAID
DWS Strategic Value VIP          0.68%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-DHRE

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                      DWS DREMAN SMALL MID CAP VALUE VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Dreman Small Mid Cap Value VIP
 10      Other Policies and Risks
 10      The Investment Advisor
 11      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes
17      Marketing and Distribution Fees

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS DREMAN SMALL MID CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $231 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Value Index had a median market capitalization of $1.8 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

Portfolio management begins its stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. Portfolio management then seeks companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, portfolio management then completes its fundamental analysis and makes its buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   3

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


4   DWS DREMAN SMALL MID CAP VALUE VIP               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.54      3.79     17.37       -11.63     41.65      25.52       9.78     24.59      2.67     -33.67
  1999      2000      2001        2002       2003       2004       2005      2006       2007     2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.63%, Q2 2003               WORST QUARTER: -20.24%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -16.35%


DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   5

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                 -33.67          3.17            6.22
Russell 2500 Value Index            -31.99          -0.15           5.72
Russell 2000 Value Index            -28.92          0.27            6.11

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.64%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.26
TOTAL ANNUAL OPERATING EXPENSES 3          1.15

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.18%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $117           $365           $633         $1,398


6   DWS DREMAN SMALL MID CAP VALUE VIP               DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the portfolio.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.
   o Over 20 years of investment industry experience.
   o MS, Texas Tech University.

Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management, L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.
   o Over 14 years of investment industry experience.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.08     $  22.88    $  19.93    $  20.01    $  16.03
-------------------------------------------------   --------     --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .09          .10         .07         .11         .10
_________________________________________________   ________     ________    ________    ________    ________
 Net realized and unrealized gain (loss)              ( 4.92)         .54        4.67        1.66        3.97
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.83)         .64        4.74        1.77        4.07
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .22)      (  .14)     (  .08)     (  .07)     (  .09)
_________________________________________________   ________     ________    ________    ________    ________
 Net realized gains                                   ( 7.11)      ( 3.30)     ( 1.71)     ( 1.78)          -
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  ( 7.33)      ( 3.44)     ( 1.79)     ( 1.85)     (  .09)
-------------------------------------------------   --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.92     $  20.08    $  22.88    $  19.93    $  20.01
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                      (33.67)b       2.67       24.59        9.78       25.52
_________________________________________________   ________     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    24           34          90          83          71
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         1.18         1.16        1.17        1.19        1.16
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          1.17         1.16        1.17        1.19        1.16
_________________________________________________   ________     ________    ________    ________    ________
Ratio of net investment income (%)                       .78          .47         .33         .56         .59
_________________________________________________   ________     ________    ________    ________    ________
Portfolio turnover rate (%)                               49          110          52          61          73
-------------------------------------------------   --------     --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS DREMAN SMALL MID CAP VALUE VIP               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.15%                3.85%            $ 10,385.00          $   117.21
   2             10.25%                 1.15%                7.85%            $ 10,784.82          $   121.73
   3             15.76%                 1.15%               12.00%            $ 11,200.04          $   126.41
   4             21.55%                 1.15%               16.31%            $ 11,631.24          $   131.28
   5             27.63%                 1.15%               20.79%            $ 12,079.04          $   136.33
   6             34.01%                 1.15%               25.44%            $ 12,544.09          $   141.58
   7             40.71%                 1.15%               30.27%            $ 13,027.03          $   147.03
   8             47.75%                 1.15%               35.29%            $ 13,528.57          $   152.69
   9             55.13%                 1.15%               40.49%            $ 14,049.42          $   158.57
  10             62.89%                 1.15%               45.90%            $ 14,590.33          $   164.68
TOTAL                                                                                              $ 1,397.51


DWS VARIABLE SERIES II - CLASS B SHARES           DWS DREMAN SMALL MID CAP
                                                  VALUE VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or the subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                            FEE PAID
DWS Dreman Small Mid Cap Value VIP          0.68%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP
The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making the portfolio's investment decisions and buying and selling securities for the portfolio.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-DSCV

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                            DWS GLOBAL THEMATIC VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Global Thematic VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes
18      Marketing and Distribution Fees

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS GLOBAL THEMATIC VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% policy.



DERIVATIVES AND OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


4   DWS GLOBAL THEMATIC VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   5

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  26.39       -3.60      -15.69      -16.10     28.96      14.33      22.50      29.65      5.84       -47.87
  1999       2000        2001        2002       2003       2004       2005       2006       2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 14.70%, Q2 2003              WORST QUARTER: -24.71%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -8.85%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                              1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B            -47.87          0.04           1.09
MSCI World Index               -40.71          -0.51          -0.64

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS GLOBAL THEMATIC VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                  CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                             0.90%
Distribution/Service (12b-1) Fee             0.25
Other Expenses 2                             0.62
TOTAL ANNUAL OPERATING EXPENSES 3            1.77
Less Expense Waiver/Reimbursement 4          0.12
NET ANNUAL OPERATING EXPENSES 4              1.65

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.82%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.

4 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain the portfolio's total operating expenses at 1.47% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at ratios no higher than 1.65% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $168           $546           $948         $2,074


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   7

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS GLOBAL THEMATIC VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL THEMATIC VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2008        2007         2006         2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  15.66    $  17.38     $  14.43     $  11.78    $  10.38
-------------------------------------------------  --------    --------     --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                          .07         .07       .09c            .07      .00d
_________________________________________________  ________    ________     ________     ________    ________
 Net realized and unrealized gain (loss)             ( 5.83)        .90         4.02         2.58        1.48
-------------------------------------------------  --------    --------     --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                    ( 5.76)        .97         4.11         2.65        1.48
-------------------------------------------------  --------    --------     --------     --------    --------
Less distributions from:
 Net investment income                               (  .14)     (  .05)      (  .03)           -      (  .08)
_________________________________________________  ________    ________     ________     ________    ________
 Net realized gains                                  ( 3.91)     ( 2.64)      ( 1.13)           -           -
-------------------------------------------------  --------    --------     --------     --------    --------
 TOTAL DISTRIBUTIONS                                 ( 4.05)     ( 2.69)      ( 1.16)           -      (  .08)
-------------------------------------------------  --------    --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD                     $   5.85    $  15.66     $  17.38     $  14.43    $  11.78
-------------------------------------------------  --------    --------     --------     --------    --------
Total Return (%)b                                    (47.87)       5.84      29.65c         22.50       14.33
_________________________________________________  ________    ________     ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    4          10           25           20          13
_________________________________________________  ________    ________     ________     ________    ________
Ratio of expenses before expense reductions (%)        1.82        1.81         1.76         1.79        1.84
_________________________________________________  ________    ________     ________     ________    ________
Ratio of expenses after expense reductions (%)         1.45        1.47         1.43         1.65        1.83
_________________________________________________  ________    ________     ________     ________    ________
Ratio of net investment income (%)                      .73         .46       .53c            .61         .02
_________________________________________________  ________    ________     ________     ________    ________
Portfolio turnover rate (%)                             229         191          136           95          81
-------------------------------------------------  --------    --------     --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

d   Amount is less than $.005 per share.

DWS VARIABLE SERIES II - CLASS B SHARES                   DWS GLOBAL THEMATIC
                                                          VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL THEMATIC VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.65%                3.35%            $ 10,335.00          $   167.76
   2             10.25%                 1.77%                6.69%            $ 10,668.82          $   185.88
   3             15.76%                 1.77%               10.13%            $ 11,013.42          $   191.89
   4             21.55%                 1.77%               13.69%            $ 11,369.16          $   198.09
   5             27.63%                 1.77%               17.36%            $ 11,736.38          $   204.48
   6             34.01%                 1.77%               21.15%            $ 12,115.47          $   211.09
   7             40.71%                 1.77%               25.07%            $ 12,506.80          $   217.91
   8             47.75%                 1.77%               29.11%            $ 12,910.76          $   224.95
   9             55.13%                 1.77%               33.28%            $ 13,327.78          $   232.21
  10             62.89%                 1.77%               37.58%            $ 13,758.27          $   239.71
TOTAL                                                                                              $ 2,073.97


10   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                  FEE PAID
DWS Global Thematic VIP            0.58%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS B SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-GT

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                    DWS GOVERNMENT & AGENCY SECURITIES VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Government & Agency Securities VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes
17      Marketing and Distribution Fees

HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


4   DWS GOVERNMENT & AGENCY SECURITIES VIP           DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.43     10.65       7.22      7.81      1.83      3.36      2.24      3.74     5.43      4.60
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.07%, Q3 2001              WORST QUARTER: -1.06%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.63%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class B                   4.60           3.87           4.69
Barclays Capital GNMA Index           7.87           5.39           5.94

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.45%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.28
TOTAL ANNUAL OPERATING EXPENSES 3          0.98

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.05% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $100           $312           $542         $1,201


6   DWS GOVERNMENT & AGENCY SECURITIES VIP           DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.35     $  12.25    $  12.23    $  12.52    $  12.51
-------------------------------------------------   --------     --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .52          .53         .50         .47         .40
_________________________________________________   ________     ________    ________    ________    ________
 Net realized and unrealized gain (loss)                 .03          .12      (  .06)     (  .21)        .02
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .55          .65         .44         .26         .42
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .53)      (  .55)     (  .42)     (  .45)     (  .30)
_________________________________________________   ________     ________    ________    ________    ________
 Net realized gains                                        -            -           -      (  .10)     (  .11)
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .53)      (  .55)     (  .42)     (  .55)     (  .41)
-------------------------------------------------   --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.37     $  12.35    $  12.25    $  12.23    $  12.52
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                     4.60b        5.43b          3.74        2.24        3.36
_________________________________________________   ________     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     8            5          33          47          49
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         1.00         1.04        1.07        1.02        1.00
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          1.00         1.01        1.07        1.02        1.00
_________________________________________________   ________     ________    ________    ________    ________
Ratio of net investment income (%)                      4.24         4.39        4.16        3.78        3.21
_________________________________________________   ________     ________    ________    ________    ________
Portfolio turnover rate (%)                              543          465         241         191         226
-------------------------------------------------   --------     --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS GOVERNMENT & AGENCY SECURITIES VIP           DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.98%                4.02%            $ 10,402.00           $    99.97
   2             10.25%                 0.98%                8.20%            $ 10,820.16           $   103.99
   3             15.76%                 0.98%               12.55%            $ 11,255.13           $   108.17
   4             21.55%                 0.98%               17.08%            $ 11,707.59           $   112.52
   5             27.63%                 0.98%               21.78%            $ 12,178.23           $   117.04
   6             34.01%                 0.98%               26.68%            $ 12,667.80           $   121.75
   7             40.71%                 0.98%               31.77%            $ 13,177.04           $   126.64
   8             47.75%                 0.98%               37.07%            $ 13,706.76           $   131.73
   9             55.13%                 0.98%               42.58%            $ 14,257.77           $   137.03
  10             62.89%                 0.98%               48.31%            $ 14,830.93           $   142.53
TOTAL                                                                                               $ 1,201.37


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                                 FEE PAID
DWS Government & Agency Securities VIP            0.48%*

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-GAS

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                              DWS HIGH INCOME VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS High Income VIP
 10      Other Policies and Risks
 10      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



13      Buying and Selling Shares
16      How the Portfolio Calculates Share Price
16      Distributions
16      Taxes
17      Marketing and Distribution Fees



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS HIGH INCOME
                                                             VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

4   DWS HIGH INCOME VIP                              DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS HIGH INCOME
                                                             VIP   5

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   1.90      -8.91      2.37      -0.58     24.14      12.08       3.41     10.11      0.54     -24.13
  1999      2000       2001      2002       2003       2004       2005      2006       2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.44%, Q2 2003              WORST QUARTER: -16.33%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                       -24.13          -0.53           1.33
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS HIGH INCOME VIP                              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.50%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.30
TOTAL ANNUAL OPERATING EXPENSES 3          1.05

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.18% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $107           $334           $579         $1,283

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS HIGH INCOME
                                                             VIP   7

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.22    $  8.77    $  8.41
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .53         .60        .59        .65        .64
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.27)      ( .54)       .20      ( .39)       .32
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.74)        .06        .79        .26        .96
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .76)      ( .63)     ( .63)     ( .81)     ( .60)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.31     $  7.81    $  8.38    $  8.22    $  8.77
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (24.13)b       .54      10.11       3.41      12.08
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .1           10         53         56         57
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)         1.25        1.08       1.10       1.10       1.06
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)          1.23        1.08       1.10       1.10       1.06
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      7.98        7.45       7.34       7.87       7.71
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

8   DWS HIGH INCOME VIP                              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.05%                3.95%            $ 10,395.00          $   107.07
   2             10.25%                 1.05%                8.06%            $ 10,805.60          $   111.30
   3             15.76%                 1.05%               12.32%            $ 11,232.42          $   115.70
   4             21.55%                 1.05%               16.76%            $ 11,676.10          $   120.27
   5             27.63%                 1.05%               21.37%            $ 12,137.31          $   125.02
   6             34.01%                 1.05%               26.17%            $ 12,616.73          $   129.96
   7             40.71%                 1.05%               31.15%            $ 13,115.10          $   135.09
   8             47.75%                 1.05%               36.33%            $ 13,633.14          $   140.43
   9             55.13%                 1.05%               41.72%            $ 14,171.65          $   145.98
  10             62.89%                 1.05%               47.31%            $ 14,731.43          $   151.74
TOTAL                                                                                              $ 1,282.56


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS HIGH INCOME
                                                             VIP   9

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME             FEE PAID
DWS High Income VIP          0.54%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

10   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   11

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   17

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-HI

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                            DWS LARGE CAP VALUE VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Large Cap Value VIP
  9      Other Policies and Risks
  9      The Investment Advisor
 10      Portfolio Subadvisor


YOUR INVESTMENT IN THE PORTFOLIO



12      Buying and Selling Shares
15      How the Portfolio Calculates Share Price
15      Distributions
15      Taxes
16      Marketing and Distribution Fees



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS LARGE CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 1000 (Reg. TM) Value Index had a median market capitalization of $2.1 billion) and that portfolio management believes are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times the portfolio may emphasize certain sectors, even investing more than 25% of its portfolio in any one sector.

The portfolio may invest up to 20% of total assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Portfolio management begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Portfolio management assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given sector.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS LARGE CAP VALUE
                                                          VIP   3

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.


4   DWS LARGE CAP VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -10.44      15.84       1.61      -15.18     32.19       9.65      1.58     14.96      12.77       -36.64
   1999       2000       2001       2002       2003       2004      2005      2006       2007        2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.75%, Q2 2003              WORST QUARTER: -22.50%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -7.68%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                 -36.64          -1.77           0.78
Russell 1000 Value Index            -36.85          -0.79           1.36

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS LARGE CAP VALUE
                                                          VIP   5

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                   CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________
Management Fee                                0.65%
Distribution/Service (12b-1) Fee              0.25
Other expenses 1                              0.30
TOTAL ANNUAL OPERATING EXPENSES 2, 3          1.20

1 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

2 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.25% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. For more current expense information, see
    "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $122           $381           $660         $1,455

PORTFOLIO MANAGEMENT

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


6   DWS LARGE CAP VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS LARGE CAP VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008          2007          2006         2005         2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  19.20      $   17.94      $  15.79     $  15.77    $  14.55
-------------------------------------------------   --------      ---------      --------     --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .12            .19        .23c            .19         .22
_________________________________________________   ________      _________      ________     ________    ________
 Net realized and unrealized gain (loss)              ( 5.64)          1.99          2.11          .05        1.17
-------------------------------------------------   --------      ---------      --------     --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 5.52)          2.18          2.34          .24        1.39
-------------------------------------------------   --------      ---------      --------     --------    --------
Less distributions from:
 Net investment income                                (  .28)        (  .25)       (  .19)      (  .22)     (  .17)
_________________________________________________   ________      _________      ________     ________    ________
 Net realized gains                                   ( 4.48)        (  .67)            -            -           -
_________________________________________________   ________      _________      ________     ________    ________
 TOTAL DISTRIBUTIONS                                  ( 4.76)        (  .92)       (  .19)      (  .22)     (  .17)
-------------------------------------------------   --------      ---------      --------     --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.92      $   19.20      $  17.94     $  15.79    $  15.77
-------------------------------------------------   --------      ---------      --------     --------    --------
Total Return (%)                                      (36.64)b     12.77b,d       14.96c       1.58b          9.65
_________________________________________________   ________      _________      ________     ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .29              8            40           40          40
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses before expense reductions (%)         1.28           1.21          1.21         1.21        1.18
_________________________________________________   ________      _________      ________     ________    ________
Ratio of expenses after expense reductions (%)          1.26           1.20          1.21         1.20        1.18
_________________________________________________   ________      _________      ________     ________    ________
Ratio of net investment income (loss) (%)               1.20           1.06       1.35c           1.24        1.46
_________________________________________________   ________      _________      ________     ________    ________
Portfolio turnover rate (%)                               97            103            76           64          40
-------------------------------------------------   --------      ---------      --------     --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.


DWS VARIABLE SERIES II - CLASS B SHARES                   DWS LARGE CAP VALUE
                                                          VIP   7

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS LARGE CAP VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.20%                3.80%            $ 10,380.00          $   122.28
   2             10.25%                 1.20%                7.74%            $ 10,774.44          $   126.93
   3             15.76%                 1.20%               11.84%            $ 11,183.87          $   131.75
   4             21.55%                 1.20%               16.09%            $ 11,608.86          $   136.76
   5             27.63%                 1.20%               20.50%            $ 12,049.99          $   141.95
   6             34.01%                 1.20%               25.08%            $ 12,507.89          $   147.35
   7             40.71%                 1.20%               29.83%            $ 12,983.19          $   152.95
   8             47.75%                 1.20%               34.77%            $ 13,476.55          $   158.76
   9             55.13%                 1.20%               39.89%            $ 13,988.66          $   164.79
  10             62.89%                 1.20%               45.20%            $ 14,520.23          $   171.05
TOTAL                                                                                              $ 1,454.57


8   DWS LARGE CAP VALUE VIP                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or the subadvisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME                 FEE PAID
DWS Large Cap Value VIP          0.65%

DWS VARIABLE SERIES II - CLASS B SHARES                    OTHER POLICIES AND
                                                           RISKS   9

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement and subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.



PORTFOLIO SUBADVISOR


SUBADVISOR FOR DWS LARGE CAP VALUE VIP
The subadvisor for DWS Large Cap Value VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.


10   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   11

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


12   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


16   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-LCV

                                  MAY 1, 2009





                                   PROSPECTUS



                            DWS VARIABLE SERIES II



                                    CLASS B


                              DWS TECHNOLOGY VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW THE PORTFOLIO WORKS



  3      DWS Technology VIP
 11      Other Policies and Risks
 11      The Investment Advisor


YOUR INVESTMENT IN THE PORTFOLIO



14      Buying and Selling Shares
17      How the Portfolio Calculates Share Price
17      Distributions
17      Taxes
18      Marketing and Distribution Fees



HOW THE PORTFOLIO WORKS

The portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own investment objective and strategy.

Remember that the portfolio is not a bank deposit. The portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS TECHNOLOGY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, portfolio management uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   3

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

4   DWS TECHNOLOGY VIP                               DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   5

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -21.77       -32.56      -35.72     46.42       1.48      3.27      0.43     13.84      -46.44
   2000        2001        2002       2003       2004      2005      2006      2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.49%, Q4 2001             WORST QUARTER: -33.68%, Q3 2001
2009 TOTAL RETURN AS OF MARCH 31: 3.72%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                      1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class B                    -46.44          -8.49              -5.74
Russell 1000 Growth Index              -38.44          -3.42              -5.04
S&P Goldman Sachs Technology
Index                                  -43.33          -5.38              -6.69

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


6   DWS TECHNOLOGY VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                   CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________
Management Fee 1                              0.66%
Distribution/Service (12b-1) Fee              0.25
Other Expenses 2                              0.38
TOTAL ANNUAL OPERATING EXPENSES 3, 4          1.29

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.48% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

4 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.39%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $131           $409           $708         $1,556


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   7

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Clark Chang
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Equity analyst for Technology Fund: New York.
   o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.
   o Joined the portfolio in 2008.
   o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


8   DWS TECHNOLOGY VIP                               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008        2007        2006       2005       2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.53     $  9.25     $ 9.21     $  8.93    $  8.80
-------------------------------------------------   --------     -------     ------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .03)     (  .05)     ( .04)c     ( .07)       .01
_________________________________________________   ________     _______     ______     _______    _______
 Net realized and unrealized gain (loss)              ( 4.86)       1.33        .08         .36        .12
-------------------------------------------------   --------     -------     ------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.89)       1.28        .04         .29        .13
-------------------------------------------------   --------     -------     ------     -------    -------
Less distributions from:
 Net investment income                                     -           -          -       ( .01)         -
_________________________________________________   ________     _______     ______     _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.64     $ 10.53     $ 9.25     $  9.21    $  8.93
-------------------------------------------------   --------     -------     ------     -------    -------
Total Return (%)                                      (46.44)b     13.84      .43c         3.27     1.48b
_________________________________________________   ________     _______     ______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     2           3         14          16         16
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses before expense reductions (%)         1.35        1.29       1.28        1.26       1.22
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses after expense reductions (%)          1.35        1.29       1.28        1.26       1.21
_________________________________________________   ________     _______     ______     _______    _______
Ratio of net investment income (loss) (%)             (  .35)     (  .53)     ( .51)c     ( .76)       .05
_________________________________________________   ________     _______     ______     _______    _______
Portfolio turnover rate (%)                               71          91         49         135        112
-------------------------------------------------   --------     -------     ------     -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TECHNOLOGY VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.29%                3.71%            $ 10,371.00          $   131.39
   2             10.25%                 1.29%                7.56%            $ 10,755.76          $   136.27
   3             15.76%                 1.29%               11.55%            $ 11,154.80          $   141.32
   4             21.55%                 1.29%               15.69%            $ 11,568.65          $   146.57
   5             27.63%                 1.29%               19.98%            $ 11,997.84          $   152.00
   6             34.01%                 1.29%               24.43%            $ 12,442.96          $   157.64
   7             40.71%                 1.29%               29.05%            $ 12,904.60          $   163.49
   8             47.75%                 1.29%               33.83%            $ 13,383.36          $   169.56
   9             55.13%                 1.29%               38.80%            $ 13,879.88          $   175.85
  10             62.89%                 1.29%               43.95%            $ 14,394.82          $   182.37
TOTAL                                                                                              $ 1,556.46


10   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in the portfolio's best interests.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the portfolio will achieve its investment objective.

A complete list of the portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for the portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154 makes portfolio investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor receives a management fee from the portfolio. Below is the management rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:



PORTFOLIO NAME            FEE PAID
DWS Technology VIP          0.70%

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.

DWS VARIABLE SERIES II - CLASS B SHARES                   OTHER POLICIES AND
                                                          RISKS   11

A discussion regarding the basis for the Board renewal of the portfolio's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between the portfolio and Deutsche Investment Management Americas Inc., the portfolio pays the Advisor for providing most of the portfolio's administrative services.


12   THE INVESTMENT ADVISOR                          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIO

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of the portfolio. The portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include the portfolio just described) are the participating insurance companies (the "insurance companies") that offer the portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The portfolio does not sell shares directly to the public. The portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the portfolio and have different expense ratios than the portfolio. As a result, the performance of the portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of the portfolio.

The portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the portfolio will ask for its name, address and other information that will allow the portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, the portfolio might request additional information (for instance, the portfolio would ask for documents such as the insurance company's articles of incorporation) to help the portfolio verify the insurance company's identity.

The portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

The portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   13

BUYING AND SELLING SHARES

The PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the portfolio is open for business.

o Unless otherwise instructed, the portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o The portfolio does not issue share certificates.

o The portfolio reserves the right to reject purchases of shares for any reason.

o The portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o The portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the portfolio, they are deemed to be in the portfolio's best interests or when the portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o The portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to the portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the


14   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES
portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the portfolio (e.g., "time zone arbitrage"). The portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, the portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the portfolio. The portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. The portfolio may take other trading activity into account if the portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. The portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of the portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolio's policies, may permit certain transactions not permitted by the portfolio's policies, or prohibit transactions not subject to the portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that the portfolio invests some portion of its assets in foreign securities, the portfolio has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How the Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of the portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in the portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   15

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in the portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to the portfolio. Contract owners should contact their insurance company to effect transactions in connection with the portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the portfolio, any record keeping/sub-transfer agency/networking fees payable by the portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of the portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the portfolio or of any particular share class of the portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the portfolio. Additional information regarding these revenue sharing payments is included in the portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


16   YOUR INVESTMENT IN THE PORTFOLIO                DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, the portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for the portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

The portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty


DWS VARIABLE SERIES II - CLASS B SHARES              YOUR INVESTMENT IN THE
                                                     PORTFOLIO   17
tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for the portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


18   DISTRIBUTIONS                                   DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-TEC

                                  MAY 1, 2009




                                   PROSPECTUS


                             DWS VARIABLE SERIES II
                                    CLASS B


DWS CORE FIXED INCOME VIP

DWS DREMAN SMALL MID CAP VALUE VIP


DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP


DWS TECHNOLOGY VIP



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

HOW EACH PORTFOLIO WORKS




  3        DWS Core Fixed Income VIP
 11        DWS Dreman Small Mid Cap
           Value VIP
 18        DWS Government & Agency
           Securities VIP
 25        DWS High Income VIP


 32        DWS Technology VIP
 40        Other Policies and Risks
 40        The Investment Advisor
 41        Portfolio Subadvisors



YOUR INVESTMENT IN THE PORTFOLIOS


43        Buying and Selling Shares
46        How each Portfolio Calculates
          Share Price
46        Distributions
46        Taxes
47        Marketing and Distribution
          Fees


HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS CORE FIXED INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top four credit rating categories. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

Portfolio management utilizes a core US fixed income strategy that seeks to add incremental returns to the Barclays Capital US Aggregate Index. In managing the portfolio, portfolio management uses a balanced "top-down" and "bottom-up" approach.

Portfolio management seeks pricing changes in a broad range of securities and sectors in order to achieve the portfolio's investment objective.

Company research is a very important part of the investment process. In selecting individual securities for investment, portfolio management:

o assigns a relative value, based on creditworthiness, cash flow and price, to each bond;

o determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. Portfolio management looks to exploit any inefficiencies between intrinsic value and market trading price;

o uses credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinates sector weightings to individual bonds that may add above-market value.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1-3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.


4   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   5

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -2.30       9.63      5.45      7.77      4.76      4.10      1.85      3.89     3.75       -19.71
  1999       2000      2001      2002      2003      2004      2005      2006      2007      2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.03%, Q3 2002              WORST QUARTER: -12.94%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 0.26%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                       1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                     -19.71          -1.70           1.58
Barclays Capital US Aggregate
Index                                    5.24           4.65            5.63

BARCLAYS CAPITAL U.S. AGGREGATE INDEX (name changed from Lehman Brothers U.S. Aggregate Index effective November 3, 2008) is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


6   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.50%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.32
TOTAL ANNUAL OPERATING EXPENSES 3          1.07

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.15%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $109           $340           $590         $1,306


DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   7

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

Kenneth R. Bowling, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.
   o  Head of Institutional Fixed Income Investments, Americas: Louisville.
   o  Joined the portfolio in 2009.
   o  BS and MEng from University of Louisville.

Jamie Guenther, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.
   o  Head of Institutional Credit: Louisville.
   o  Joined the portfolio in 2009.
   o  BBA from Western Michigan University.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Economics from University of Louisville.

J. Richard Robben, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for
      LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o  Portfolio Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BA from Bellarmine University.

David Vignolo, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.
   o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market
      (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.
   o  Credit Analyst for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
   o  Portfolio manager for Institutional Fixed Income: Louisville.
   o  Joined the portfolio in 2009.
   o  BS in Finance/Economics from the University of Richmond.

8   DWS CORE FIXED INCOME VIP                        DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.



FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

From December 2, 2005 through February 27, 2009, Aberdeen Asset Management Inc. served as the portfolio's subadvisor and was primarily responsible for the day to day management of the portfolio. Performance would have been different if the portfolio's current investment strategy had been in effect.



DWS CORE FIXED INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.80     $  11.84     $ 11.78    $  12.04    $  12.13
-------------------------------------------------   --------     --------     -------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .53          .51         .49         .42         .45
_________________________________________________   ________     ________     _______    ________    ________
 Net realized and unrealized gain (loss)              ( 2.73)      (  .08)     (  .05)     (  .21)        .05
-------------------------------------------------   --------     --------     -------    --------    --------
 Total from investment operations                     ( 2.20)         .43         .44         .21         .50
-------------------------------------------------   --------     --------     -------    --------    --------
Less distributions from:
 Net investment income                                (  .72)      (  .47)     (  .38)     (  .36)     (  .38)
_________________________________________________   ________     ________     _______    ________    ________
 Net realized gains                                        -            -      (  .00)*    (  .11)     (  .21)
-------------------------------------------------   --------     --------     -------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .72)      (  .47)     (  .38)     (  .47)     (  .59)
-------------------------------------------------   --------     --------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   8.88     $  11.80     $ 11.84    $  11.78    $  12.04
-------------------------------------------------   --------     --------     -------    --------    --------
Total Return (%)                                      (19.71)b       3.75        3.89        1.85        4.10
_________________________________________________   ________     ________     _______    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    32           69          82          89          88
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses before expense reductions (%)         1.10         1.05        1.07        1.07        1.03
_________________________________________________   ________     ________     _______    ________    ________
Ratio of expenses after expense reductions (%)          1.09         1.05        1.07        1.07        1.03
_________________________________________________   ________     ________     _______    ________    ________
Ratio of net investment income (loss) (%)               4.97         4.39        4.17        3.56        3.81
_________________________________________________   ________     ________     _______    ________    ________
Portfolio turnover rate (%)                              215          209         198         241         176
-------------------------------------------------   --------     --------     -------    --------    --------

a   Based on average shares outstanding during the period.

b   Total returns would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

DWS VARIABLE SERIES II - CLASS B SHARES                  DWS CORE FIXED INCOME
                                                         VIP   9

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CORE FIXED INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.07%                3.93%            $ 10,393.00          $   109.10
   2             10.25%                 1.07%                8.01%            $ 10,801.44          $   113.39
   3             15.76%                 1.07%               12.26%            $ 11,225.94          $   117.85
   4             21.55%                 1.07%               16.67%            $ 11,667.12          $   122.48
   5             27.63%                 1.07%               21.26%            $ 12,125.64          $   127.29
   6             34.01%                 1.07%               26.02%            $ 12,602.18          $   132.29
   7             40.71%                 1.07%               30.97%            $ 13,097.44          $   137.49
   8             47.75%                 1.07%               36.12%            $ 13,612.17          $   142.90
   9             55.13%                 1.07%               41.47%            $ 14,147.13          $   148.51
  10             62.89%                 1.07%               47.03%            $ 14,703.11          $   154.35
TOTAL                                                                                              $ 1,305.65


10   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS DREMAN SMALL MID CAP VALUE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 (Reg. TM) Value Index (as of February 28, 2009, the Russell 2000 (Reg. TM) Value Index had a median market capitalization of $231 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 28, 2009, the Russell Midcap (Reg. TM) Value Index had a median market capitalization of $1.8 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

Portfolio management begins its stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E) ratios. Portfolio management then seeks companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, portfolio management then completes its fundamental analysis and makes its buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

Portfolio management will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.


DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   11

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to stocks of medium-sized companies. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.


12   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect. Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2.54      3.79     17.37       -11.63     41.65      25.52       9.78     24.59      2.67     -33.67
  1999      2000      2001        2002       2003       2004       2005      2006       2007     2008




                 FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.63%, Q2 2003               WORST QUARTER: -20.24%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: -16.35%


DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   13

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                 -33.67          3.17            6.22
Russell 2500 Value Index            -31.99          -0.15           5.72
Russell 2000 Value Index            -28.92          0.27            6.11

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.64%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.26
TOTAL ANNUAL OPERATING EXPENSES 3          1.15

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.18%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $117           $365           $633         $1,398


14   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

PORTFOLIO MANAGEMENT

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the portfolio.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.
   o Over 20 years of investment industry experience.
   o MS, Texas Tech University.

Mark Roach
Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the portfolio.
   o Joined Dreman Value Management, L.L.C. in 2006.
   o Joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management since 2002.
   o Over 14 years of investment industry experience.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   15

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value VIP and operated with a different investment strategy. Performance may have been different if the portfolio's current policies had been in effect.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008         2007        2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  20.08     $  22.88    $  19.93    $  20.01    $  16.03
-------------------------------------------------   --------     --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                           .09          .10         .07         .11         .10
_________________________________________________   ________     ________    ________    ________    ________
 Net realized and unrealized gain (loss)              ( 4.92)         .54        4.67        1.66        3.97
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.83)         .64        4.74        1.77        4.07
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .22)      (  .14)     (  .08)     (  .07)     (  .09)
_________________________________________________   ________     ________    ________    ________    ________
 Net realized gains                                   ( 7.11)      ( 3.30)     ( 1.71)     ( 1.78)          -
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  ( 7.33)      ( 3.44)     ( 1.79)     ( 1.85)     (  .09)
-------------------------------------------------   --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   7.92     $  20.08    $  22.88    $  19.93    $  20.01
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                      (33.67)b       2.67       24.59        9.78       25.52
_________________________________________________   ________     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    24           34          90          83          71
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         1.18         1.16        1.17        1.19        1.16
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          1.17         1.16        1.17        1.19        1.16
_________________________________________________   ________     ________    ________    ________    ________
Ratio of net investment income (%)                       .78          .47         .33         .56         .59
_________________________________________________   ________     ________    ________    ________    ________
Portfolio turnover rate (%)                               49          110          52          61          73
-------------------------------------------------   --------     --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

16   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS DREMAN SMALL MID CAP VALUE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.15%                3.85%            $ 10,385.00          $   117.21
   2             10.25%                 1.15%                7.85%            $ 10,784.82          $   121.73
   3             15.76%                 1.15%               12.00%            $ 11,200.04          $   126.41
   4             21.55%                 1.15%               16.31%            $ 11,631.24          $   131.28
   5             27.63%                 1.15%               20.79%            $ 12,079.04          $   136.33
   6             34.01%                 1.15%               25.44%            $ 12,544.09          $   141.58
   7             40.71%                 1.15%               30.27%            $ 13,027.03          $   147.03
   8             47.75%                 1.15%               35.29%            $ 13,528.57          $   152.69
   9             55.13%                 1.15%               40.49%            $ 14,049.42          $   158.57
  10             62.89%                 1.15%               45.90%            $ 14,590.33          $   164.68
TOTAL                                                                                              $ 1,397.51


DWS VARIABLE SERIES II - CLASS B SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   17

DWS GOVERNMENT & AGENCY SECURITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in "Other Investments."

In deciding which types of government bonds to buy and sell, portfolio management first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each. Portfolio management's decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, portfolio management reviews each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on its outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


18   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   19

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   0.43     10.65       7.22      7.81      1.83      3.36      2.24      3.74     5.43      4.60
  1999      2000       2001      2002      2003      2004      2005      2006      2007      2008




               FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.07%, Q3 2001              WORST QUARTER: -1.06%, Q2 2004
2009 TOTAL RETURN AS OF MARCH 31: 2.63%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                    1 YEAR        5 YEARS        10 YEARS
Portfolio - Class B                   4.60           3.87           4.69
Barclays Capital GNMA Index           7.87           5.39           5.94

BARCLAYS CAPITAL GNMA INDEX (name changed from Lehman Brothers GNMA Index effective November 3, 2008) is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


20   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.45%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.28
TOTAL ANNUAL OPERATING EXPENSES 3          0.98

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.05% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $100           $312           $542         $1,201


DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   21

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Fixed Income: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald, CFA
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


22   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2008         2007         2006        2005        2004
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.35     $  12.25    $  12.23    $  12.52    $  12.51
-------------------------------------------------   --------     --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .52          .53         .50         .47         .40
_________________________________________________   ________     ________    ________    ________    ________
 Net realized and unrealized gain (loss)                 .03          .12      (  .06)     (  .21)        .02
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .55          .65         .44         .26         .42
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .53)      (  .55)     (  .42)     (  .45)     (  .30)
_________________________________________________   ________     ________    ________    ________    ________
 Net realized gains                                        -            -           -      (  .10)     (  .11)
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .53)      (  .55)     (  .42)     (  .55)     (  .41)
-------------------------------------------------   --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.37     $  12.35    $  12.25    $  12.23    $  12.52
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                     4.60b        5.43b          3.74        2.24        3.36
_________________________________________________   ________     ________    ________    ________    ________
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     8            5          33          47          49
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses before expense reductions (%)         1.00         1.04        1.07        1.02        1.00
_________________________________________________   ________     ________    ________    ________    ________
Ratio of expenses after expense reductions (%)          1.00         1.01        1.07        1.02        1.00
_________________________________________________   ________     ________    ________    ________    ________
Ratio of net investment income (%)                      4.24         4.39        4.16        3.78        3.21
_________________________________________________   ________     ________    ________    ________    ________
Portfolio turnover rate (%)                              543          465         241         191         226
-------------------------------------------------   --------     --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS B SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   23

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.98%                4.02%            $ 10,402.00           $    99.97
   2             10.25%                 0.98%                8.20%            $ 10,820.16           $   103.99
   3             15.76%                 0.98%               12.55%            $ 11,255.13           $   108.17
   4             21.55%                 0.98%               17.08%            $ 11,707.59           $   112.52
   5             27.63%                 0.98%               21.78%            $ 12,178.23           $   117.04
   6             34.01%                 0.98%               26.68%            $ 12,667.80           $   121.75
   7             40.71%                 0.98%               31.77%            $ 13,177.04           $   126.64
   8             47.75%                 0.98%               37.07%            $ 13,706.76           $   131.73
   9             55.13%                 0.98%               42.58%            $ 14,257.77           $   137.03
  10             62.89%                 0.98%               48.31%            $ 14,830.93           $   142.53
TOTAL                                                                                               $ 1,201.37


24   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

DWS HIGH INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. Portfolio management intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   25

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, debt securities will decrease in value when interest rates rise. The longer the duration of the portfolio's debt securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of debt securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding debt securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the portfolio emphasizes debt securities from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

26   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   27

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   1.90      -8.91      2.37      -0.58     24.14      12.08       3.41     10.11      0.54     -24.13
  1999      2000       2001      2002       2003       2004       2005      2006       2007     2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.44%, Q2 2003              WORST QUARTER: -16.33%, Q4 2008
2009 TOTAL RETURN AS OF MARCH 31: 3.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                         1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B                       -24.13          -0.53           1.33
Credit Suisse High Yield Index            -26.17          -0.59           2.87

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


28   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
_________________________________________________________
Management Fee 1                           0.50%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 2                           0.30
TOTAL ANNUAL OPERATING EXPENSES 3          1.05

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.18% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $107           $334           $579         $1,283

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   29

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HIGH INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008        2007       2006       2005       2004
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.81     $  8.38    $  8.22    $  8.77    $  8.41
-------------------------------------------------   --------     -------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                                 .53         .60        .59        .65        .64
_________________________________________________   ________     _______    _______    _______    _______
 Net realized and unrealized gain (loss)              ( 2.27)      ( .54)       .20      ( .39)       .32
-------------------------------------------------   --------     -------    -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 1.74)        .06        .79        .26        .96
-------------------------------------------------   --------     -------    -------    -------    -------
Less distributions from:
 Net investment income                                (  .76)      ( .63)     ( .63)     ( .81)     ( .60)
_________________________________________________   ________     _______    _______    _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.31     $  7.81    $  8.38    $  8.22    $  8.77
-------------------------------------------------   --------     -------    -------    -------    -------
Total Return (%)                                      (24.13)b       .54      10.11       3.41      12.08
_________________________________________________   ________     _______    _______    _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .1           10         53         56         57
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses before expense reductions (%)         1.25        1.08       1.10       1.10       1.06
_________________________________________________   ________     _______    _______    _______    _______
Ratio of expenses after expense reductions (%)          1.23        1.08       1.10       1.10       1.06
_________________________________________________   ________     _______    _______    _______    _______
Ratio of net investment income (%)                      7.98        7.45       7.34       7.87       7.71
_________________________________________________   ________     _______    _______    _______    _______
Portfolio turnover rate (%)                               38          61         93        100        162
-------------------------------------------------   --------     -------    -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

30   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HIGH INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.05%                3.95%            $ 10,395.00          $   107.07
   2             10.25%                 1.05%                8.06%            $ 10,805.60          $   111.30
   3             15.76%                 1.05%               12.32%            $ 11,232.42          $   115.70
   4             21.55%                 1.05%               16.76%            $ 11,676.10          $   120.27
   5             27.63%                 1.05%               21.37%            $ 12,137.31          $   125.02
   6             34.01%                 1.05%               26.17%            $ 12,616.73          $   129.96
   7             40.71%                 1.05%               31.15%            $ 13,115.10          $   135.09
   8             47.75%                 1.05%               36.33%            $ 13,633.14          $   140.43
   9             55.13%                 1.05%               41.72%            $ 14,171.65          $   145.98
  10             62.89%                 1.05%               47.31%            $ 14,731.43          $   151.74
TOTAL                                                                                              $ 1,282.56


DWS VARIABLE SERIES II - CLASS B SHARES                     DWS HIGH INCOME
                                                            VIP   31

DWS TECHNOLOGY VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, portfolio management uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. Portfolio management generally looks for companies that portfolio management believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, portfolio management uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. Portfolio management may favor securities from various industries and companies within the technology sector at different times.

Portfolio management will normally sell a stock when portfolio management believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1-3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



DERIVATIVES AND OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.


32   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   33

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies can be dependent upon exports, are vulnerable to falling demand from developed countries, and are more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


34   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                         CLASS B SHARES

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.



PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  -21.77       -32.56      -35.72     46.42       1.48      3.27      0.43     13.84      -46.44
   2000        2001        2002       2003       2004      2005      2006      2007       2008




                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.49%, Q4 2001             WORST QUARTER: -33.68%, Q3 2001
2009 TOTAL RETURN AS OF MARCH 31: 3.72%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008



                                      1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class B                    -46.44          -8.49              -5.74
Russell 1000 Growth Index              -38.44          -3.42              -5.04
S&P Goldman Sachs Technology
Index                                  -43.33          -5.38              -6.69

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   35

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                   CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
__________________________________________________________
Management Fee 1                              0.66%
Distribution/Service (12b-1) Fee              0.25
Other Expenses 2                              0.38
TOTAL ANNUAL OPERATING EXPENSES 3, 4          1.29

1 Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.

2 "Other Expenses" are restated to include an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

3 Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.48% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

4 Except as otherwise noted, the information in the table is based on amounts incurred during the portfolio's most recent fiscal year. It is important for you to understand that a decline in the portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the portfolio's expense ratios for the portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.39%.
    For more current expense information, see "Financial Highlights" in the portfolio's future annual or semi-annual reports.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $131           $409           $708         $1,556


36   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

PORTFOLIO MANAGEMENT

The following person handles the day-to-day management of the portfolio:

Clark Chang
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Global Equity analyst for Technology Fund: New York.
   o Joined Deutsche Asset Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.
   o Joined the portfolio in 2008.
   o BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   37

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS TECHNOLOGY VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2008        2007        2006       2005       2004
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.53     $  9.25     $ 9.21     $  8.93    $  8.80
-------------------------------------------------   --------     -------     ------     -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .03)     (  .05)     ( .04)c     ( .07)       .01
_________________________________________________   ________     _______     ______     _______    _______
 Net realized and unrealized gain (loss)              ( 4.86)       1.33        .08         .36        .12
-------------------------------------------------   --------     -------     ------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     ( 4.89)       1.28        .04         .29        .13
-------------------------------------------------   --------     -------     ------     -------    -------
Less distributions from:
 Net investment income                                     -           -          -       ( .01)         -
_________________________________________________   ________     _______     ______     _______    _______
NET ASSET VALUE, END OF PERIOD                      $   5.64     $ 10.53     $ 9.25     $  9.21    $  8.93
-------------------------------------------------   --------     -------     ------     -------    -------
Total Return (%)                                      (46.44)b     13.84      .43c         3.27     1.48b
_________________________________________________   ________     _______     ______     _______    _______
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     2           3         14          16         16
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses before expense reductions (%)         1.35        1.29       1.28        1.26       1.22
_________________________________________________   ________     _______     ______     _______    _______
Ratio of expenses after expense reductions (%)          1.35        1.29       1.28        1.26       1.21
_________________________________________________   ________     _______     ______     _______    _______
Ratio of net investment income (loss) (%)             (  .35)     (  .53)     ( .51)c     ( .76)       .05
_________________________________________________   ________     _______     ______     _______    _______
Portfolio turnover rate (%)                               71          91         49         135        112
-------------------------------------------------   --------     -------     ------     -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.


38   DWS TECHNOLOGY VIP                              DWS VARIABLE SERIES II -
                                                        CLASS B SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the portfolio may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS TECHNOLOGY VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.29%                3.71%            $ 10,371.00          $   131.39
   2             10.25%                 1.29%                7.56%            $ 10,755.76          $   136.27
   3             15.76%                 1.29%               11.55%            $ 11,154.80          $   141.32
   4             21.55%                 1.29%               15.69%            $ 11,568.65          $   146.57
   5             27.63%                 1.29%               19.98%            $ 11,997.84          $   152.00
   6             34.01%                 1.29%               24.43%            $ 12,442.96          $   157.64
   7             40.71%                 1.29%               29.05%            $ 12,904.60          $   163.49
   8             47.75%                 1.29%               33.83%            $ 13,383.36          $   169.56
   9             55.13%                 1.29%               38.80%            $ 13,879.88          $   175.85
  10             62.89%                 1.29%               43.95%            $ 14,394.82          $   182.37
TOTAL                                                                                              $ 1,556.46


DWS VARIABLE SERIES II - CLASS B SHARES                      DWS TECHNOLOGY
                                                             VIP   39

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a debt security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interests. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its investment objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by portfolio and generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


40   OTHER POLICIES AND RISKS                        DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                                 FEE PAID
DWS Core Fixed Income VIP                       0.54%
DWS Dreman Small Mid Cap Value VIP              0.68%
DWS Government & Agency Securities VIP          0.48%*
DWS High Income VIP                             0.54%
DWS Technology VIP                              0.70%

* Reflects the effects of expense limitations and/or fee waivers then in effect.

The management fee paid for the last fiscal year includes the effect of approved fee changes that took effect on May 1, 2008.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BALANCED VIP
The subadvisor for DWS Balanced VIP is Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the Securities and Exchange Commission, whose assets under management are currently comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.



SUBADVISOR FOR DWS DREMAN SMALL MID CAP VALUE VIP

The subadvisor for DWS Dreman Small Mid Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $7.9 billion in assets, which is primarily comprised of investment companies. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.


DWS VARIABLE SERIES II - CLASS B SHARES                    THE INVESTMENT
                                                           ADVISOR   41

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class B shares of each portfolio. Each portfolio may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than a portfolio. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of shareholders of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


42   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interests or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


DWS VARIABLE SERIES II - CLASS B SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   43
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.


44   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Each portfolio's market timing policies and procedures may be modified or terminated at any time.


HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .05% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


DWS VARIABLE SERIES II - CLASS B SHARES             YOUR INVESTMENT IN THE
                                                    PORTFOLIOS   45

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")



DISTRIBUTIONS

Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


46   YOUR INVESTMENT IN THE PORTFOLIOS               DWS VARIABLE SERIES II -
                                                     CLASS B SHARES

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

DWS Variable Series II has adopted a 12b-1 plan for each portfolio's Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than to the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES II - CLASS B SHARES
                                                             DISTRIBUTIONS   47

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Investments at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza               100 F Street, N.E.
Chicago, IL 60606-5808                  Washington, D.C. 20549-0102
(800) 621-1148                          WWW.SEC.GOV
                                        (800) SEC-0330


SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002


(05/01/09) 2b-Pref